Table of Contents
--------------------------------------------------------------------------------

Letter from the Chairman of the Board and Chief Executive
  Officer...................................................      2
Atlas Fund Discussions
     Stock Funds............................................      5
     Bond Funds.............................................      8
     Money Funds............................................     10
Atlas Fund Financial Information
     Stock and Bond Fund Total Returns......................     11
     Comparing Atlas Fund Performance to the Market.........     12
     Statements of Investments in Securities and Net
      Assets................................................     14
     Statements of Assets and Liabilities...................     40
     Statements of Operations...............................     42
     Statements of Changes in Net Assets....................     44
     Financial Highlights...................................     48
     Notes to Financial Statements..........................     54
     Independent Auditors' Report...........................     64
     Tax Information........................................     65
S&P 500 Index Master Portfolio..............................     66


Atlas Funds are distributed by Atlas Securities, Inc. (dba
Atlas Funds Distributors, Inc. in Arizona)
This material should be preceded or accompanied by a current
Atlas Funds prospectus.                                       [THUMBTACK GRAPHIC]

                             We Want You To Know...

Atlas Funds are not FDIC-insured and are not deposits or obligations of, or guaranteed by World Savings. Mutual fund returns and principal value will vary and you may have a gain or loss when you sell.

[ATLAS FUNDS LOGO]

              FROM THE OFFICE OF MARION O. SANDLER
              Chairman of the Board and Chief Executive Officer

              Dear Valued Shareholder,

                  After three interest rate increases during the first
              half of 2000, the Federal Reserve (the "Fed") held rates steady during the second half as monetary policymakers awaited indications that the economy was slowing and inflation was under control. As evidence of a deeper-than-expected economic slowdown materialized toward yearend, the Fed switched its focus from inflation to concerns about recession.

                  During the fourth quarter, for example, retail sales
              posted their weakest results since 1990, and manufacturing activity was at its lowest level in 10 years. Consumer confidence, which peaked in May, fell to a two-year low in December. Corporate earnings growth slowed substantially and, although unemployment averaged only 4% for the year, first-time unemployment claims were on the rise by yearend. Gross Domestic Product, a key measure of economic activity, gained only 1.4% in the fourth quarter, its lowest rate of growth in over five years.

                                  The Stock Market:
                                 A Year of Correction

                  After five straight years of double-digit growth, the
              stock market declined in 2000. The technology industry, which had fueled substantial advances in equity prices during 1999 and early 2000, experienced a significant retrenchment that weighed heavily on the market. A correction in stock prices began in the spring and intensified in breadth and magnitude through the rest of the year. The NASDAQ Composite Index posted a loss of -39.2%, the worst annual performance in its 29-year history. The Standard and Poor's 500 Index (the "S&P 500"), which is a measure of broad market performance, ended 2000 down -9.1%, its worst return in over twenty-five years. Under these market conditions, Atlas' U.S. stock funds produced negative total returns as well. However, as you will see in the Fund Discussions that follow, most of our stock funds delivered returns near or above their benchmark indices. In fact, our best-performing U.S. stock fund, the Atlas Growth and Income Fund, beat the S&P 500 by a comfortable margin, producing a total return of -4.90%.

                  While higher interest rates and rising oil prices
              hampered the U.S. economy, their effects also impacted the global markets, where technology and telecommunications stocks suffered the most. The Morgan Stanley Capital International World Index fell -12.9%.

              Despite the disappointing performance of markets worldwide, the Atlas Global Growth Fund ended the year in positive territory, generating a total return of 3.24%. The following Fund Discussions contain more information on the Atlas stock funds.

                                   The Bond Market:
                                 A Mixed Performance

                  It was a mixed year for the bond market. Reacting to
              rising interest rates and fears about the financial health of a variety of companies, both investment-grade and high-yield corporate bonds experienced another rough year, the fourth in a row. Concerns about credit quality became pronounced late in the year as the economy weakened.

                  In contrast, government and municipal bonds
              experienced a rally. The demand for Treasuries and high quality municipal bonds increased as investors sought a "safe haven" from a faltering economy and a correcting stock market. Higher demand leads to rising prices and, because yields move in the opposite direction, the yield on the benchmark 30-year Treasury bond fell over a full percentage point to 5.45% by yearend. Long-term municipal bond yields declined as much as 1%. The Atlas bond funds were well positioned to take advantage of these market conditions. The Atlas California Municipal Bond and the Atlas National Municipal Bond Funds achieved total returns of 12.75% and 11.24%, respectively. The Atlas U.S. Government and Mortgage Securities Fund also produced a double-digit return of 10.21%. All of the Atlas bond funds are discussed in more detail in the Fund Discussions on the following pages.

                               Goodbye 2000, Hello 2001

                  Last year provided us with an ample reminder that
              downturns are an unavoidable part of the economic cycle. Successful investors, however, have learned to live with short-term reversals because they know that -- over the long haul -- stocks have significantly outperformed other types of investments. I realize 2000 may have been an unsettling year for many of you, but now is an excellent opportunity to reaffirm your commitment to your long-term investment strategy. Remember that, ultimately, time is on your side.

                  In light of changes in the economic environment, your
              portfolio may need some adjustments. I encourage you to speak with your Atlas Representative and take advantage of a free personalized financial assessment to review your investments and asset allocation.

                  The Investments You Want From The People You Trust

                  When you invest in any Atlas Fund, you don't pay one
              cent in sales charges. And as an added benefit, your Atlas no load funds come with the knowledge and expertise of a friendly Atlas Representative. Ask your Representative for a prospectus with more information on fees and charges that may apply to an ongoing investment.

                  As a sister company of World Savings and a member of
              the $55 billion-strong Golden West Financial Corporation, Atlas is dedicated to giving you the quality products and service you've come to expect from World. As an Atlas investor, you'll enjoy the kind of personal attention and professional advice that most other no load funds simply do not provide. Call us today at 1-800-933-ATLAS (1-800-933-2852) to schedule an appointment.

                  Thank you for the trust you've placed in Atlas. We
              look forward to serving you now and for many years to come.

              Sincerely,

              /S/ Marion O. Sandler
              Marion O. Sandler
              Chairman of the Board and Chief Executive Officer

Atlas Fund Discussions
--------------------------------------------------------------------------------

                  The following sections review fund performance and portfolio strategies for the Atlas Funds for the year 2000. As always, past performance is no guarantee of future results. Indices used for comparison purposes are representative of the markets in which each fund invests, but may differ materially from a fund's portfolio. Indices are unmanaged, do not include management expenses, and cannot be invested in directly.

Global Growth Fund:

                  The Global Growth Fund rose 3.24% during 2000, significantly outperforming its benchmark, the Morgan Stanley Capital International World Index, which fell -12.9%. The fund posted a gain for the year despite declines in almost all the major markets around the world. On December 31, 2000, the Global Growth Fund was awarded an overall five-star rating from Morningstar for risk-adjusted performance, placing it in the top 10% of 1,281 international equity funds. The fund has maintained this prestigious five-star status since it first became eligible for a rating in April 1999.(1,2)

                  The Global Growth Fund invests in stocks of growth-oriented companies throughout the world and uses a "global theme" approach to choosing investments. The fund's manager attributes the strong performance in 2000 to early trimming of technology equities, as well as to good stock selection in healthcare, biotechnology and European consumer staples. At the end of 2000, 41% of the portfolio was invested in the U.S. market and 45% in Europe, with the balance in areas that included Asia, Canada, Brazil and Australia.

                  Going forward, the portfolio manager feels that, despite continued weakness in the technology industry projected for the first part of the year, selected companies in that sector are attractive, especially in the semi-conductor area. The manager believes the fund is well positioned in these stocks, as well as in those of European consumer growth equities with appreciation potential.

Growth and Income Fund:

                  The Growth and Income Fund posted a -4.90% total return for the year, significantly outperforming the Standard and Poor's 500 Index, which experienced a -9.1% decline during the same time period. As of December 31, 2000, the fund earned an overall four-

---------------

                  (1) Morningstar proprietary ratings reflect historical
                      risk-adjusted performance as of 12/31/00 and are subject to change. Overall ratings are calculated from 3-, 5-, and 10-year average annual returns (if applicable) with appropriate adjustments for fees and risk. The top 10% of funds in each category earn 5 stars, the next 22.5% receive 4 stars, and the next 35% receive 3 stars.

                  (2 )The Global Growth Fund received 5 stars for 3 years
                      among 1,281 international equity funds.

Atlas Fund Discussions
--------------------------------------------------------------------------------

Growth and Income Fund: (continued)
                  star rating from Morningstar, placing it in the top third of 4,164 domestic equity funds for risk-adjusted performance.(1,3)

                  The Growth and Income Fund seeks long-term growth, with current income secondary, and invests primarily in a mix of growth and value-oriented stocks. During the year, the fund's managers increased holdings in both the capital goods and financial sectors. Together with utilities, these industry groups helped the fund beat the S&P 500 Index in total return. In general, the portfolio's technology positions had a negative impact on the fund's returns.

                  Entering 2001, the Growth and Income Fund will continue to emphasize companies with revenue growth potential. While technology investments will remain a large part of the portfolio, the managers will continue to look for opportunities to add value-oriented stocks in order to offset expected market volatility. Additionally, U.S. Treasury securities, convertible bonds and higher dividend-paying common stocks will continue to be used as sources of current income.

Balanced Fund:

                  The Balanced Fund pursues long-term growth while providing current income, and invests in a diversified portfolio of stocks and government and investment grade corporate bonds. Although the fund outperformed the S&P 500, it trailed the 11.63% gain in the Lehman Brothers Aggregate Bond Index and produced a disappointing -8.71% return for the year.

                  In 2000, the fund's equity strategy led it more heavily into technology than its peers. This overweight position was a significant contributor to the fund's negative performance. To mitigate the impact of the weak stock market, the manager increased the allocation in bonds from 35% at the beginning of 2000 to 43% by yearend. However, the Balanced Fund was still underweight in this asset class relative to its peers, which was another factor that contributed to the fund's weak performance.

                  Looking ahead, the fund's manager anticipates continuing to emphasize stocks over bonds, while keeping the portfolio's allocation more closely in line with its peers. He also plans to adjust equity holdings to be less reliant on technology and to provide better diversification among other industries. He expects to favor sectors with stable growth rates, such as healthcare and consumer retail, and those that may benefit from tax cuts and lower interest rates.

---------------

                  (3) The Growth and Income Fund was rated 4 stars for 3,
                      5, and 10 years among 4,164; 2,542; and 824
                      domestic equity funds.

--------------------------------------------------------------------------------

S&P 500 Index Fund:

                  The S&P 500 Index Fund experienced a -9.54% total return in 2000,(4,5) compared to the index's return of -9.1%. The fund attempts to match, as closely as possible, the risk and return of the S&P 500 Index, and enables investors to own a stock portfolio comprised of five hundred of the largest companies in the U.S.

                  Investing in an index fund is particularly suitable for those individuals who believe actively managed funds cannot beat the market consistently. Primarily because of fund operating expenses, index funds will usually lag the index they track. To help keep costs down, the adviser is currently absorbing all expenses over 0.50%. Without expense waivers and reimbursements, the fund's total return would have been lower.

Strategic Growth Fund:

                  The Strategic Growth Fund provided a -9.65% total return for the year, 0.55% lower than the S&P 500 Index. The fund's risk-adjusted performance placed it in the top third of 4,164 domestic equity funds and earned it an overall four-star rating from Morningstar on December 31, 2000.(1,6)

                  The fund seeks long-term growth and invests in medium to large, growth-oriented companies with above-average appreciation potential. In 2000, the portfolio manager adopted a defensive position by reducing the fund's equity exposure. Assets were moved into cash, which increased from 12% of the fund at the beginning of 2000 to 28% by yearend. Also during the year, the portfolio's composition shifted to more conservative holdings such as financials and utilities. The aggregate allocation for those sectors nearly doubled, ending the year at approximately 13%. However, the manager continued to favor technology stocks, which were 40% of assets at the end of the year. This heavy weighting had a negative impact on performance for 2000.

                  Going forward, the fund's manager remains committed to technology stocks, but will balance the portfolio with more conservative holdings in less volatile industries. For example, he plans to redeploy a portion of the fund's cash into additional investments in the financial, utility, and healthcare sectors.

---------------

                  (4) "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," and
                      "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Atlas Assets, Inc. The fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the fund.

                  (5) The S&P 500 Index Fund invests all of its assets in
                      a separate mutual fund, the Master Portfolio, which has the same investment objective. Performance shown for the S&P 500 Index Fund for periods prior to August 16, 2000 (commencement of operations), reflects that of the Master Portfolio, adjusted for current fund net operating expenses.

                  (6) The Strategic Growth Fund was rated 3 stars for 3
                      years and 4 stars for 5 years among 4,164 and 2,542 domestic equity funds.

Atlas Fund Discussions
--------------------------------------------------------------------------------

Emerging Growth Fund:

                  The Emerging Growth Fund, largely comprised of technology and technology-related stocks, posted a -22.78% total return in 2000, nearly matching the Russell 2000 Growth Index, which fell -22.4%. The fund significantly outperformed the technology-heavy NASDAQ Composite Index, which dropped -39.2%.

                  The Emerging Growth Fund is designed to capitalize on the growth potential of small companies with innovative products and services. The fund's manager seeks corporations that are in the "emerging growth" phase of development. During 2000, the fund was subject to the extreme volatility in the technology industry because of the composition of its portfolio. Although the manager had reduced technology holdings from over half the portfolio at the beginning of 2000 to 25% at yearend, the fund was still impacted by the correction in technology.

                  Going into 2001, the fund is more diversified across industries and less subject to any future volatility in the technology sector. Holdings in financial stocks, which more than doubled in 2000, should respond positively to a lower interest rate environment. In addition, an increased position in healthcare may allow the fund to benefit from anticipated changes in legislation.

Municipal Bond Funds:

                  The California Municipal Bond Fund produced a total return of 12.75% for the year, and the National Municipal Bond Fund returned 11.24%. Both of the municipal bond funds seek to produce high after-tax income that is exempt from federal income tax.(7) At yearend, the 30-day yields for the funds were 3.91% and 4.04%, respectively, for maximum tax equivalent yields of 7.14% and 6.69%. California Municipal Bond Fund dividends are also free from state income tax.(7)

                  The volatility in the stock market during the year induced many investors to seek the "safe haven" of high-quality municipal bonds, which performed better than lower quality issues as investors became more cautious about the economic slowdown and the claims paying ability of issuers with lower credit ratings. Both of the Atlas municipal bond funds are comprised exclusively of investment grade (AAA, AA, A and BBB) intermediate and long-term municipal bonds. The California Municipal Bond Fund held 80% of its portfolio in high-quality AAA or AA-rated securities. Additionally, 66% of the portfolio is comprised of bonds insured against default. The National Municipal Bond Fund was 67% invested in the two highest grades and held 46% of its assets in insured issues. It also benefits from the diversification of investing in multiple states.

---------------

                  (7) Some income or alternative minimum tax may apply.

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                  In late 2000, California faced for the first time the prospect that the state's infrastructure may not be able to support its demand for power. Two of California's largest utilities, Pacific Gas & Electric Company (PG&E) and Southern California Edison, faced with a serious lack of funds to pay their obligations, were at risk for downgrades in ratings. The California Municipal Bond Fund contains only one small PG&E holding, which is insured against default.

                  Looking forward, the fund's manager believes that the Atlas municipal bond funds are well positioned to take advantage of favorable market conditions. The environment should continue to be positive for the municipal bond market, since interest rates are projected to fall further. Declining rates make existing securities (issued at higher rates) more attractive and increase their value. Bonds could also benefit if stock market volatility continues in 2001.

U.S. Government and Mortgage Securities Fund:

                  The U.S. Government and Mortgage Securities Fund delivered a solid total return of 10.21% for the year, benefiting from strong demand for high-quality government and government agency obligations. In addition, the fund continued to provide excellent income for investors, ending the year with a 30-day yield of 6.07%. On December 31, 2000, it held an overall four-star rating from Morningstar, placing it in the top third of 1,769 fixed income funds.(1,8)

                  The U.S. Government and Mortgage Securities Fund seeks high current income with minimal credit risk, and invests primarily in long-term, government agency mortgage-backed securities that have the highest quality rating (AAA). The fund may also invest in U.S. Treasury securities.

                  During 2000, the supply of new Treasury issues was limited due to the growing U.S. budget surplus, which led to a "spillover" effect as investors sought other types of securities backed by governmental agencies. The increased demand for government agency securities was primarily responsible for the fund's double-digit return, its first return of 10% or more since 1995.

                  Looking forward, the portfolio manager maintains a positive outlook for the fund. First, economists are predicting further reductions in the Federal Funds rate. If this happens, the environment for all types of fixed income investments should be favorable. Second, the forecasted supply of Treasuries is expected to shrink further, which may induce investors to continue to seek high-quality government agency mortgage-backed securities. Both of these scenarios should have a positive effect on fund performance.

---------------

                  (8) The U.S. Government and Mortgage Securities Fund
                      was rated 4 stars for 3 and 5 years and 3 stars for 10 years among 1,769; 1,309; and 398 fixed income funds.

Atlas Fund Discussions
--------------------------------------------------------------------------------

Strategic Income Fund:

                  The Strategic Income Fund generated a 2.05% total return in 2000, a year that produced varying results in different sectors of the bond market. The Strategic Income Fund seeks high current income, and invests primarily in U.S. Government securities, foreign fixed income debt, and high-yield U.S. corporate bonds. On December 31, 2000, the fund was providing investors with an attractive 30-day yield of 9.38%.

                  In 2000, the fund benefited from diversification, as the performance of its emerging markets positions, mortgages, and U.S. Treasury holdings softened the impact of the negative returns in the high-yield and foreign fixed income debt arenas.

                  Going forward, the portfolio managers anticipate more favorable conditions for the high-yield and foreign fixed income debt sectors. They believe high-yield bonds will stage a rebound as markets assess that most companies in this universe have hit the bottom. Additionally, the managers expect growth in Europe to outpace that in the U.S., improving the prospects for European fixed income debt.

Money Funds:

                  The Atlas money funds continued to provide investors with attractive yields, after-tax advantages, and money market stability in 2000. Although money funds are not FDIC-insured or government guaranteed and it is possible to lose money on your investment, they are managed to maintain a stable $1 share price.

                  The U.S. Treasury Money Fund produced a total return of 5.35% by investing exclusively in top-quality U.S. Treasury obligations that are backed by the full faith and credit of the U.S. Government. Income generated by the fund is 100% exempt from state and local taxes. On December 31, 2000, the fund's 7-day yield was 5.32%.

                  The National Municipal Money Fund provided a tax-exempt total return of 3.54%, and the California Municipal Money Fund realized a double tax-free return of 3.03%.(9) By yearend, the funds' 7-day yields had risen to 3.95% and 3.43% respectively, for maximum tax equivalent yields of 6.67% and 6.35%. The Atlas municipal money funds will continue to purchase only the highest quality short-term municipal securities and favor those that are backed by private insurance, pre-refunding, or letters of credit offered by non-Japanese banks.

---------------

                  (9) Some income or alternative minimum tax may apply.

Atlas Stock and Bond Fund Total Returns      for periods ended December 31, 2000
--------------------------------------------------------------------------------

                                                                        Class A Shares
                                                            ---------------------------------------

                                                                 1 Year                5 Years
                                                            ----------------       ----------------
                                                                   %                      %
---------------------------------------------------------------------------------------------------
Stock Funds:
Balanced --------------------------------------------------      (8.71)                  5.96
Emerging Growth ------------------------------------------      (22.78)                  N.A.
Global Growth ---------------------------------------------       3.24                   N.A.
Growth and Income ----------------------------------------       (4.90)                 19.04
S&P 500 Index --------------------------------------------       (9.54)                 17.75
Strategic Growth ----------------------------------------        (9.65)                 17.17

Bond Funds:
California
Municipal Bond --------------------------------------------      12.75                   5.06
National
Municipal Bond --------------------------------------------      11.24                   4.69
Strategic Income ----------------------------------------         2.05                   N.A.
U.S. Government
and Mortgage
Securities ---------------------------------------------         10.21                   5.82

                                                                      Class A Shares
                                                             --------------------------------
                                                               10 Years or Since Inception
                                                             --------------------------------
                                                                                inception
                                                                   %              date
Stock Funds:
Balanced --------------------------------------------------       7.16           9/30/93
Emerging Growth ------------------------------------------       11.97           4/30/97
Global Growth ---------------------------------------------      22.46           4/30/96
Growth and Income ----------------------------------------       17.12*          12/5/90
S&P 500 Index --------------------------------------------       17.20           7/2/93
Strategic Growth ----------------------------------------        15.81           9/30/93
Bond Funds:
California
Municipal Bond --------------------------------------------      6.66*           1/24/90
National
Municipal Bond --------------------------------------------      6.68*           1/24/90
Strategic Income ----------------------------------------         5.68           5/20/96
U.S. Government
and Mortgage
Securities ---------------------------------------------         7.10*           1/19/90

* 10-year return

"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Atlas Assets, Inc. The fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the fund.

The S&P 500 Index Fund invests all of its assets in a separate mutual fund, the Master Portfolio, which has the same investment objective. Performance shown for the S&P 500 Index Fund for periods prior to August 16, 2000 (commencement of operations), reflects that of the Master Portfolio, adjusted for current fund net operating expenses.

Comparing Atlas Fund Performance to the Market
--------------------------------------------------------------------------------

AS ALWAYS, PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The following charts compare the growth of a hypothetical $10,000 investment in each of the Atlas stock and bond funds as compared to a representative total return index for the market(s) in which each fund invests. Index performance does not include management expenses, and the mix, quality and maturity of securities in an index may vary widely from those in our funds' portfolios. All returns reflect the reinvestment of dividends and capital gains, if applicable.

Balanced Fund
[Balanced Fund Line Graph]

                                                                                STANDARD & POOR'S
                                                                             COMPOSITE INDEX OF 500     LEHMAN BROTHERS AGGREGATE
                                                   ATLAS BALANCED FUND               STOCKS                    BOND INDEX
                                                   -------------------       ----------------------     -------------------------
9/93                                                      10000                       10000                       10000
12/94                                                      9752                       10367                        9713
12/95                                                     12362                       14259                       11508
12/96                                                     14316                       17549                       11924
12/97                                                     17569                       23397                       13079
12/98                                                     19084                       30088                       14213
12/99                                                     18093                       36420                       14094
12/00                                                     16516                       33110                       15733

Emerging Growth Fund
               [Emerging Growth Fund Line Graph]

                                                                 ATLAS EMERGING GROWTH FUND             RUSSELL 2000 INDEX
                                                                 --------------------------             ------------------
4/97                                                                       10000                              10000
6/97                                                                       12440                              11589
                                                                           13870                              13313
12/97                                                                      13000                              12867
                                                                           14620                              14160
6/98                                                                       14110                              13499
                                                                           11450                              10779
12/98                                                                      13750                              12538
                                                                           12210                              11858
6/99                                                                       12630                              13701
                                                                           12870                              12835
12/99                                                                      19618                              15203
                                                                           21497                              16280
6/00                                                                       18334                              15666
                                                                           18470                              15839
12/00                                                                      15149                              14745

Global Growth Fund
[Global Growth Fund Line Graph]

                                                                             MORGAN STANLEY CAPITAL
                                                ATLAS GLOBAL GROWTH FUND    INTERNATIONAL WORLD INDEX
                                                ------------------------    -------------------------
4/96                                                      10000                       10000
12/96                                                     11089                       10687
6/97                                                      13071                       12357
12/97                                                     13789                       12422
6/98                                                      15821                       14515
12/98                                                     16022                       15506
6/99                                                      17903                       16854
12/99                                                     24970                       19436
6/00                                                      27276                       18963
12/00                                                     25780                       16922

Growth and Income Fund
               [Growth and Income Fund Performance Graph]

                                                                                                STANDARD & POOR'S COMPOSITE INDEX
                                                               ATLAS GROWTH AND INCOME FUND               OF 500 STOCKS
                                                               ----------------------------     ---------------------------------
12/90                                                                     10000                               10000
12/91                                                                     13815                               13040
12/92                                                                     14008                               14031
12/93                                                                     15465                               15441
12/94                                                                     15273                               15644
12/95                                                                     20321                               21516
12/96                                                                     24418                               26448
12/97                                                                     30845                               35263
12/98                                                                     38813                               45347
12/99                                                                     51122                               54890
12/00                                                                     48619                               49902

* "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Atlas Assets, Inc. The fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the fund.

  The S&P 500 Index Fund invests all of its assets in a separate mutual fund, the Master Portfolio, which has the same investment objective. Performance shown for the S&P 500 Index Fund for periods prior to August 16, 2000 (commencement of operations), reflects that of the Master Portfolio, adjusted for current fund net operating expenses.

--------------------------------------------------------------------------------

S&P 500 Index Fund*
[S&P 500 Index Fund* Line Graph]

                                                                                                STANDARD & POOR'S COMPOSITE INDEX
                                                                 ATLAS S&P 500 INDEX FUND                 OF 500 STOCKS
                                                                 ------------------------       ---------------------------------
7/2/93                                                                   10000.0                             10000.0
12/93                                                                    10556.5                             10597.7
12/94                                                                    10614.6                             10737.1
12/95                                                                    14526.2                             14767.4
12/96                                                                    17772.3                             18155.6
12/97                                                                    23596.9                             24211.4
12/98                                                                    30234.1                             31129.9
12/99                                                                    36378.3                             37679.7
12/00                                                                    32908.9                             34250.0

Strategic Growth Fund
               [Strategic Growth Fund Line Graph]

                                                                                                STANDARD & POOR'S COMPOSITE INDEX
                                                               ATLAS STRATEGIC GROWTH FUND                OF 500 STOCKS
                                                               ---------------------------      ---------------------------------
9/93                                                                      10000                               10000
12/94                                                                     10165                               10367
12/95                                                                     13128                               14259
12/96                                                                     16242                               17549
12/97                                                                     20609                               23397
12/98                                                                     22922                               30088
12/99                                                                     32117                               36420
12/00                                                                     29019                               33110

California Municipal Bond Fund

[California Municipal Bond Fund Line Graph]

                                                              ATLAS CALIFORNIA MUNICIPAL BOND     LEHMAN BROTHERS MUNICIPAL BOND
                                                                            FUND                              INDEX
                                                              -------------------------------     ------------------------------
1/90                                                                       10000                              10000
12/90                                                                      10902                              10780
12/91                                                                      12268                              12089
12/92                                                                      13232                              13154
12/93                                                                      15020                              14770
12/94                                                                      14145                              14006
12/95                                                                      16232                              16452
12/96                                                                      16866                              17180
12/97                                                                      18210                              18761
12/98                                                                      19292                              19977
12/99                                                                      18428                              19564
12/00                                                                      20778                              21847

National Municipal Bond Fund
               [National Municipal Bond Fund Line Graph]

                                                               ATLAS NATIONAL MUNICIPAL BOND      LEHMAN BROTHERS MUNICIPAL BOND
                                                                            FUND                              INDEX
                                                               -----------------------------      ------------------------------
1/90                                                                       10000                              10000
12/90                                                                      10852                              10780
12/91                                                                      12287                              12089
12/92                                                                      13389                              13154
12/93                                                                      15182                              14770
12/94                                                                      14361                              14006
12/95                                                                      16481                              16452
12/96                                                                      17071                              17180
12/97                                                                      18532                              18761
12/98                                                                      19589                              19977
12/99                                                                      18637                              19564
12/00                                                                      20733                              21847

Strategic Income Fund

[Strategic Income Fund Line Graph]

                                                                            LEHMAN BROTHERS AGGREGATE    SALOMON BROTHERS WORLD
                                              ATLAS STRATEGIC INCOME FUND          BOND INDEX             GOVERNMENT BOND INDEX
                                              ---------------------------   -------------------------    ----------------------
May-96                                                   10000                        10000                       10000
Dec-96                                                   10975                        10630                       10601
Jun-97                                                   11436                        10961                       10471
Dec-97                                                   12026                        11660                       10627
Jun-98                                                   12428                        12116                       10922
Dec-98                                                   12511                        12671                       12252
Jun-99                                                   12499                        12496                       11374
Dec-99                                                   12752                        12565                       11729
Jun-00                                                   12938                        13065                       11733
Dec-00                                                   13013                        14026                       11917

U.S. Government and Mortgage Securities Fund
               [U.S. Government and Mortgage Securities Fund Line Graph]

                                                                 ATLAS U.S. GOVERNMENT AND        LEHMAN BROTHERS U.S. MORTGAGE-
                                                                  MORTGAGE SECURITIES FUND           BACKED SECURITIES INDEX
                                                                 -------------------------        ------------------------------
1/90                                                                       10000                              10000
12/90                                                                      11124                              11151
12/91                                                                      12852                              12903
12/92                                                                      13860                              13800
12/93                                                                      14898                              14744
12/94                                                                      14406                              14507
12/95                                                                      16640                              16944
12/96                                                                      17389                              17851
12/97                                                                      18824                              19544
12/98                                                                      19966                              20906
12/99                                                                      20045                              21293
12/00                                                                      22092                              23670

Statements of Investments in Securities and Net Assets         December 31, 2000
--------------------------------------------------------------------------------

Atlas Balanced Fund
--------------------------------------------------------------------
                                        shares or          value
                                       face amount        (note 1)
                                        ----------        ----------
COMMON STOCKS - 54.24%
  Air Transportation - .43%
   AMR Corp. (b).....................       5,000       $    195,938
  Auto Parts & Equipment - .25%
   Visteon Corp. ....................      10,000            115,000
  Automotive - .41%
   Gentex Corp. (b)..................      10,000            186,250
  Bank Holding Companies - 1.81%
   Bank of America Corp. ............       5,000            229,375
   FleetBoston Financial Corp. ......      10,000            375,625
   J.P. Morgan & Co. (b).............       5,000            227,187
  Beverages - .54%
   PepsiCo, Inc. ....................       5,000            247,813
  Broadcasting - 1.25%
   Comcast Corp. (b).................       4,000            167,000
   Hispanic Broadcasting Corp. (b)...       5,000            127,500
   Infinity Broadcasting Corp., Cl. A
   (b)...............................      10,000            279,375
  Building Materials - .51%
   Lafarge Corp. ....................      10,000            236,250
  Cable Television - .59%
   EchoStar Communications Corp., Cl.
   A (b).............................      12,000            273,000
  Chemicals - .53%
   Eastman Chemical Co. .............       5,000            243,750
  Commercial Finance - .49%
   Convergys Corp. (b)...............       5,000            226,563
  Communication Equipment - 4.36%
   ADC Telecommunications, Inc.
   (b)...............................      20,000            362,500
   Cisco Systems, Inc. (b)...........      16,000            612,000
   L.M. Ericsson Telephone Co., Cl.
   B, ADR............................      20,000            223,750
   Nokia Corp., Sponsored ADR........      12,000            522,000
   Tellabs, Inc. (b).................       5,000            282,500
  Computer Hardware - .86%
   Dell Computer Corp. (b)...........      10,000            174,375
   SanDisk Corp. (b).................       8,000            222,000
  Computer Software - 1.32%
   America Online, Inc. (b)..........       5,000            174,000
   Microsoft Corp. (b)...............      10,000            433,750
  Diversified Financial - 2.09%
   Boston Properties, Inc. ..........       8,000            348,000
   Citigroup, Inc. ..................      12,000            612,750
  Electric Utilities - .48%
   AES Corp. (The) (b)...............       4,000            221,500
  Electrical Equipment - .93%
   Integrated Device Technology, Inc.
   (b)...............................       6,000            198,750
   Vishay Intertechnology, Inc.
   (b)...............................      15,000            226,875
  Electronics - 5.81%
   Amkor Technology, Inc. (b)........      20,000            310,312
   Analog Devices, Inc. (b)..........       5,000            255,938
   Atmel Corp. (b)...................      16,000            186,000
   Cypress Semiconductor Corp. (b)...      11,000            216,562
   DuPont Photomasks, Inc. (b).......      10,000            528,438
   Fairchild Semiconductor Corp., Cl.
   A (b).............................      20,000            288,750

Atlas Balanced Fund
(continued)
--------------------------------------------------------------------
                                        shares or          value
                                       face amount        (note 1)
                                       -----------      ------------
   National Semiconductor Corp.
   (b)...............................       8,000       $    161,000
   Novellus Systems, Inc. (b)........       6,000            215,625
   Qlogic Corp. (b)..................       3,000            231,000
   Vitesse Semiconductor Corp. (b)...       5,000            276,563
  Energy Services - 1.79%
   Cooper Cameron Corp. (b)..........       6,000            396,375
   Transocean Sedco Forex, Inc. .....       5,000            230,000
   W-H Energy Services, Inc. (b).....      10,000            196,875
  Environmental - 1.17%
   Coflexip SA, Sponsored ADR........       5,000            314,375
   Waste Management, Inc. ...........       8,000            222,000
  Food - .90%
   Keebler Foods Co. ................      10,000            414,375
  Food and Drug Retailers - 1.19%
   CVS Corp. ........................       6,000            359,625
   Safeway, Inc. (b).................       3,000            187,500
  Gas Utilities - .90%
   Enron Corp. ......................       5,000            415,625
  Health Care/Drugs - 4.19%
   Amgen, Inc. (b)...................       8,000            511,500
   Elan Corp., PLC, ADR (b)..........      10,000            468,125
   Pfizer, Inc. .....................      15,250            701,500
   Pharmacia Corp. ..................       4,000            244,000
  Health Care/Supplies & Services - 2.06%
   Baxter International, Inc. .......       5,000            441,562
   Beckman Coulter, Inc. ............      12,000            503,250
  Industrial Services - .48%
   Knightsbridge Tankers Ltd. .......      10,000            219,375
  Insurance - .68%
   Aetna, Inc. (b)...................       5,000            205,312
   AXA Financial, Inc. ..............       1,475            105,923
  Manufacturing - 4.89%
   Dover Corp. ......................      15,000            608,438
   Flextronics International Ltd.
   (b)...............................       2,000            570,000
   Tyco International Ltd. ..........      15,000            832,500
   United Technologies Corp. ........       3,000            235,875
  Oil - Domestic - 2.88%
   Exxon Mobil Corp. ................       3,000            260,812
   Tosco Corp. ......................      15,000            509,063
   USX-Marathon Group................      20,000            555,000
  Oil - International - 1.27%
   Total Fina SA, Sponsored ADR......       8,000            581,500
  Paper - .71%
   International Paper Co. ..........       8,000            326,500
  Publishing - .56%
   News Corp. Ltd. (The), Sponsored
   ADR...............................       8,000            258,000
  Railroads & Trucking - 1.09%
   CSX Corp. ........................      19,400            503,187
  Shipping - .87%
   FedEx Corp. (b)...................      10,000            399,600
  Specialty Retailing - 1.23%
   RadioShack Corp. .................      10,000            428,125
   TJX Cos., Inc. ...................       5,000            138,750
  Telecommunications - Long Distance - 1.70%
   Broadwing, Inc. (b)...............      28,000            638,750
   Efficient Networks, Inc. (b)......      10,000            142,500

      The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

Atlas Balanced Fund
(continued)
--------------------------------------------------------------------
                                        shares or          value
                                       face amount        (note 1)
                                       -----------      ------------
Wireless - 3.02%
   Amdocs Ltd. (b)...................       5,000       $    331,250
   General Motors Corp., Cl. H (b)...      10,000            230,000
   Nextel Communications, Inc., Cl. A
   (b)...............................      15,000            371,250
   TyCom, Ltd. (b)...................       1,200             26,850
   Vodafone AirTouch PLC, Sponsored
   ADR...............................      12,000            429,750
                                                          ----------
  Total Common Stocks (cost: $28,624,716)                 24,930,561
                                                          ----------
CORPORATE BONDS AND NOTES - 18.00%
  Banks - .91%
   Barclays Bank PLC, 8.55% due
   09/29/49 (a)......................  $  400,000            419,350
  Chemicals - 1.08%
   Union Carbide Corp., 6.70% due
   04/01/09..........................  $  500,000            496,045
  Commercial Finance - 1.13%
   Heller Financial, Inc., 8% due
   06/15/05..........................  $  500,000            519,386
  Diversified Financial - 8.42%
   CIT Group, Inc., 7.625% due
   08/16/05..........................  $  250,000            254,339
   CIT Group, Inc., 7.375% due
   03/15/03..........................  $1,000,000          1,011,333
   Citigroup, Inc., 7.25% due
   10/01/10..........................  $  500,000            515,185
   Household Finance Corp., 8% due
   05/09/05..........................  $1,000,000          1,049,565
   NiSource Finance Corp., 7.625% due
   11/15/05 (a)......................  $1,000,000          1,039,392
  Electric Utilities - 2.28%
   Constellation Energy Group, 7.875%
   due 04/01/05......................  $1,000,000          1,048,718
  Railroads & Trucking - 1.30%
   Union Pacific Corp., 6.39% due
   11/01/04..........................  $  600,000            596,023
  Telecommunications - Long Distance - 2.88%
   British Telecom PLC, 7.625% due
   02/15/05..........................  $  500,000            505,970
   Cable & Wire Optus Ltd., 8.125%
   due 6/15/09 (a)...................  $  300,000            326,737
   Teleglobe, Inc., 7.70% due
   07/20/29..........................  $  500,000            494,271
                                                          ----------
  Total Corporate Bonds and Notes (cost:
   $8,006,563)                                             8,276,314
                                                          ----------
MORTGAGE-BACKED OBLIGATIONS - 21.77%
  Federal National Mortgage Assn.,
    6.50%, 12/01/28..................  $5,000,000          4,931,250
  Federal National Mortgage Assn.,
    7.50%, 01/01/27..................  $5,000,000          5,073,450
                                                          ----------
  Total Mortgage-Backed Obligations (cost:
   $9,929,688)                                            10,004,700
                                                          ----------
UNITED STATES TREASURY NOTES - 3.34%
  5.75% due 08/15/10.................  $  800,000            838,438
  6.75% due 05/15/05.................  $  655,000            697,184
                                                          ----------
  Total U.S. Treasury Notes (cost: $1,472,299)             1,535,622
                                                          ----------

Atlas Balanced Fund
(continued)
--------------------------------------------------------------------
                                        shares or          value
                                       face amount        (note 1)
                                       -----------      ------------
SHORT-TERM SECURITIES - 24.36%
  Triparty Repurchase Agreement dated
   December 29, 2000 with Salomon
   Smith Barney, Inc., effective
   yield of 5.03%, due January 2,
   2001, collateralized by U.S.
   Treasury Bonds, 5.25%, November
   15, 2028 with a value of
   $11,431,924.......................  $11,198,297      $ 11,198,297
                                                          ----------
  Total Short-Term Securities (cost: $11,198,297)         11,198,297
                                                          ----------
TOTAL SECURITIES (COST: $59,231,563) - 121.71%            55,945,494
OTHER ASSETS AND LIABILITIES, NET - (21.71)%              (9,979,686)
                                                          ----------
NET ASSETS - 100.00%                                    $ 45,965,808
                                                          ----------
                                                          ----------

Atlas Emerging Growth Fund
--------------------------------------------------------------------
                                        shares or          value
                                       face amount        (note 1)
                                        ----------        ----------
COMMON STOCKS - 87.65%
  Aerospace/Defense - .67%
   Armor Holdings, Inc. (b)..........      10,000       $    174,375
  Bank Holding Companies - 1.99%
   Boston Private Financial Holdings,
   Inc. .............................      26,000            516,750
  Banks - 1.26%
   Investors Financial Services
   Corp. ............................       3,800            326,800
  Broker-Dealers - 1.52%
   Labranche & Co., Inc. (b).........      12,900            394,256
  Communication Equipment - 4.46%
   Extreme Networks, Inc. (b)........       6,900            269,963
   Inet Technologies, Inc. (b).......      15,000            607,500
   Newport Corp. ....................       1,200             94,331
   WJ Communications, Inc. (b).......      13,000            185,250
  Computer Hardware - 4.82%
   Bell Microproducts, Inc. (b)......      11,000            174,625
   Microsemi Corp. (b)...............      12,000            333,750
   Network Appliance, Inc. (b).......       1,700            109,119
   Read-Rite Corp. (b)...............      62,000            249,941
   SanDisk Corp. (b).................       5,200            144,300
   Stratos Lightwave, Inc. (b).......      14,000            238,875
  Computer Software - 4.58%
   Informatica Corp. (b).............       6,400            253,200
   Informax, Inc. (b)................         500              5,188
   Internet Security Systems, Inc.
   (b)...............................       1,800            141,188
   Micromuse, Inc. (b)...............       4,800            289,725
   Precise Software Solutions, Ltd.
   (b)...............................      11,000            272,250
   Quest Software, Inc. (b)..........       3,100             86,994
   SERENA Software, Inc. (b).........       4,100            140,361
  Consumer Services - 2.08%
   Macrovision Corp. (b).............       7,300            540,314
  Diversified Media - 1.77%
   Entravision Communications Corp.
   (b)...............................      25,000            459,375
  Drugs/Bio-Pharmaceuticals - 7.61%
   Abgenix, Inc. (b).................       4,800            283,500
   Arena Pharmaceuticals, Inc. (b)...      10,500            162,750
   Cell Therapeutics, Inc. (b).......      10,000            450,625
   Cubist Pharmaceuticals, Inc.
   (b)...............................       6,000            174,000
   Harvard Bioscience, Inc. (b)......      22,200            219,225

Statements of Investments in Securities and Net Assets         December 31, 2000
--------------------------------------------------------------------------------

Atlas Emerging Growth Fund
(continued)
--------------------------------------------------------------------
                                        shares or          value
                                       face amount        (note 1)
                                       -----------      ------------
   Invitrogen Corp. (b)..............       6,000       $    518,250
   Myriad Genetics, Inc. (b).........       2,000            165,500
  Education - 3.78%
   Career Education Corp. (b)........      11,500            449,938
   Corinthian Colleges, Inc. (b).....      14,000            531,125
  Electrical Equipment - .78%
   Spectrum Control, Inc. (b)........      20,000            201,250
  Electronics - 7.78%
   Aeroflex, Inc. (b)................      12,000            345,937
   Caliper Technologies Corp. (b)....       5,000            235,000
   Elantec Semiconductor, Inc. (b)...       5,000            138,750
   Exar Corp. (b)....................       8,500            263,367
   SBS Technologies, Inc. (b)........      20,000            598,750
   TriQuint Semiconductor, Inc.
   (b)...............................      10,000            436,875
  Energy Services - .82%
   Cal Dive International, Inc.
   (b)...............................       8,000            213,000
  Environmental - .88%
   Stericycle, Inc. (b)..............       6,000            228,750
  Food - .99%
   Performance Food Group Co. (b)....       5,000            256,328
  Health Care/Supplies & Services - 12.23%
   Accredo Health, Inc. (b)..........       8,000            401,500
   Biosource International, Inc.
   (b)...............................      15,000            229,688
   Cytyc Corp. (b)...................      10,000            625,625
   Diagnostic Products Corp. ........       3,600            196,650
   Molecular Devices Corp. (b).......       2,200            150,563
   North American Scientific, Inc.
   (b)...............................      14,600            211,700
   PhotoMedex, Inc. (b)..............      26,500            149,063
   PolyMedica Corp. (b)..............      10,000            333,750
   STAAR Surgical Co. (b)............      25,000            314,063
   SurModics, Inc. (b)...............       9,000            331,313
   Zoll Medical Corp. (b)............       6,500            227,906
  Healthcare/Drugs - 8.11%
   CIMA Labs, Inc. (b)...............       7,000            455,438
   First Horizon Pharmaceutical Corp.
   (b)...............................      10,000            307,500
   K-V Pharmaceutical Co., Cl. A
   (b)...............................       8,200            205,000
   Neurocrine Biosciences, Inc.
   (b)...............................      22,000            728,750
   PRAECIS Pharmaceuticals, Inc.
   (b)...............................      13,900            406,575
  Healthcare/Drugs - Other - 4.71%
   NPS Pharmaceuticals, Inc. (b).....      12,300            590,400
   SICOR, Inc. (b)...................      25,000            360,938
   Syncor International Corp. (b)....       7,400            269,175
  Industrial Services - 3.16%
   Planar Systems, Inc. (b)..........      10,000            248,750
   Tetra Tech, Inc. (b)..............      17,900            570,563
  Information Technology - 3.22%
   Blue Martini Software, Inc. (b)...       5,000             66,250
   Ixia (b)..........................      12,400            283,650
   Packeteer, Inc. (b)...............      11,000            136,125
   WatchGuard Technologies, Inc.
   (b)...............................       6,500            205,563
   WebTrends Corp. (b)...............       5,000            144,688
  Insurance - 2.12%
   Advance Paradigm, Inc. (b)........       8,000            364,000
   Fidelity National Financial,
   Inc. .............................       5,000            184,688
  Manufacturing - .27%
   Zygo Corp. (b)....................       2,500             70,696
  Oil - Domestic - 2.30%
   Spinnaker Exploration Co. (b).....      14,000            595,000
  Specialty Retailing - .88%
   1-800 Contacts, Inc. (b)..........       8,000            229,000

Atlas Emerging Growth Fund
(continued)
--------------------------------------------------------------------
                                        shares or          value
                                       face amount        (note 1)
                                       -----------      ------------
  Telecommunications - Long Distance - 2.03%
   Celeritek, Inc. (b)...............       9,000       $    343,125
   Exfo Electro-Optical Engineering,
   Inc. (b)..........................       7,000            182,875
  Textile, Apparel & Home Furnishings - 1.72%
   Kenneth Cole Productions, Inc.,
   Cl. A (b).........................       5,500            221,375
   Too, Inc. (b).....................      18,000            225,000
  Wireless - 1.11%
   Breezecom Ltd. (b)................      20,000            286,250
                                                          ----------
  Total Common Stocks (cost: $20,711,148)                 22,734,545
                                                          ----------
SHORT-TERM SECURITIES - 12.58%
  Triparty Repurchase Agreement dated
   December 29, 2000 with Salomon
   Smith Barney, Inc., effective
   yield of 5.03%, due January 2,
   2001, collateralized by U.S.
   Treasury Bonds, 5.25%, November
   15, 2028 with a value of
   $3,335,523........................  $3,264,116          3,264,116
                                                          ----------
  Total Short-Term Securities (cost: $3,264,116)           3,264,116
                                                          ----------
TOTAL SECURITIES (COST: $23,975,264) - 100.23%            25,998,661
OTHER ASSETS AND LIABILITIES, NET - (.23)%                   (59,265)
                                                          ----------
NET ASSETS - 100.00%                                    $ 25,939,396
                                                          ----------
                                                          ----------

Atlas Global Growth Fund
--------------------------------------------------------------------
                                        shares or          value
                                       face amount        (note 1)
                                        ----------        ----------
COMMON STOCKS - 97.06%
  Air Transportation - 2.25%
   Bombadier, Inc., Cl. B............     157,000       $  2,419,794
   Embraer-Empresa Brasileira de Aer-
   onautica SA ADR...................      15,600            620,100
  Automotive - 3.28%
   Porsche AG, Preference (b)........       1,360          4,428,969
  Bank Holding Companies - .18%
   First Union Corp. ................       8,900            247,531
  Banks - 5.02%
   Australia & New Zealand Banking
   Group, Ltd. ......................     208,500          1,687,303
   Bank One Corp. ...................      56,400          2,065,650
   Deutsche Pfandbriefbank AG........       5,600            410,462
   Royal Bank of Scotland Group PLC
   (The).............................     110,661          2,616,532
  Beverages - 2.80%
   Bass PLC..........................     213,900          2,330,576
   Cadbury Schweppes PLC.............     208,450          1,442,474
  Broadcasting - 1.76%
   Grupo Televisa SA, Sponsored GDR
   (b)...............................      24,170          1,086,139
   Television Broadcast, Ltd.........     145,500            764,788
   Television Francaise 1............       9,900            520,304

      The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

Atlas Global Growth Fund
(continued)
--------------------------------------------------------------------
                                        shares or          value
                                       face amount        (note 1)
                                       -----------      ------------
  Broker-Dealers - 1.01%
   Lehman Brothers Holdings, Inc.....      20,100       $  1,359,263
  Building Materials - 1.20%
   Hanson Trust PLC..................     235,600          1,616,266
  Chemicals - 1.02%
   International Flavors &
   Fragrances, Inc. .................      67,780          1,376,781
  Communication Equipment - 4.61%
   Alcatel Alsthom...................      42,750          2,427,313
   L.M. Ericsson Telephone Co., Cl.
   B, ADR............................      67,800            758,513
   Nokia Corp., Cl. A, Sponsored ADR
   (b)...............................      17,780            773,430
   QUALCOMM, Inc. (b)................      21,620          1,776,894
   Scientific-Atlanta, Inc...........      15,060            490,391
  Computer Hardware - 1.61%
   Cabletron Systems, Inc. (b).......      41,800            629,613
   International Business Machines
   Corp..............................      13,910          1,182,350
   Sun Microsystems, Inc. (b)........      13,000            362,375
  Computer Software - 7.67%
   America Online, Inc. (b)..........      14,000            487,200
   Cadence Design Systems, Inc.
   (b)...............................     268,000          7,370,000
   Intuit, Inc. (b)..................      10,400            410,150
   Oracle Corp. (b)..................      23,660            687,619
   Sybase, Inc. (b)..................      70,100          1,388,856
  Consumer Finance - 2.51%
   Federal National Mortgage
   Association.......................      32,710          2,837,593
   Manulife Financial Corp. .........      17,800            556,102
  Consumer Services - .38%
   Vivendi Universal (b).............       7,806            513,914
  Diversified Financial - 4.56%
   American Express Co. (b)..........      17,300            950,419
   Citigroup, Inc. ..................      28,366          1,448,439
   Credit Saison Co., Ltd. ..........      39,000            832,504
   ICICI, Ltd., Sponsored ADR........      75,300            790,650
   MBNA Corp.........................      57,600          2,127,600
  Diversified Media - .44%
   ProSieben Media AG, Preference
   (b)...............................      19,780            592,641
  Drugs/Bio-Pharmaceuticals - 6.17%
   Amgen, Inc. (b)...................      20,660          1,320,949
   Genset, Sponsored ADR (b).........      21,300            268,913
   Gilead Sciences, Inc. (b).........      23,900          1,982,206
   Human Genome Sciences, Inc. (b)...      14,200            984,238
   Merck & Co........................      15,900          1,488,638
   Millenium Pharmaceuticals, Inc.
   (b)...............................      11,800            730,125
   Oxford GlycoSciences PLC (b)......      25,949            585,629
   Serono SA (b).....................       1,000            959,073
  Durable Household Goods - .05%
   Essilor International SA..........         200             65,235
  Electronics - 5.24%
   Hirose Electric Co., Ltd..........       9,200            883,534
   Koninklijke (Royal) Philips
   Electronics N.V. (b)..............      16,984            621,959
   Kyocera Corp. ....................       7,800            849,188
   National Semiconductor Corp.
   (b)...............................      81,600          1,642,200
   Solectron Corp. (b)...............      14,500            491,550
   STMicroelectronics NV (b).........       6,900            295,406
   Toshiba Corp. ....................     343,000          2,287,865
  Healthcare/Drugs - 8.49%
   ALZA Corp. (b)....................      37,600          1,598,000
   American Home Products Corp. .....      26,200          1,665,010
   Eisai Co., Ltd. ..................      44,000          1,536,581
   Elan Corp. PLC ADR (b)............      28,700          1,343,519

Atlas Global Growth Fund
(continued)
--------------------------------------------------------------------
                                        shares or          value
                                       face amount        (note 1)
                                       -----------      ------------
   Novartis AG (b)...................         800       $  1,414,201
   Pfizer, Inc. .....................      19,200            883,200
   Sanofi-Synthelabo SA..............      46,500          3,011,177
  Healthcare/Supplies &
   Services - 6.21%
   Affymetrix, Inc. (b)..............       8,700            647,606
   C.R. Bard, Inc. ..................      50,500          2,351,406
   Fresenius AG, Preference..........      15,100          4,038,835
   Quintiles Transnational Corp.
   (b)...............................      63,900          1,337,906
  Hotel/Gaming - 1.09%
   International Game Technology
   (b)...............................      30,700          1,473,600
  Industrial Services - 3.65%
   Manpower, Inc. ...................      39,500          1,501,000
   Rentokil Initial PLC..............     608,210          2,099,861
   WPP Group PLC.....................     102,080          1,330,400
  Information Technology - .90%
   Cap Gemini Sogeti SA (b)..........       7,500          1,209,257
  Insurance - 3.53%
   American International Group,
   Inc. .............................      18,243          1,798,076
   AXA SA............................       6,440            930,465
   Zurich Financial Services AG
   (b)...............................       3,377          2,035,692
  Leisure - 1.23%
   Hasbro, Inc. .....................      60,700            644,938
   Hilton Group PLC..................     173,500            541,964
   P & O Princess Cruises PLC (b)....     112,900            477,535
  Manufacturing - 2.37%
   Sanmina Corp. (b).................  6,000.....            459,750
   Sidel SA..........................      16,500            748,325
   Societe BIC SA....................      51,140          1,992,988
  Nondurable Household Goods - 4.86%
   Reckitt Benckiser PLC (b).........     287,502          3,961,839
   Wella AG, Preference (b)..........      61,200          2,601,860
  Oil - International - 3.06%
   Anderson Exploration Ltd. (b).....      18,700            423,699
   BP Amoco PLC ADR..................      28,814          1,379,470
   Husky Energy, Inc. (b)............      87,490            867,910
   Royal Dutch Petroleum Co. ........      24,000          1,453,500
  Publishing - 5.27%
   Reed International PLC............     377,040          3,944,668
   Singapore Press Holdings, Ltd.....      96,000          1,416,892
   Wolters Kluwer NV.................      64,200          1,748,504
  Shipping - .40%
   Peninsular and Oriental Steam
   Navigation Co.....................     112,900            534,907
  Specialty Retailing - 1.31%
   Best Buy Co., Inc. (b)............      13,100            387,269
   Boots Co. PLC.....................      18,700            170,210
   Circuit City Stores-Circuit City
   Group.............................     105,010          1,207,615
  Telecommunications - Long Distance - .56%
   Elisa Communications Oyj (b)......      17,300            371,643
   WorldCom, Inc. (b)................      27,055            380,457
  Telephone - Utility - 1.09%
   Tele Norte Leste Participacoes SA
   (Telemar), Preference.............  68,517,642          1,473,129
  Textile, Apparel & Home Furnishing - .02%
   Adidas-Salomon AG (b).............         400             24,814
  Wireless - 1.26%
   NTT DoCoMo, Inc...................          46            791,165
   Telecom Italia Mobile SPA (b).....      16,540            132,471
   Telesp Celular Participacoes SA,
   ADR...............................      28,800            777,600
                                                          ----------
  Total Common Stocks (cost: $114,532,260)               130,965,120
                                                          ----------

Statements of Investments in Securities and Net Assets         December 31, 2000
--------------------------------------------------------------------------------

Atlas Global Growth Fund
(continued)
--------------------------------------------------------------------
                                        shares or          value
                                       face amount        (note 1)
                                       -----------      ------------
SHORT-TERM SECURITIES - 2.99%
  Triparty Repurchase Agreement dated
   December 29, 2000 with Salomon
   Smith Barney, Inc., effective
   yield of 5.03%, due January 2,
   2001, collateralized by U.S.
   Treasury Bonds, 5.25%, November
   15, 2028 with a value of
   $4,120,992........................  $4,036,296       $  4,036,296
                                                          ----------
  Total Short-Term Securities (cost: $4,036,296)           4,036,296
                                                          ----------
TOTAL SECURITIES (COST: $118,568,556) - 100.05%          135,001,416
OTHER ASSETS AND LIABILITIES, NET - (.05)%                   (71,937)
                                                          ----------
ADJUSTED NET ASSETS - 100.00%                           $134,929,479
                                                          ----------
                                                          ----------

Atlas Growth and Income Fund
--------------------------------------------------------------------
                                        shares or          value
                                       face amount        (note 1)
                                        ----------        ----------
COMMON STOCKS - 84.66%
  Aerospace/Defense - .94%
   Raytheon Co., Cl. A...............     106,300       $  3,082,700
   Raytheon Co., Cl. B...............      38,100          1,183,481
  Aluminum - .74%
   Alcoa, Inc. ......................      99,800          3,343,300
  Bank Holding Companies - 1.05%
   Mellon Financial Corp. ...........      97,100          4,776,106
  Beverages - 2.00%
   Anheuser-Busch Companies, Inc. ...     200,000          9,100,000
  Broker-Dealers - .66%
   Franklin Resources, Inc. .........      78,200          2,979,420
  Cable Television - .11%
   EchoStar Communications Corp.
   (b)...............................      22,400            509,600
  Communication Equipment - 7.18%
   CIENA Corp. (b)...................      80,000          6,500,000
   Cisco Systems, Inc. (b)...........     108,000          4,131,000
   Corning, Inc......................     228,000         12,041,250
   Nortel Networks Corp. ............     310,000          9,939,375
  Computer Hardware - 7.70%
   Agilent Technologies, Inc. (b)....       9,535            522,041
   Cabletron Systems, Inc. (b).......     611,200          9,206,200
   EMC Corp. (b).....................     356,560         23,711,240
   Hewlett-Packard Co. ..............      50,000          1,578,125
  Computer Software - 1.02%
   Oracle Corp. (b)..................      60,000          1,743,750
   VeriSign, Inc. (b)................      33,000          2,448,188
   Veritas Software Corp. (b)........       5,000            437,496
  Consumer Finance - 4.72%
   Freddie Mac.......................     167,300         11,522,788
   USA Education, Inc. ..............     145,900          9,921,200
  Consumer Services - .28%
   Moody's Corp. ....................      50,000          1,284,375
  Department Stores - 2.68%
   Kohl's Corp. (b)..................     200,000         12,200,000

Atlas Growth and Income Fund
(continued)
--------------------------------------------------------------------
                                        shares or          value
                                       face amount        (note 1)
                                       -----------      ------------
  Diversified Financial - 4.62%
   Citigroup, Inc. ..................     333,333       $ 17,020,816
   Morgan Stanley Dean Witter &
   Co. ..............................      50,000          3,962,500
  Drugs/Bio-Pharmaceuticals - .80%
   Amgen, Inc. (b)...................      35,000          2,237,813
   Genentech, Inc. (b)...............      17,000          1,385,500
  Electrical Equipment - 1.08%
   Emerson Electric Co. .............      62,000          4,886,375
  Electrical Utilities - 7.09%
   AES Corp. (The) (b)...............     155,000          8,583,125
   Constellation Energy Group........     167,100          7,529,944
   Dominion Resources, Inc. .........      99,000          6,633,000
   Duke Energy Corp..................     111,000          9,462,750
  Electronics - 7.72%
   JDS Uniphase Corp. (b)............     389,900         16,253,956
   Micron Technology, Inc. (b).......     169,800          6,027,900
   Motorola, Inc. ...................     180,000          3,645,000
   Waters Corp. (b)..................     110,000          9,185,000
  Energy Services - 1.96%
   Coastal Corp. ....................      40,000          3,532,500
   Global Marine, Inc. (b)...........       6,500            184,438
   Weatherford International, Inc.
   (b)...............................     110,000          5,197,500
  Entertainment - 2.40%
   News Corp. Ltd. (The), Sponsored
   ADR, Preference...................     375,000         10,898,438
  Environmental - 3.76%
   Republic Services, Inc. (b).......     320,000          5,500,000
   Waste Management, Inc. ...........     417,100         11,574,525
  Food - .34%
   General Mills, Inc. ..............      35,000          1,559,688
  Gas Utilities - 6.54%
   Dynegy, Inc., Cl. A...............      29,500          1,653,844
   Enron Corp. ......................     338,000         28,096,250
  Healthcare/Supplies &
   Services - 2.22%
   Cardinal Health, Inc. ............      50,000          4,981,250
   Medtronic, Inc. ..................      85,000          5,131,875
  Insurance - 6.30%
   Aetna, Inc. (b)...................     219,800          9,025,538
   American General Corp. ...........      75,000          6,112,500
   American International Group,
   Inc...............................     112,585         11,096,659
   Marsh & McLennan Cos., Inc. ......      20,500          2,398,500
  Manufacturing - 5.10%
   Tyco International Ltd. ..........     300,000         16,650,000
   United Technologies Corp. ........      83,000          6,525,875
  Oil - Domestic - 2.52%
   Exxon Mobil Corp. ................     132,015         11,477,054
  Specialty Retailing - 2.02%
   RadioShack Corp. .................     215,000          9,204,688
  Telecommunications - Long Distance - .43%
   NTL, Inc. (b).....................      81,600          1,953,300
  Telephone - Utility - .68%
   SBC Communications, Inc...........      65,000          3,103,750
                                                          ----------
  Total Common Stocks (cost: $305,176,967)               384,833,486
                                                          ----------
CONVERTIBLE PREFERRED STOCKS - 1.23%
  Electric Utilities - 1.15%
   AES Trust VII.....................      76,000          5,225,000

      The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

Atlas Growth and Income Fund
(continued)
--------------------------------------------------------------------
                                        shares or          value
                                       face amount        (note 1)
                                       -----------      ------------
Telecommunications - Long Distance - .08%
   Global TeleSystems Group, Inc.....      60,000       $    105,000
   Global TeleSystems Group, Inc.
   (a)...............................     140,000            245,000
                                                          ----------
  Total Convertible Preferred Stocks (cost:
   $15,984,680)                                            5,575,000
                                                          ----------
CONVERTIBLE BONDS AND NOTES - 2.38%
  Drugs/Bio-Pharmaceuticals - 1.19%
   Affymetrix, Inc., 4.75% due
   2/15/07...........................  $7,300,000          5,392,875
  Manufacturing - 1.19%
   Tyco International Ltd., 0% due
   11/17/20 (a)......................  $7,000,000          5,425,000
                                                          ----------
  Total Convertible Bonds and Notes (cost:
   $10,318,654)                                           10,817,875
                                                          ----------
UNITED STATES TREASURY NOTES & BONDS - 1.83%
   5.625% due 12/31/02...............  $2,000,000          2,017,558
   5.875% due 09/30/02...............  $1,000,000          1,010,823
   5.875% due 11/15/05...............  $2,000,000          2,067,846
   6% due 07/31/02...................  $  500,000            505,304
   6.125% due 08/15/07...............  $1,000,000          1,052,734
   6.375% due 08/15/27...............  $1,000,000          1,109,807
   6.50% due 05/15/05................  $  500,000            527,565
                                                          ----------
  Total U.S. Treasury Notes & Bonds (cost:
   $7,952,830)                                             8,291,637
                                                          ----------
RIGHTS, WARRANTS AND CERTIFICATES - .0%
  Per-Se Technologies, Inc. Wts.,
   Exp. 07/08/03.....................          99                  0
                                                          ----------
  Total Rights, Warrants and Certificates (cost:
   $0)                                                             0
                                                          ----------
SHORT-TERM SECURITIES - 9.89%
  Triparty Repurchase Agreement dated
   December 29, 2000 with Salomon
   Smith Barney, Inc., effective
   yield of 5.03%, due January 2,
   2001, collateralized by U.S.
   Treasury Bonds, 5.25%, November
   15, 2028 with a value of
   $45,873,139.......................  $44,965,482        44,965,482
                                                          ----------
  Total Short-Term Securities (cost: $44,965,482)         44,965,482
                                                          ----------
TOTAL SECURITIES (COST: $384,398,613) - 99.99%           454,483,480
OTHER ASSETS AND LIABILITIES, NET - .01%                      62,616
                                                          ----------
NET ASSETS - 100.00%                                    $454,546,096
                                                          ----------
                                                          ----------

Atlas Strategic Growth Fund
--------------------------------------------------------------------
                                        shares or          value
                                       face amount        (note 1)
                                       -----------      ------------
COMMON STOCKS - 71.63%
  Broker-Dealers - 1.23%
   Charles Schwab Corp...............      30,000       $    851,250
   Goldman Sachs Group, Inc. (The)...      10,000          1,069,375

Atlas Strategic Growth Fund
(continued)
--------------------------------------------------------------------
                                        shares or          value
                                       face amount        (note 1)
                                       -----------      ------------
  Communication Equipment - 11.69%
   CIENA Corp. (b)...................      62,000       $  5,037,500
   Cisco Systems, Inc. (b)...........      63,000          2,409,750
   Corning, Inc......................      87,000          4,594,688
   Newport Corp......................      32,000          2,515,501
   Nortel Networks Corp. ............     114,400          3,667,950
  Computer Hardware - 6.24%
   EMC Corp. (b).....................      86,000          5,719,000
   Juniper Networks, Inc. (b)........      17,000          2,143,063
   Sun Microsystems, Inc. (b)........      67,000          1,867,625
  Computer Software - 6.58%
   BEA Systems, Inc. (b).............      45,000          3,029,063
   Oracle Corp. (b)..................      59,800          1,737,938
   VeriSign, Inc. (b)................      21,000          1,557,938
   Veritas Software Corp. (b)........      45,000          3,937,500
  Consumer Finance - .66%
   USA Education, Inc. ..............      15,000          1,020,000
  Department Stores - 3.68%
   Kohl's Corp. (b)..................      94,000          5,734,000
  Diversified Financial - 2.48%
   Citigroup, Inc. ..................      75,666          3,863,695
  Drugs/Bio-Pharmaceuticals - 1.51%
   Genentech, Inc. (b)...............       7,000            570,500
   Immunex Corp. (b).................      44,000          1,787,500
  Electric Utilities - 2.86%
   AES Corp. (The) (b)...............      80,400          4,452,150
  Electrical Equipment - 1.16%
   Emerson Electric Co. (b)..........      23,000          1,812,688
  Electronics - 14.71%
   Applied Micro Circuits Corp.
   (b)...............................      66,000          4,953,095
   JDS Uniphase Corp. (b)............     153,104          6,382,523
   SDL, Inc. (b).....................      25,200          3,734,325
   Vitesse Semiconductor Corp. (b)...      50,000          2,765,625
   Waters Corp. (b)..................      61,000          5,093,500
  Gas Utilities - 3.89%
   Enron Corp. ......................      73,000          6,068,125
  Healthcare/Supplies &
   Services - 2.44%
   Cardinal Health, Inc. ............      20,000          1,992,500
   Medtronic, Inc. ..................      30,000          1,811,250
  Information Technology - .27%
   Palm, Inc. (b)....................      15,000            424,688
  Insurance - 1.26%
   American International Group,
   Inc. .............................      20,000          1,971,250
  Manufacturing - 4.10%
   Tyco International Ltd. ..........     115,000          6,382,500
  Specialty Retailing - 5.24%
   Best Buy Co., Inc. (b)............      21,000            620,813
   RadioShack Corp. .................      93,500          4,002,969
   Tiffany & Co. ....................     112,000          3,542,000
  Telecommunications - Long
   Distance - .86%
   Broadcom Corp. (b)................      16,000          1,344,000
  Wireless - .77%
   Tycom, Ltd. (b)...................      53,500          1,197,059
                                                          ----------
  Total Common Stocks (cost: $109,756,557)               111,664,896
                                                          ----------

Statements of Investments in Securities and Net Assets         December 31, 2000
--------------------------------------------------------------------------------

Atlas Strategic Growth Fund
(continued)
--------------------------------------------------------------------
                                        shares or          value
                                       face amount        (note 1)
                                       -----------      ------------
SHORT-TERM SECURITIES - 25.05%
  Triparty Repurchase Agreement dated
   December 29, 2000 with Salomon
   Smith Barney, Inc., effective
   yield of 5.03%, due January 2,
   2001, collateralized by U.S.
   Treasury Bonds, 5.25%, November
   15, 2028 with a value of
   $25,501,237 and by U.S. Treasury
   Bonds, 13.875%, May 15, 2011 with
   a value of $14,340,512............  $39,056,677      $ 39,056,677
                                                          ----------
  Total Short-Term Securities (cost: $39,056,677)         39,056,677
                                                          ----------
TOTAL SECURITIES (COST: $148,813,234) - 96.68%           150,721,573
OTHER ASSETS AND LIABILITIES, NET - 3.32%                  5,173,913
                                                          ----------
NET ASSETS - 100.00%                                    $155,895,486
                                                          ----------
                                                          ----------

Atlas California Municipal Bond Fund
--------------------------------------------------------------------
                                                           value
                                       face amount        (note 1)
                                       -----------      ------------
BONDS -- 96.98%
  A B C Unified School District,
   Capital Appreciation, FGIC
   Insured, Series B, 0% due
   08/01/23..........................  $2,000,000       $    605,520
  Abag Financing Authority For
   Nonprofit Corps., Schools of
   Sacred Heart, Series A,
   6.15% due 06/01/15................   1,000,000          1,053,240
   6.45% due 06/01/30................   2,600,000          2,732,132
  Anaheim Public Financing Authority,
   Lease Revenue Capital
   Appreciation, Series C, FSA
   Insured, 0% due 09/01/32..........   5,000,000            919,700
  Anaheim Public Financing Authority,
   Lease Revenue Public Improvements
   Project, Series A, FSA Insured, 5%
   due 03/01/37......................   6,000,000          5,920,500
  Brea, Public Finance Authority
   Revenue Tax Allocation,
   Redevelopment Project AB,
   Unrefunded, Series A, MBIA
   Insured, 6.75% due 08/01/22.......     660,000            682,565
  Burbank, Glendale, Pasadena Airport
   Authority, Airport Revenue
   Refunding, AMBAC Insured, 6.40%
   due 06/01/10......................   2,000,000          2,063,960
  Central Coast Water Authority,
   Revenue Refunding, State Water
   Project, Regional Facilities,
   Series A, AMBAC Insured, 5% due
   10/01/22..........................   3,250,000          3,241,192
  Contra Costa Water District, Water
   Treatment Revenue Refunding,
   Series G, MBIA Insured, 5.90% due
   10/01/08..........................   3,600,000          3,881,052
  Elk Grove Unified School District,
   Special Tax Refunding, Community
   Facilities District 1, AMBAC
   Insured, 6.50% due 12/01/24.......   1,500,000          1,840,740

Atlas California Municipal Bond Fund
(continued)
--------------------------------------------------------------------
                                                           value
                                       face amount        (note 1)
                                       -----------      ------------
  Foothill/Eastern Corrider Agency,
   Toll Road Revenue, 5.75%
   01/15/40..........................  $5,200,000       $  5,224,284
  Kern High School District
   Refunding, MBIA Insured, Series
   1990-C, 6.25% due 08/01/12........   1,200,000          1,422,624
  Long Beach Harbor Revenue, AMT,
   MBIA Insured, 5.25% due
   05/15/25..........................   2,000,000          1,988,980
  Los Angeles, COP, AMBAC Insured,
   Sonnenblick Del Rio, 6% due
   11/01/19..........................   2,000,000          2,205,480
  Los Angeles, Harbor Development
   Revenue, 7.60% due 10/01/18.......     140,000            179,493
  Los Angeles, Wastewater System
   Revenue Refunding, Series A, MBIA
   Insured, 5.875% due 06/01/24......   2,250,000          2,361,982
   Series B, AMBAC Insured, 6.25% due
   06/01/12..........................   2,500,000          2,632,025
  Los Angeles County, Transportation
   Commission, Sales Tax Revenue,
   Proposition C,
   Second Series A, MBIA Insured,
   6.25% due 07/01/13................   7,980,000          8,416,666
   Series B, AMBAC Insured, 6.50% due
     07/01/13........................   1,750,000          1,806,297
  MSR Public Power Agency, San Juan
   Project Revenue, Series E, MBIA
   Insured, 6.75% due 07/01/11.......   3,000,000          3,100,440
  Manhattan Beach Unified School
   District, Series A, FGIC Insured,
   0% due 09/01/16...................   2,690,000          1,225,483
  Marin Municipal Water District
   Water Revenue, MBIA Insured, 5.65%
   due 07/01/23......................   2,000,000          2,058,520
  Maritime Infrastructure Authority,
   Airport Revenue, San Diego
   University, Port District Airport,
   AMT, AMBAC Insured, 5% due
   11/01/20..........................   9,500,000          9,277,415
  Metropolitan Water District,
   Southern California Waterworks
   Revenue, 5.50% due 07/01/19.......   2,500,000          2,546,975
  Modesto Irrigation District COP,
   Refunding and Capital Improvement,
   Series B, 5.30% due 07/01/22......   2,985,000          2,984,791
  Montebello Unified School District,
   Capital Appreciation, FGIC
   Insured, 0% due 08/01/17..........   2,150,000            923,425
  Mountain View, Capital Improvements
   Financing Authority Revenue, City
   Hall Community Theatre, MBIA
   Insured, 6.25% due 08/01/12.......   1,500,000          1,548,240
  Natomas Unified School District,
   1999 Refunding, MBIA Insured,
   5.95% due 09/01/21................   1,000,000          1,145,060
  New Haven Unified School District
   Refunding, MBIA Insured, 5.75% due
   08/01/11..........................     925,000            944,518
  Northern California Power Agency
   Public Power Revenue Refunding,
   Hydroelectric Project 1, Series A,
   AMBAC Insured, 7.50% due
   07/01/23..........................      50,000             65,174
   MBIA Insured, 6.25% due
     07/01/12........................   1,500,000          1,575,285

      The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

Atlas California Municipal Bond Fund
(continued)
--------------------------------------------------------------------
                                                           value
                                       face amount        (note 1)
                                       -----------      ------------
  Oakland Building Authority Lease
   Revenue, Elihu M. Harris, Series
   A, AMBAC Insured, 5% due
   04/01/23..........................  $2,330,000       $  2,320,517
  Orange County, Sanitation
   Districts, COP Numbers 1, 2, and
   3, Series B, FGIC Insured, 6% due
   08/01/16..........................   2,000,000          2,066,940
  Pacifica, COP, Street Improvement
   Project, AMBAC Insured, 5.875% due
   11/01/29..........................   1,105,000          1,196,616
  Palo Alto Unified School District,
   Series B, 5.375% due 08/01/18.....   1,250,000          1,288,788
  Pasadena, Electric Revenue, MBIA
   Insured, 4.75% due 08/01/24.......   1,000,000            955,420
  Pomona Unified School District,
   Series C, FGIC Insured, 6% due
   08/01/25..........................     500,000            548,430
  Puerto Rico Commonwealth, Highway &
   Transportation Revenue,
   Infrastructure, 5% due 07/01/28...   2,000,000          1,954,680
   Series A, 5% due 07/01/38.........   5,500,000          5,328,125
  Puerto Rico Commonwealth,
   Infrastructure Financing Authority
   Special Series A, 5.50% due
   10/01/32..........................   1,000,000          1,041,210
  Puerto Rico Commonwealth Refunding,
   5% due 07/01/27...................   1,000,000            979,150
  Puerto Rico Electric Power
   Authority, Power Revenue,
   Series EE, 4.75% due 07/01/24.....   1,000,000            948,440
   Series Z, 5.25% due 07/01/21......   2,000,000          2,013,540
  Puerto Rico Ports Authority,
   American Airlines, Series A, AMT,
   6.30% due 06/01/23................   1,800,000          1,825,254
  Sacramento Municipal Utility
   District, Electric Revenue
   Refunding, Series Z, FGIC Insured,
   6.45% due 07/01/10................   2,500,000          2,580,000
  San Bernardino County, COP, Medical
   Center Financing Project, 5% due
   08/01/28..........................   1,500,000          1,475,670
  San Diego, Public Safety
   Communication Project, 6.50% due
   07/15/09..........................   1,525,000          1,778,181
  San Diego, Water Utility Fund Net
   System Revenue, COP, 4.75% due
   08/01/28..........................   1,000,000            948,430
  San Francisco City and County, FGIC
   Insured, 5.50% due 06/15/13.......   1,145,000          1,194,075
   Series E, 6.50% due 06/15/11......   2,220,000          2,248,793
  San Francisco City and County, COP,
   San Bruno Jail Number 3, 5.25% due
   10/01/33..........................   4,000,000          4,036,160
  San Francisco City and County
   Airport Commission, International
   Airport Revenue,
   Issue 1, AMBAC Insured, 6.50% due
   05/01/13..........................   1,200,000          1,261,092
   Issue 1, Prerefunded, AMBAC
   Insured, 6.30% due 05/01/11.......   1,200,000          1,261,872
   Issue 1, Unrefunded, AMBAC
   Insured, 6.30% due 05/01/11.......   1,800,000          1,886,022
   Issue 17, Second Series, FSA
   Insured, 4.75% due 05/01/29.......   2,500,000          2,362,300
   Issue 23B, Second Series, FGIC
   Insured, 5% due 05/01/24..........   3,000,000          2,979,360

Atlas California Municipal Bond Fund
(continued)
--------------------------------------------------------------------
                                                           value
                                       face amount        (note 1)
                                       -----------      ------------
  San Francisco City and County Sewer
   Revenue Refunding, AMBAC Insured,
   6% due 10/01/11...................  $2,280,000       $  2,394,547
  San Joaquin Hills Transportation
   Corridor Agency, Toll Road
   Revenue, 0%/7.40% due 01/01/07
   (d)...............................   1,000,000          1,091,050
   0%/7.50% due 01/01/09 (d).........   1,000,000          1,131,590
  San Jose Redevelopment Agency Tax
   Allocation, Merged Area
   Redevelopment Project Refunding,
   MBIA Insured, 5% due 08/01/20.....   2,500,000          2,502,100
  San Mateo County, Joint Powers
   Authority, Lease Revenue Capital
   Projects, Series A, 5.125% due
   07/15/32..........................   2,145,000          2,147,681
  Sanger Unified School District,
   MBIA Insured, 5.60% due
   08/01/23..........................   2,530,000          2,777,535
  Santa Barbara, Revenue COP,
   Retirement Services, 5.75% due
   08/01/20..........................   2,000,000          2,097,520
  Santa Clara Electric Revenue, 1991,
   Series A, MBIA Insured, 6.25% due
   07/01/19..........................   3,750,000          3,873,188
  Santa Margarita, Dana Point
   Authority Revenue Refunding,
   Improvement District 3, 3A, 4 and
   4A, Series B, MBIA Insured,
   7.25% due 08/01/07................     500,000            590,330
   7.25% due 08/01/13................   2,000,000          2,557,580
  Saugus Unified School District,
   Series A, MBIA Insured, 5.65% due
   09/01/11..........................   2,035,000          2,142,590
  South Whittier, Elementary School
   District, Capital Appreciation,
   Series A, FGIC Insured,
   0% due 08/01/13...................     500,000            275,535
   0% due 08/01/14...................     250,000            129,665
  Southern California Public Power
   Authority Power Project Revenue
   Refunding, Hydroelectric Hoover
   Uprating Project, Series A, 6.625%
   due 10/01/05......................     600,000            623,460
  Southern California Rapid Transit
   District, COP, Workers
   Compensation Fund, MBIA Insured,
   6% due 07/01/10...................   1,000,000          1,035,440
  State, General Obligation,
   5% due 10/01/23...................   2,000,000          1,983,740
   Series BH, AMT, 5.60% due
     12/01/32........................   1,000,000          1,015,910
  State Department of Water Resources
   Central Valley Project Revenue,
   Series J-2, Prefunded, 6.125% due
   12/01/13..........................     600,000            615,150
   Series J-2, Unrefunded, 6.125% due
   12/01/13..........................   1,625,000          1,662,066
   Series J-3, Prerefunded, 5.50% due
   12/01/23..........................     810,000            816,245
   Series J-3, Unrefunded, 5.50% due
   12/01/23..........................   2,190,000          2,194,884

Statements of Investments in Securities and Net Assets         December 31, 2000
--------------------------------------------------------------------------------

Atlas California Municipal Bond Fund
(continued)
--------------------------------------------------------------------
                                                           value
                                       face amount        (note 1)
                                       -----------      ------------
  State Educational Facilities
   Authority Revenue Refunding,
   Dominican University, 5.75% due
   12/01/30..........................  $1,000,000       $  1,005,200
   Loyola Marymount University, MBIA
   Insured, 5% due 10/01/22..........     700,000            698,103
   Pepperdine University,
   5.75% due 09/15/30................   2,000,000          2,109,820
   MBIA Insured, 6.10% due
   03/15/14..........................   2,595,000          2,797,488
   Santa Clara University, MBIA
   Insured, 5.75% due 09/01/18.......   3,255,000          3,384,191
   University of Southern California,
   Series C, 5.125% due 10/01/28.....   2,695,000          2,699,501
  State Health Facilities Financing
   Authority Revenue Refunding,
   Scripps Health, Series C, MBIA
   Insured, 5% due 10/01/22..........     500,000            496,030
   Stanford Health Care, Series A,
   FSA Insured, 5% due 11/15/28......   1,000,000            983,690
  State Housing Finance Agency
   Revenue Home Mortgage,
   Multi-Family Program, Series B,
   AMT, AMBAC Insured, 6.05% due
   08/01/16..........................   2,000,000          2,111,260
   Series B, AMT, AMBAC Insured,
   5.25% due 02/01/28................   2,000,000          1,946,360
   Series F, AMT, MBIA Insured, 6.10%
   due 08/01/15......................   1,000,000          1,025,510
   Series H, AMT, 6.15% due
   08/01/16..........................   2,020,000          2,109,102
   Series I, AMT, MBIA Insured, 5.65%
   due 08/01/17......................   1,400,000          1,452,346
   Series K, MBIA Insured, 6.15% due
   08/01/16..........................   3,000,000          3,206,940
   Series L, AMT, MBIA Insured, 5.55%
   due 08/01/05......................     300,000            315,378
   Series Q, MBIA Insured, 5.85% due
   08/01/16..........................   1,000,000          1,061,290
  State Pollution Control Financing
   Authority, Pollution Control
   Revenue, MBIA Insured, Pacific Gas
   & Electric Co., Series B, AMT,
   5.85% due 12/01/23................   1,800,000          1,843,650
  State Pollution Control Financing
   Authority, Resource Recovery
   Revenue, Waste Management, Inc.,
   Series A, AMT, 7.15% due
   02/01/11..........................   1,500,000          1,545,525
  State Public Works Board, Lease
   Revenue, AMBAC Insured, Various
   University of California Projects,
   Series C, 5.125% due 09/01/22.....   1,475,000          1,484,646
  State Rural Home Mortgage Finance
   Authority, Single Family Revenue
   Refunding, Series C, AMT, 7.50%
   due 08/01/27......................     750,000            856,493
  Statewide Communities Development
   Authority, COP, 6% due 08/01/28...   2,000,000          2,030,440

Atlas California Municipal Bond Fund
(continued)
--------------------------------------------------------------------
                                                           value
                                       face amount        (note 1)
                                       -----------      ------------
  Statewide Communities Development
   Authority, Multi-Family Revenue,
   Archstone/LeClub-G, 5.30% due
   06/01/29..........................  $2,000,000       $  2,044,200
   Residential-B, 5.20% due
     12/01/29........................   2,500,000          2,523,800
  Stockton Health Facilities Revenue,
   Dameron Hospital, Series A, 5.70%
   due 12/01/14......................     200,000            184,272
  Truckee, Donner Public Utility
   District, COP, Water System
   Improvement Project, MBIA Insured,
   6.75% due 11/15/21................   1,000,000          1,046,260
  Turlock Irrigation District Revenue
   Refunding, Series A, MBIA Insured,
   6% due 01/01/10...................     500,000            566,505
  University of Puerto Rico
   University System Revenue Bonds,
   COP, MBIA Insured, Series O,
   5.375% due 06/01/30...............   1,000,000          1,013,310
  Upland, COP, San Antonio Community
   Hospital, 5% due 01/01/18.........   3,195,000          2,908,089
  Vallejo Revenue Water Improvement
   Project, Series B, FGIC Insured,
   6.50% due 11/01/14................   4,000,000          4,382,160
  Westside Unified School District
   Refunding, Series C, AMBAC
   Insured, 6% due 08/01/14..........     300,000            341,421
                                                          ----------
  Total Bonds (cost: $195,544,170)                       206,883,609
                                                          ----------
  VARIABLE RATE DEMAND NOTES* - 1.97%
  Chula Vista, Multi-Family Housing
   Revenue, Series A, Terra Nova
   Associates, 3.90% due 03/01/05....     200,000            200,000
  Irvine Improvement Bond Act of
   1915, Assessment District No.
   94-15, 3.70% due 09/05/20.........     300,000            300,000
  Irvine Ranch Water District,
   Consolidated Several General
   Obligations of Improvement
   Districts, 4.10% due 06/01/15.....     900,000            900,000
  Orange County, Water District, COP,
   Project B, 4.10% due 08/15/15.....   1,400,000          1,400,000
  State Health Facilities Financing
   Authority Revenue Refunding,
   Statewide Communities Development
   Authority, COP,
   John Muir/Mt. Diablo Health, AMBAC
   Insured, 4.10% due 08/15/27.......     700,000            700,000
   Obligated Group, MBIA Insured,
   4.10% due 04/01/28................     700,000            700,000
                                                          ----------
  Total Variable Rate Demand Notes (cost:
   $4,200,000)                                             4,200,000
                                                          ----------
  TOTAL SECURITIES (COST: $199,744,170) - 98.95%         211,083,609
  OTHER ASSETS AND LIABILITIES, NET - 1.05%                2,236,012
                                                          ----------
  NET ASSETS - 100.00%                                  $213,319,621
                                                          ----------
                                                          ----------

      The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

Atlas National Municipal Bond Fund
--------------------------------------------------------------------
                                                           value
                                       face amount        (note 1)
                                       -----------      ------------
BONDS - 94.89%
  A B C California Unified School
   District, Capital Appreciation,
   Series B, FGIC Insured, 0% due
   08/01/24..........................  $1,715,000       $    491,348
  Alabama State Docks Department,
   Docks Facilities Revenue, AMT,
   MBIA Insured, 6.10% due
   10/01/13..........................   1,000,000          1,076,380
  Anchorage, Alaska, Electric Utility
   Revenue Refunding, Senior Lien,
   MBIA Insured, 8% due 12/01/10.....     985,000          1,256,594
  Birmingham, Michigan, City School
   District, FSA Insured, 4.75% due
   11/01/24..........................   2,000,000          1,867,340
  Chicago, Illinois, Metropolitan
   Water Reclamation District,
   Greater Chicago Capital
   Improvement, 7.25% due 12/01/12...   1,500,000          1,864,725
  Chicago, Illinois, Park District
   Aquarium & Museum, Series B, 6.50%
   due 11/15/13......................   1,500,000          1,648,860
  Chicago, Illinois, Public Building
   Commission Mortgage Revenue, Board
   of Education, Series A, MBIA
   Insured, 7.125% due 01/01/15......     125,000            127,804
  Cleveland, Ohio, Waterworks Revenue
   First Mortgage Refunding, Series
   F-92B, AMBAC Insured, 6.25% due
   01/01/16..........................   1,000,000          1,036,840
  Colorado, Housing Finance
   Authority, Single Family Program,
   Senior Series A-1, AMT, 7.40% due
   11/01/27..........................     670,000            758,259
  Colorado, Public Highway Authority,
   E-470, Capital Appreciation Senior
   Series B, MBIA Insured, 0% due
   09/01/21..........................   2,000,000            664,740
  Colorado Springs, Colorado,
   Utilities Revenue, Unrefunded
   Balance, Series A, 6.50% due
   11/15/15..........................   2,000,000          2,074,140
  Cook County, Illinois, MBIA
   Insured, 7.25% due 11/01/07.......     620,000            709,782
  Delaware Valley, Pennsylvania,
   Regional Financing Authority,
   Local Government Revenue, Series
   A, AMBAC Insured, 5.50% due
   08/01/28..........................   1,000,000          1,051,500
  Foothill/Eastern Corridor Agency,
   California, Toll Road Refunding,
   5.75% due 01/15/40................   1,000,000          1,004,670
  Harris County, Texas, Toll Road
   Revenue Refunding, Senior Lien,
   FGIC Insured, 5.375% due
   08/15/20..........................   1,000,000          1,009,350
  Illinois Health Facilities
   Authority Revenue Refunding,
   Northwestern Medical Facilities
   Foundation, MBIA Insured, 5.125%
   due 11/15/28......................   1,000,000            959,290
  Indianapolis, Indiana, Airport
   Authority Revenue, Special
   Facilities, Federal Express Corp.,
   AMT, 7.10% due 01/15/17...........     500,000            523,320
  Jones County, Mississippi Hospital
   Revenue, South Central Regional
   Medical Center, 5.50% due
   12/01/17..........................   1,000,000            886,950

Atlas National Municipal Bond Fund
(continued)
--------------------------------------------------------------------
                                                           value
                                       face amount        (note 1)
                                       -----------      ------------
  Kansas City, Kansas, Utility System
   Revenue, Unrefunded Balance, FGIC
   Insured, 6.375% due 09/01/23......  $1,010,000       $  1,078,448
  Kentucky Economic Development
   Financing Authority, Healthcare
   Systems Revenue, Norton Healthcare
   Inc., Series A, 6.50% due
   10/01/20..........................   1,000,000            999,870
  Kern, California, High School
   District, Series 1990-C Election,
   MBIA Insured, 6.25% due
   08/01/10..........................     545,000            638,996
  Lakota, Ohio, Local School
   District, AMBAC Insured, 7% due
   12/01/09..........................   1,740,000          2,067,955
  Louisiana Public Facilities
   Authority Hospital Revenue, Touro
   Infirmary Project, Series A, 5.50%
   due 08/15/19......................   1,000,000            928,430
  Maine State Housing Authority
   Mortgage Purchase, Series A-1,
   AMT, AMBAC Insured, 6.40% due
   11/15/14..........................   1,400,000          1,438,738
  Maricopa County, Arizona, Unified
   School District 69, Paradise
   Valley Refunding, MBIA Insured,
   6.35% due 07/01/10................     600,000            688,680
  Massachusetts State Health and
   Educational Facilities Authority
   Revenue, Northeastern University,
   Series E, MBIA Insured, 6.55% due
   10/01/22..........................     500,000            526,060
  Massachusetts State Industrial
   Financing Agency Revenue,
   Wentworth Institute of Technology,
   5.65% due 10/01/18................     500,000            496,960
  Metropolitan Pier & Exposition
   Authority, Illinois, Dedicated
   State Tax Revenue, McCormick Place
   Expansion Project,
   Capital Appreciation, FGIC
   Insured, 0% due 06/15/29..........   4,000,000            844,520
   Prerefunded, Series A, 7.25% due
   06/15/05..........................      35,000             39,195
   Prerefunded, Series A, 7.25% due
   06/15/05..........................     105,000            117,902
   Unrefunded, Series A, 7.25% due
   06/15/05..........................     110,000            122,476
  Metropolitan Transportation
   Authority, New York,
   Transportation Facilities Revenue,
   Series 8, 5.375% due 07/01/21.....   1,000,000          1,004,400
  Mississippi Higher Education
   Assistance Corp., Student Loan
   Revenue, Series C, AMT, 6.05% due
   09/01/07..........................     505,000            518,292
  Nevada Housing Division, Single
   Family Mortgage, Series C, AMT,
   6.60% due 04/01/14................     800,000            848,592
  New York City, New York, General
   Obligation,
   Series F, 6% due 08/01/11.........     500,000            539,945
   Series H, 5% due 03/15/29.........   1,000,000            956,260
   Series I, 5.875% due 03/15/14.....     500,000            529,150
   Series L, 5.75% due 08/01/12......     500,000            533,405
  New York City, New York, Municipal
   Water Finance Authority, Water &
   Sewer Systems Revenue, Series B,
   6% due 06/15/33...................   1,000,000          1,087,210

Statements of Investments in Securities and Net Assets         December 31, 2000
--------------------------------------------------------------------------------

Atlas National Municipal Bond Fund
(continued)
--------------------------------------------------------------------
                                                           value
                                       face amount        (note 1)
                                       -----------      ------------
  New York State Dormitory Authority
   Revenue, Pooled Capital Program,
   FGIC Insured, 7.80% due
   12/01/05..........................  $   20,000       $     20,472
  New York State Highway Authority,
   Service Contract Revenue, Local
   Highway and Bridge, 5% due
   04/01/17..........................   1,000,000            985,700
  New York State Urban Development
   Corp. Revenue, Correctional
   Facilities, Series A, 5.50% due
   01/01/16..........................   1,000,000          1,019,240
  Northern California Power Agency,
   Public Power Revenue Refunding,
   Hydroelectric Project 1, Series A,
   MBIA Insured, 6.25% due
   07/01/12..........................     750,000            787,643
  Ohio State Air Quality Development
   Authority Revenue, Pollution
   Control, Series B, 6% due
   08/01/20..........................   1,500,000          1,461,165
  Philadelphia, Authority for
   Industrial Development Revenue,
   Franklin Institute Project, 5.20%
   due 06/15/26......................   1,000,000            847,410
  Pinal County, Arizona, Unified
   School District 43, Apache JCT,
   Series A, FGIC Insured, 6.80% due
   07/01/09..........................     425,000            496,987
  Port of Seattle, Washington,
   Revenue, Series B, AMT, 5.625% due
   02/01/24..........................   1,000,000          1,015,870
  Puerto Rico Commonwealth
   Infrastructure Financing
   Authority, Series A, 5.50% due
   10/01/32..........................   1,000,000          1,041,210
  Puerto Rico Electric Power
   Authority, Power Revenue
   Refunding, Series Z, 5.25% due
   07/01/21..........................   1,000,000          1,006,770
  Sacramento, California, Municipal
   Utility District Electric Revenue
   Refunding, Series Z, FGIC Insured,
   6.45% due 07/01/10................     600,000            619,200
  Salt Lake City, Utah, Hospital
   Revenue, IHC Hospitals, Inc., MBIA
   Insured, 6.25% due 02/15/23.......   1,500,000          1,553,910
  Steubenville, Ohio, Hospital
   Revenue, Triniey Health, Clinic
   Building Center, 6.50% due
   10/01/30..........................   1,000,000          1,003,450
  Superior, Wisconsin, Limited
   Obligation Revenue Refunding,
   Midwest Energy Resources, Series
   E, FGIC Insured, 6.90% due
   08/01/21..........................     500,000            614,745
  Tallassee, Alabama, Industrial
   Development Board Revenue
   Refunding, Dow United Technologies
   Corp., Series B, 6.10% due
   08/01/14..........................   1,000,000          1,102,200
  Texas Health Facilities Development
   Corp., Hospital Revenue, Cook-Fort
   Worth Children's Center Refunding,
   FGIC Insured, 6.25% due
   12/01/12..........................   1,000,000          1,057,620
  Vermont Educational & Health
   Buildings Financing Agency,
   Norwich University Project, 5.50%
   due 07/01/21......................   1,000,000            925,920

Atlas National Municipal Bond Fund
(continued)
--------------------------------------------------------------------
                                                           value
                                       face amount        (note 1)
                                       -----------      ------------
  Washington State Public Power
   Supply System Refunding Revenue,
   Nuclear Project 2, Series A, 7.25%
   due 07/01/06......................  $  500,000       $    567,434
                                                          ----------
  Total Bonds (cost: $48,655,633)                         51,144,322
                                                          ----------
VARIABLE RATE DEMAND NOTES* - 3.71%
  Angelina & Neches River Authority
   Texas, Industrial Development
   Corp. Solid Waste Revenue,
   5.05% due 05/01/14................     500,000            500,000
  Cornell Township, Michigan,
   Economic Development Corp.
   Environmental Improvement Revenue,
   Escanaba Paper Co., 4.85% due
   11/01/16..........................     300,000            300,000
  Lehigh County, Pennsylvania,
   General Purpose Authority Revenue,
   Lehigh Valley Hospital, Series A,
   4.90% due 07/01/28................   1,000,000          1,000,000
  Sullivan County, Tennessee,
   Industrial Development Board
   Pollution Control Revenue, Mead
   Corp. Project, 4.85% due
   10/01/16..........................     200,000            200,000
                                                          ----------
Total Variable Rate Demand Notes (cost:
  $2,000,000)                                              2,000,000
                                                          ----------
TOTAL SECURITIES (COST: $50,655,633) - 98.60%             53,144,322
OTHER ASSETS AND LIABILITIES, NET - 1.40%                    756,909
                                                          ----------
NET ASSETS - 100.00%                                    $ 53,901,231
                                                          ----------
                                                          ----------

Atlas Strategic Income Fund
---------------------------------------------------------------------
                                        face amount          value
                                        or units (j)       (note 1)
                                          ----------        ---------
MORTGAGE-BACKED OBLIGATIONS - 30.43%
  Commercial - 9.42%
   Ameriquest Finance Trust,
   Collateralized Mtg. Obligations,
   Series 2000-1, Cl. D, 8.50% due
   05/15/30 (a)(f)....................  $    152,846      $   149,072
   Series 2000-IA, Cl. D, 8.50% due
   07/15/30 (a)(f)....................     2,097,124        2,027,657
   Asset Backed Securitization Corp.,
   Long Beach Home Equity Loan Trust,
   Home Equity Loan Pass-Through
   Certificates, Series 2, 8.70% due
   01/21/29...........................       500,000          510,703
   Asset Securitization Corp.,
   Commercial Mortgage Pass-Through
   Certificates, Series 1997-D5, Cl.
   B2, 6.93% due 02/14/41.............       400,000          134,125
   Embarcadero Aircraft Securitization
   Trust Bonds, Series 2000-A, CI, B,
   FLT%, due 08/15/25 (a)(f)..........       488,060          488,670
   First Chicago/Lennar Trust,
   Commercial Collateral Strip
   Interest, Series 1997-CHL1, Cl. D,
   8.12% due 05/29/08 (a)(c)(f).......       100,000           87,867
   Series 1997-CHL1, Cl. E, 8.12% due
   02/28/11 (a)(c)(f).................       150,000          118,352

      The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

Atlas Strategic Income Fund
(continued)
---------------------------------------------------------------------
                                        face amount          value
                                        or units (j)       (note 1)
                                        ------------      -----------
   GMAC Commercial Mortgage
   Securities, Inc., Series 1997-C1,
   Cl. G, 7.414% due 09/30/06.........  $    120,000      $    90,104
   Cl. X, 1.6287% due 07/15/27........       975,000           69,990
   GMAC Commercial Mortgage
   Securities, Inc., Series 1997-C2,
   Cl. F, 6.75% due 04/16/29..........       100,000           61,094
   Morgan Stanley Capital I, Inc.,
   Commercial Sub. Bonds,
   Series 1996-C1, Cl. F, 7.40% due
   05/15/06 (a)(c)....................        97,137           77,178
   Series 1997-HF1, Cl. F, 6.86% due
   02/15/10 (a)(c)(f).................        50,000           42,383
   Series 1997-RR, Cl. D, 7.73% due
   04/30/39 (a)(c)(f).................       200,000          160,844
   Series 1997-RR, Cl. E, 7.75% due
   04/30/39 (a)(c)(f).................        75,000           53,227
   Series 1997-RR, Cl. F, 7.75% due
   04/30/39 (a)(c)(f).................       175,000          105,820
   Series 1997-XL1, Cl. G, 7.70% due
   10/03/30 (a)(c)(f).................        60,000           53,100
   NC Finance Trust, Series 1999-I,
   Cl. ECFD, 8.75% due 01/12/29.......       132,578          120,481
   Prudential Mortgage Capital Co.,
   2000-C1, A2, 7.306% due 10/06/15...     2,000,000        2,032,500
   Resolution Trust Corp., Commercial
   Mortgage Pass-Through Certificates,
   Series 1994-C2, Cl. E, 8% due
   04/25/25 (c).......................       619,768          616,305
   Salomon Brothers Mortgage
   Securities VII, Commercial Mortgage
   Pass-Through Certificates,
   Series 1996-C1, Cl. F, 9.184% due
   02/20/26 (c).......................       250,000          197,969
   Series 1998-1A, 5% due 11/25/27
   (f)................................        31,500           29,905
   Structured Asset Securities Corp.,
   Commercial Mtg. Pass-Through
   Certificates,
   Series 1995-C4, Cl. E, 9.15% due
   06/25/26 (a)(c)(f).................        27,688           28,017
   Series 1997-LL1, Cl. F, 7.30% due
   04/12/12 (a).......................        50,000           48,609
  Government Agency - 19.74%
   Federal Home Loan Mortgage Corp.,
   Interest-Only Stripped
   Mortgage-Backed Security, Series
   194, 6.50% due 04/01/28 (g)........     9,637,258        2,438,217
   Series 151, Cl. F, 9% due
   05/15/21...........................       217,508          220,913
   8% due 01/01/31....................       800,000          819,752
   Federal National Mortgage
   Association, Collateralized
   Mortgage Obligations, Gtd. Real
   Estate Mortgage Investment Conduit
   Pass-Through Certificates, Series
   1993-202, Class PH, 6.50% due
   02/25/22...........................     1,000,000        1,008,810
   Federal National Mortgage
   Association, Interest-Only Stripped
   Mortgage-Backed Security,
   Series 294, Class 2, 7% due
   02/01/28...........................     1,500,542          350,105
   Federal National Mortgage
   Association,
   6.50% due 05/01/29.................       359,956          355,006
   7% due 07/01/26....................       369,580          370,123

Atlas Strategic Income Fund
(continued)
---------------------------------------------------------------------
                                        face amount          value
                                        or units (j)       (note 1)
                                        ------------      -----------
   7% due 01/01/28....................  $    897,716      $   898,753
   7% due 1/25/27.....................     1,500,000        1,502,340
   7.50% due 12/25/27.................       800,000          811,752
   Government National Mortgage
   Association,
   7% due 03/15/28....................     2,314,063        2,324,175
   7% due 03/15/28....................       697,031          700,077
   7% due 03/15/28....................       514,868          517,118
   7% due 07/15/28....................       767,099          770,452
   Government National Mortgage
   Association, Series 1999-27, Gtd.
   Multiclass Mtg. Participation
   Certificates, Cl. PQ, 7, 7.50% due
   08/16/28...........................     2,144,000        2,225,729
  Multi-Family - 1.27%
   Mortgage Capital Funding, Inc.,
   Multi-family Mtg. Pass-Through
   Certificates, Series 1996-MC1, Cl.
   G, 7.15% due 06/15/06 (a)..........     1,100,000          983,357
                                                            ---------
  Total Mortgage-Backed Obligations (cost:
   $24,661,017)                                            23,600,651
                                                            ---------
U.S. GOVERNMENT OBLIGATIONS - 8.41%
  U.S. Treasury Bonds:
   6.25% due 05/15/30.................     1,000,000        1,116,406
   6.50% due 11/15/26.................       542,000          608,758
   8.875% due 02/15/19................       325,000          446,587
  U.S. Treasury Notes:
   5.50% due 01/31/03 (k)(l)..........     2,115,000        2,129,784
   6% due 08/15/09....................       607,000          640,680
   7% due 07/15/06....................       778,000          847,010
  U.S. Treasury Strips:
   6.57% due 05/15/05 (m)(n)..........       924,000          738,414
                                                            ---------
  Total U.S. Government Obligations (cost:
   $6,258,477)                                              6,527,639
                                                            ---------
FOREIGN GOVERNMENT OBLIGATIONS - 20.83%
  Argentina - 2.78%
   Argentina (Republic of),
   11.375% Par Bonds due 03/15/10.....       360,000          326,160
   Bonos de Consolidacion de Deudas,
   Series 1, 2.77% Bonds due 04/01/07
   (ARP) (c)..........................     1,231,027          755,852
   6.62% Bonds due 04/01/01 (c).......         1,689              188
   Bonos de Consolidacion de Deudas,
   Series PBA1, 2.60% due 04/01/07....        74,211           65,782
   Buenos Aires, Series PBA1, 2.69%
   Bonds due 04/01/07.................        71,170           54,704
   City of Buenos Aires, Series 3,
   10.50% Notes due 05/28/04 (ARP)
   (f)................................        10,000            8,213
   Global Bonds,
   11.75% Par Bonds due 06/15/15......       300,000          271,500
   12.125% due 02/25/19...............        42,000           38,955
   Unsub. Unsec. Notes, 11.75% due
   04/07/09...........................       136,000          125,734
   Unsub. Unsec. Notes, 11.375% due
   01/30/17...........................       575,000          512,325
  Belgium - 1.26%
   Belgium (Kingdom of), Bonds, Series
   35, 5.75% due 09/28/10 (EUR).......     1,000,000          975,076

Statements of Investments in Securities and Net Assets         December 31, 2000
--------------------------------------------------------------------------------

Atlas Strategic Income Fund
(continued)
---------------------------------------------------------------------
                                        face amount          value
                                        or units (j)       (note 1)
                                        ------------      -----------
Brazil - 3.08%
   Brazil (Federal Republic of),
   Bonds,
   12.75% due 01/15/20................  $    425,000      $   415,475
   12.25% due 03/06/30................       145,000          134,125
   Global Bonds,
   11% due 08/17/40...................       960,000          781,440
   7.63% Gtd. Disc. Bonds due
   04/15/24...........................       145,000          110,738
   Par Bonds, 6% due 04/15/24 (c).....       135,000           94,559
   Unsub. Bonds, 14.50% due
   10/15/09...........................       550,000          605,492
   18 Year Debt Conversion Bonds,
   Series D, 7.69% due 04/15/12 (c)...       100,000           74,233
   20 Year Debt Capitalization Bonds,
   8% due 04/15/14....................       226,579          174,749
  Bulgaria - .14%
   Bulgaria (Republic of), Discounted
   Bonds, 7.75% due 07/28/11..........       140,000          105,004
  Canada - .07%
   Canada (Government of) Bonds,
   Series J24, 10.25% due 02/01/04
   (CAD)..............................        70,000           52,950
  Colombia - .11%
   Colombia (Republic of), 11.75%
   Unsec. Unsub. Bonds due 02/25/20...       100,000           85,500
  Finland - 1.27%
   Finland (Government of), Bonds,
   5.75% due 02/23/11.................     1,000,000          988,328
  France - 1.84%
   France (Government of), O.A.T.,
   5.50% Bonds due 04/25/07 (EUR).....     1,450,000        1,426,233
  Great Britain - .61%
   United Kingdom Treasuries, 8% due
   06/10/03 (GBP).....................       300,000          476,190
  Greece - .22%
   Hellenic (Republic of), 8.60% Bonds
   due 03/26/08 (GRD).................    53,300,000          172,266
  Indonesia - .07%
   Indonesia (Republic of), 7.75%
   Unsec. Bonds due 08/01/06..........        70,000           57,050
  Italy (Republic of) - .11%
   Treasury Bonds, Buoni del Tesoro
   Poliennali, 5.25% due 12/15/05.....        90,000           86,364
  Ivory Coast - .02%
   Ivory Coast (Government of) Past
   Due Interest, Series F, 1.90% Bonds
   due 03/29/18 (b)(e) (FRF)..........       952,875           17,382
  Japan - 1.47%
   Japan (Government of), 10 yr.
   Bonds, Series 188, 3.20% due
   09/20/06 (JPY).....................   117,000,000        1,142,505
  Mexico - 1.41%
   United Mexican States Bonds,
   9.875% due 02/01/10................       155,000          166,315
   11.50% due 05/15/26................       495,000          601,425
   Discount Bonds, Series D, 7.93% due
   12/31/19...........................       225,000          225,054
   United Mexican States
   Collateralized Fixed Rate Par
   Bonds,
   Series W-A, 6.25% Sec. Bonds due
   12/31/19...........................       100,000           90,500
  Norway - .45%
   Norway (Government of), 5.50% Bonds
   due 05/15/09 (NOK).................     3,145,000          345,403

Atlas Strategic Income Fund
(continued)
---------------------------------------------------------------------
                                        face amount          value
                                        or units (j)       (note 1)
                                        ------------      -----------
  Panama - .10%
   Panama (Republic of), Interest
   Reduction Bonds, 4.25% due
   07/17/14...........................  $    100,000      $    79,480
  Peru - .70%
   Peru (Republic of), Past Due
   Interest, 20 Year, 4.50% Bonds due
   03/07/17 (e).......................       345,000          221,944
   Zero Coupon, Sr. Notes due
   02/28/16...........................       712,902          321,875
  Portugal - 1.26%
   Portugal (Republic of), Obrig Do
   Tes Medio Prazo Unsub. Notes, 5.85%
   due 05/20/10.......................     1,000,000          980,626
  Russia - 2.58%
   Russia (Government of), Senior
   Unsec. Unsub. Notes, 11.75% due
   06/10/03...........................        70,000           65,109
   Russian Federation,
   2.25%/7.50% Bonds due 03/31/30
   (d)................................     2,251,875          842,764
   2.25%/7.50% Bonds due 03/31/30
   (a)(d).............................       874,375          326,798
   8.25% Bonds due 03/31/10 (a).......        97,906           61,069
   8.25% Bonds due 03/31/10...........       175,925          109,745
   8.75% Unsec. Unsub. Notes due
   07/24/05...........................       635,000          484,246
   Russian Federation, Registered,
   12.75% Unsec. Unsub. Notes due
   06/24/28...........................       133,000          110,722
  South Africa - .38%
   South Africa (Republic of), Bonds,
   Series 153, 13% due 08/31/10.......     2,175,000          291,324
  Turkey - .61%
   Turkey (Republic of), 11.75% Bonds
   due 06/15/10.......................       376,000          342,160
   Sr. Unsub. Bonds, 12.375% due
   06/15/09...........................       140,000          130,200
  Venezuela - .29%
   Venezuela (Republic of),
   Collateralized Par Bonds, Series
   W-A, 6.75% due 03/31/20............       310,000          227,850
                                                          -----------
  Total Foreign Government Obligations (cost:
   $15,750,613)                                            16,159,681
                                                          -----------
LOAN PARTICIPATIONS - .25%
  Algeria (Republic of) Trust 111
   Notes, Tranche 3, 1.0625% due
   03/04/10 (e)(f)....................    22,375,000          127,464
  Central Bank Asia, Series 4, Gtd.
   8.625% Notes due 08/25/02 (c)(f)...        70,000           63,875
                                                          -----------
  Total Loan Participations (cost: $197,986)                  191,339
                                                          -----------
CORPORATE BONDS AND NOTES - 33.92%
  Aerospace/Defense - .28%
   BE Aerospace, Inc., 9.50% Sr.
   Unsec. Sub. Notes due 11/01/08.....        50,000           49,625
   Fairchild Corp. (The), Cl. A,
   10.75% Sr. Unsec. Sub. Notes due
   04/15/09 (f).......................       100,000           74,000
   Greater Toronto Airport, 5.40%
   Debentures due 12/03/02 (CAD)......        55,000           36,534
   Pentacon, Inc., Series B, 12.25%
   Sr. Unsec. Notes due 04/01/09......       100,000           54,000

      The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

Atlas Strategic Income Fund
(continued)
---------------------------------------------------------------------
                                        face amount          value
                                        or units (j)       (note 1)
                                        ------------      -----------
Air Transportation - .54%
   Amtran, Inc., 10.50 Sr. Notes due
   08/01/04 (f).......................  $    250,000      $   221,562
   Atlas Air, Inc.,
   9.375% Sr. Unsec. Notes due
   11/15/06...........................        50,000           49,000
   10.75% Sr. Notes due 08/01/05......        50,000           51,500
   Budget Group, Inc., 9.125% Sr.
   Unsec. Notes due 04/01/06..........       100,000           27,000
   Trans World Airlines, Inc., 11.50%
   Sr. Sec. Notes due 12/15/04........       125,000           67,500
  Aluminum - .11%
   Kaiser Aluminum & Chemical Corp.,
   12.75% Sr. Sub. Notes due
   02/01/03...........................       125,000           85,000
  Automotive - .60%
   Collins & Aikman Products Co.,
   11.50% Sr. Unsec. Sub. Notes due
   04/15/06...........................        50,000           39,250
   Hayes Wheels International, Inc.,
   9.125% Sr. Sub. Notes due
   07/15/07...........................       150,000           99,000
   11% Sr. Sub. Notes due 07/15/06....       100,000           75,000
   HDA Parts System, Inc., 12% Sr.
   Sub. Notes due 08/01/05 (f)........        75,000           22,125
   Oxford Automotive, Inc., Series D,
   10.125% Sr. Unsec. Sub. Notes due
   06/15/07...........................       200,000          136,000
   Tenneco, Inc., 11.625% Sr. Unsec.
   Sub. Notes due 10/15/09............       200,000           97,000
  Banks - .59%
   Financiera Energetica Nacional,
   9.375% Unsec. Unsub. Notes due
   06/15/06 (a).......................       100,000           81,867
   Hanvit Bank,
   0%/12.75% Unsec. Sub. Notes due
   03/01/10 (a)(d)....................       205,000          202,950
   12.75% Unsec. Sub. Notes due
   03/01/10 (a).......................       125,000          122,521
   Local Financial Corp., 11% Sr.
   Notes due 09/08/04 (a).............        50,000           50,000
   Ongko International Finance Co. BV,
   10.50% Sec. Notes due 03/29/04
   (a)(b)(f)..........................        40,000            1,300
   SBS Agro Finance BV, 10.25% Bonds
   due 07/21/49 (b)(f)................        75,000            1,875
  Broadcasting - .93%
   AMFM Operating, Inc., Series E,
   12.625% Sr. Sub. Debentures due
   10/31/06 (h).......................        31,600           34,997
   Chancellor Media Corp.,
   Series B, 8.13% Sr. Sub. Notes due
   12/15/07...........................        50,000           50,250
   Series B, 8.75% Sr. Unsec. Sub.
   Notes due 06/15/07.................        50,000           51,250
   Cumulus Media, Inc., 10.375% Sr.
   Unsec. Sub. Notes due 07/01/08.....        50,000           40,125
   Emmis Communications Corp., Series
   B, 8.125% Sr. Unsec. Sub. Notes due
   03/15/09...........................       150,000          138,750
   Paxson Communications Corp.,
   11.625% Sr. Sub. Notes due
   10/01/02...........................        50,000           50,500
   Sinclair Broadcast Group, Inc.,
   8.75% Sr. Sub. Notes due
   12/15/07...........................        50,000           44,750

Atlas Strategic Income Fund
(continued)
---------------------------------------------------------------------
                                        face amount          value
                                        or units (j)       (note 1)
                                        ------------      -----------
   Spanish Broadcasting System, Inc.,
   9.625% Sr. Sub. Notes due
   11/01/09...........................  $    200,000      $   176,000
   Young Broadcasting, Inc.,
   8.75% Sr. Sub. Debentures due
   06/15/07...........................       100,000           90,625
   Series B, 9% Sr. Sub. Notes due
   01/15/06...........................        50,000           46,250
  Building Materials - .25%
   Building Materials Corp. of
   America, Series B, 8.625% Sr. Notes
   due 12/15/06.......................        50,000           12,500
   Nortek, Inc., Series B, 9.125% Sr.
   Notes due 09/01/07.................       200,000          180,500
  Cable Television - 2.69%
   Adelphia Communications Corp.,
   9.25% Sr. Notes due 10/01/02.......       200,000          195,000
   9.375% Sr. Notes due 11/15/09......       200,000          176,000
   Series B, 8.375% Sr. Notes due
   02/01/08...........................        25,000           21,500
   Series B, 10.50% Sr. Unsec. Notes
   due 07/15/04.......................        50,000           49,625
   Charter Communications Holdings
   LLC, 0%/9.92% Sr. Discount Notes
   due 04/01/11 (d)...................       500,000          290,000
   8.25% Sr. Notes due 04/01/07.......        50,000           45,250
   Classic Cable, Inc., 10.50% Sr.
   Sub. Notes due 03/01/10............        25,000           11,250
   CSC Holdings, Inc., 10.50% Sr. Sub.
   Debentures due 05/15/16 (f)........        50,000           54,250
   Diamond Cable Communications PLC,
   0%/11.75% Sr. Discount Notes due
   12/15/05 (d).......................       200,000          180,000
   EchoStar DBS Corp., 9.375% Sr.
   Unsec. Notes due 02/01/09..........       400,000          388,000
   Insight Midwest LP/Insight Capital,
   Inc., 9.75% Sr. Notes due
   10/01/09...........................       100,000           99,250
   NTL Communications Corp., Series B,
   9.875% Sr. Unsec. Notes due
   11/15/09 (EURO)....................        50,000           38,244
   NTL, Inc.,
   Series B, 0%/9.75% Sr. Deferred
   Coupon Notes due 04/01/08 (d)......       100,000           55,000
   Series B, 0%/9.75% Sr. Notes due
   04/15/09 (GBP) (d).................       200,000          129,961
   Series B, 10% Sr. Notes due
   02/15/07...........................       100,000           86,750
   0%/10.75% Sr. Unsec. Unsub. Notes
   due 04/01/08 (GBP) (a)(d)..........        50,000           39,959
   Rogers Communications, Inc., 8.75%
   Sr. Notes due 07/15/07.............       100,000           65,246
   TeleWest Communications PLC,
   0%/9.875% Sr. Notes due 04/15/09
   (GBP) (d)..........................       100,000           69,462
   0%/11% Sr. Discount Debentures due
   10/01/07 (d).......................        65,000           57,850
   United International Holdings,
   Inc., Series B, 0%/10.75% Sr.
   Discount Notes due 02/15/08 (d)....        75,000           30,750
  Chemicals - 1.04%
   Georgia Gulf Corp., 10.375% Sr.
   Sub. Notes due 11/01/07............        50,000           46,750

Statements of Investments in Securities and Net Assets         December 31, 2000
--------------------------------------------------------------------------------

Atlas Strategic Income Fund
(continued)
---------------------------------------------------------------------
                                        face amount          value
                                        or units (j)       (note 1)
                                        ------------      -----------
   Huntsman Corp./ICI Chemicals Co.
   PLC, 0% Sr. Unsec. Discount Notes
   due 12/31/09.......................  $    100,000      $    27,500
   10.125% Sr. Unsec. Sub. Notes due
   07/01/09...........................       100,000           97,250
   Lyondell Chemical Co.,
   Series A, 9.625% Sr. Sec. Notes due
   05/01/07...........................        50,000           48,500
   Series B, 9.875% Sec. Notes due
   05/01/07...........................       100,000           97,000
   10.875% Sr. Sub. Notes due
   05/01/09...........................       100,000           94,000
   NL Industries, Inc., 11.75% Sr.
   Sec. Notes due 10/15/03............        32,000           32,320
   PCI Chemicals Canada, Inc., 9.25%
   Sec. Notes due 10/15/07 (f)........        50,000           11,500
   Pioneer Americas Acquisition Corp.,
   9.25% Sr. Notes due 06/15/07.......        50,000            9,000
   Polymer Group, Inc., 9% Sr. Sub.
   Notes due 07/01/07.................       100,000           66,000
   Polytama International Finance BV,
   11.25% Sec. Notes due 06/15/07
   (b)(f).............................        50,732            5,073
   Sterling Chemicals, Inc.,
   11.75% Sr. Unsec. Sub. Notes due
   08/15/06...........................       150,000           72,000
   Series B, 12.375% Sr. Sec. Notes
   due 07/15/06.......................       220,000          202,400
  Commercial Finance - .04%
   Asat Finance LLC, Units (each unit
   consists of $1,000 principal amount
   of 12.50% Sr. Notes and one warrant
   to purchase common shares) (i).....        32,500           30,550
  Computer Hardware - .06%
   Seagate Technology Intl., 12.50%
   due 11/15/07 (a)...................        50,000           47,250
  Containers - .12%
   Ball Corp.,
   7.75% Sr. Unsec. Notes due
   08/01/06...........................        50,000           48,625
   8.25% Sr. Unsec. Sub. Notes due
   08/01/08...........................        50,000           48,125
  Diversified Financial - .98%
   AmeriCredit Corp., 9.875% Gtd. Sr.
   Notes due 04/15/06.................       100,000           95,000
   AMRESCO, Inc.,
   Series 97-A, 10% Sr. Sub. Notes due
   03/15/04...........................        75,000           42,000
   Series 98-A, 9.875% Sr. Sub. Notes
   due 03/15/05.......................       100,000           56,000
   BF Saul REIT, Series B, 9.75% Sr.
   Sec. Notes due 04/01/08............       165,000          139,425
   Finola Capital Corp., 7.25% Notes
   due 11/08/04.......................        50,000           30,026
   GMAC, Series EC, 6.875% Notes due
   09/09/04 (GBP).....................       140,000          214,717
   IBJ Preferred Capital Co. (The)
   LLC, Floating Bonds due 12/29/49
   (a)................................       125,000          113,734
   LaBranche & Co., Inc., 12% Sr. Sub.
   Notes due 03/02/07.................        50,000           52,500
   Southern Pacific Funding Corp.,
   11.50% Sr. Notes due 11/01/04
   (b)................................        50,000           15,000

Atlas Strategic Income Fund
(continued)
---------------------------------------------------------------------
                                        face amount          value
                                        or units (j)       (note 1)
                                        ------------      -----------
  Diversified Media - .54%
   IPC Magazines Group PLC, 9.625%
   Bonds due 03/15/08 (GBP)...........  $    100,000      $   120,998
   Lamar Media Corp., 9.625% Sr.
   Unsec. Sub. Notes due 12/01/06.....       100,000          103,000
   Mail-Well Corp., 8.75% Sr. Unsec.
   Sub. Notes due 12/15/08............        50,000           35,000
   WRC Media Corp., Units (each unit
   consists of $1,000 principal amount
   of 12.75% Sr. Sub. Notes due
   11/15/09 and 1.353 shares of common
   Stock) (i).........................       200,000          160,250
  Drug/Bio-Pharmaceuticals - .13%
   ICN Pharmaceutical, Inc., 8.75% Sr.
   Notes due 11/15/08 (a).............       100,000          100,000
  Durable Household Goods - .03%
   Icon Health & Fitness, Inc., 12%
   Unsec. Notes due 09/27/05 (a)(f)...        37,000           20,350
  Electrical Utilities - .41%
   Calpine Corp., 8.75% Sr. Notes due
   07/15/07...........................       115,000          110,656
   Central Termica Guemes SA, 2%
   Unsec. Bonds due 09/26/10 (b)(f)...        45,000            3,150
   CMS Energy Corp., 9.875% Sr. Unsec.
   Notes due 10/15/07.................       200,000          208,347
  Electronics - .55%
   Amkor Technology, Inc., 9.25% Sr.
   Unsec. Notes due 5/01/06...........       300,000          282,750
   Fairchild Semiconductor Corp.,
   10.375% Sr. Unsec. Notes due
   10/01/07...........................        50,000           47,000
   Flextronics International Ltd.,
   9.875% Sr. Sub. Notes due 07/01/10
   (a)................................       100,000          100,000
  Energy Services - 1.90%
   Chesapeake Energy Corp., Series B,
   9.625% Sr. Unsec. Notes due
   05/01/05...........................       100,000          102,875
   Clark Refinancing & Marketing,
   Inc., 8.875% Sr. Sub. Notes due
   11/15/07...........................        50,000           27,500
   Denbury Management, Inc., 9% Sr.
   Sub. Notes due 03/01/08............       150,000          130,125
   Frontier Oil Corp., 11.75% Sr.
   Notes due 11/15/09.................        50,000           49,563
   Gothic Production Corp., Series B,
   11.125% Sr. Sec. Notes due
   05/01/05...........................       100,000          107,000
   Grant Geophysical, Inc., Series B,
   9.75% Sr. Unsec. Notes due
   02/15/08...........................        90,000           49,725
   Leviathan Gas Pipeline/Leviathan
   Finance Corp., 10.375% Sr. Unsec.
   Sub. Notes due 06/01/09............       200,000          210,000
   Ocean Rig Norway AS, 10.25% Sr.
   Sec. Notes due 06/01/08............       100,000           85,000
   Parker Drilling Co., Series D,
   9.75% Sr. Unsec. Notes due
   11/15/06...........................       100,000          100,500
   R&B Falcon Corp., 12.25% Sr. Unsec.
   Notes due 03/15/06.................        50,000           59,000
   Ram Energy, Inc., 11.50% Sr. Unsec.
   Notes due 02/15/08.................       210,000          161,700
   RBF Finance Co., 11% Sr. Sec. Notes
   due 03/15/06.......................       125,000          144,688
   Stone Energy Corp., 8.75% Sr. Sub.
   Notes due 09/15/07.................        85,000           85,850
   Universal Compression, Inc.,
   0%/9.875% Sec. Discount Notes due
   02/15/08 (d).......................       200,000          164,000

      The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

Atlas Strategic Income Fund
(continued)
---------------------------------------------------------------------
                                        face amount          value
                                        or units (j)       (note 1)
                                        ------------      -----------
Energy Services & Producers - .13%
   Nuevo Energy Co., 9.375% Sr. Sub.
   Notes due 10/01/10 (a).............  $    100,000      $   100,250
  Entertainment - .07%
   AMC Entertainment, Inc., 9.50% Sr.
   Unsec. Sub. Notes due 02/01/11.....       100,000           57,750
  Environmental - .79%
   Allied Waste North America, Inc.,
   Series B, 7.875% Sr. Unsec. Notes
   due 01/01/09.......................       250,000          231,875
   Series B, 10% Sr. Unsec. Sub. Notes
   due 08/01/09.......................       300,000          282,750
   URS Corp., Series B, 12.25% Sr.
   Sub. Notes due 05/01/09............       100,000          100,375
  Food - .44%
   Aurora Foods, Inc., Series B, 8.75%
   Sr. Sub. Notes due 07/01/08........       100,000           69,250
   Del Monte Foods Co., Series B,
   0%/12.50% Sr. Discount Notes due
   12/15/07 (d).......................        35,000           26,600
   Doane Pet Care Co., 9.75% Sr.
   Unsec. Sub. Notes due 05/15/07.....        73,000           54,750
   Packaged Ice, Inc., Series B, 9.75%
   Sr. Unsec. Notes due 02/01/05......        25,000           19,750
   SC International Services, Inc.,
   Series B, 9.25% Sr. Sub. Notes due
   09/01/07...........................        50,000           48,000
   Smithfield Foods, Inc., 7.625% Sr.
   Unsec. Sub. Notes due 02/15/08.....       100,000           93,375
   Sparkling Spring Water Group, Ltd.,
   11.50% Sr. Sec. Sub. Notes due
   11/15/07...........................        50,000           33,000
  Food and Drug Retailers - .18%
   Fleming Companies, Inc., Series B,
   10.625% Sr. Sub. Notes due
   07/31/07...........................       100,000           68,500
   Pantry, Inc. (The), 10.25% Sr. Sub.
   Notes due 10/15/07.................        50,000           47,000
   Shoppers Food Warehouse Corp.,
   9.75% Sr. Notes due 06/15/04.......        20,000           20,956
  Gas Utilities - .27%
   AES Drax Energy Ltd., 11.25% Sr.
   Sec. Bonds due 08/30/10 (GBP)
   (a)................................       100,000          157,680
   Azurix Corp., 10.75% Sr. Notes due
   02/15/10...........................        50,000           49,000
  Health Care/Supplies & Services - .57%
   Fresenius Medical Cap Trust II,
   7.875% Gtd. Sec. Trust Preferred
   Bonds due 02/01/08.................       190,000          172,900
   Fresenius Medical Cap Trust III,
   7.375% Gtd. Sec. Trust Preferred
   Bonds due 02/01/08 (DEM)...........        10,000            4,752
   Magellan Health Services, Inc., 9%
   Sr. Sub. Notes due 02/15/08........       150,000          105,000
   Tenet Healthcare Corp., 8.625% Sr.
   Sub. Notes due 01/15/07............       100,000          102,375
   Unilab Finance Corp., 12.75% Sr.
   Sub. Notes due 10/01/09............        50,000           54,250
  Homebuilders - .38%
   D.R. Horton, Inc.,
   9.75% Sr. Sr. Sub. Notes due
   09/15/10...........................        75,000           71,325
   8% Sr. Notes due 02/01/09..........        50,000           45,000

Atlas Strategic Income Fund
(continued)
---------------------------------------------------------------------
                                        face amount          value
                                        or units (j)       (note 1)
                                        ------------      -----------
   Del Webb Corp., 10.25% Sr. Unsec.
   Sub. Notes due 02/15/10............  $    100,000      $    86,000
   Kaufman & Broad Home Corp., 7.75%
   Sr. Notes due 10/15/04 (f).........       100,000           94,000
  Hotel/Gaming - 1.40%
   Capstar Hotel Co., 8.75% Sr. Sub.
   Notes due 08/15/07.................        25,000           23,187
   Florida Panthers Holdings, Inc.,
   9.875% Sr. Sub. Notes due
   04/15/09...........................       150,000          138,000
   HMH Properties, Inc., Series C,
   8.45% Sr. Notes due 12/01/08.......        75,000           72,750
   Hollywood Casino Corp.,
   11.25% Sr. Sec. Notes due
   05/01/07...........................       150,000          154,875
   Horseshoe Gaming LLC, 9.375% Sr.
   Sub. Notes due 06/15/07............        75,000           75,188
   Jupiters, Ltd., 8.50% Sr. Unsec.
   Notes due 03/01/06.................        75,000           72,000
   Mandalay Resort Group, 10.25% Sr.
   Sub. Notes due 08/01/07............       100,000           98,750
   Meristar Hospitality Corp., 8.75%
   Sr. Unsec. Sub. Notes due
   08/15/07...........................        50,000           45,750
   Mohegan Tribal Gaming Authority,
   8.125% Sr. Notes due 01/01/06......       100,000          100,250
   8.75% Sr. Unsec. Sub. Notes due
   01/01/09...........................        50,000           49,938
   Station Casinos, Inc., 9.88% due
   07/01/10...........................       200,000          205,250
   Venetian Casino Resort/Las Vegas
   Sands, Inc., 12.25% Mtg. Notes due
   11/15/04...........................        50,000           49,000
  Human Health Care - .09%
   Charles River Laboratories, Inc.,
   Series B, 13.50% Sr. Sub. Notes due
   10/01/09...........................        65,000           68,250
  Industrial Services - .49%
   Amercan Plumbing & Mechanic, Series
   B, 11.625% Sr. Gtd. Sub. Notes due
   10/15/08...........................        75,000           72,187
   Apcoa, Inc., 9.25% Sr. Unsec. Sub.
   Notes due 03/15/08 (f).............        50,000           16,500
   Comforce Operating, Inc., Series B,
   12% Sr. Notes due 12/01/07 (f).....        50,000           22,500
   Iron Mountain, Inc.,
   8.75% Sr. Sub. Notes due
   09/30/09...........................        50,000           49,125
   10.125% Sr. Sub. Notes due
   10/01/06...........................        50,000           51,750
   Kindercare Learning Centers, Inc.,
   9.50% Sr. Sub. Notes due
   02/15/09...........................        50,000           45,000
   Protection One Alarm Monitoring,
   Inc., 7.375% Sr. Unsec. Notes due
   08/15/05 (f).......................       100,000           64,000
   Safety-Kleen Corp., 9.25% Sr.
   Unsec. Notes due 05/15/09 (b)(f)...       150,000            1,500
   United Rentals, Inc., Series B, 9%
   Sr. Unsec. Sub. Notes due
   04/01/09...........................        75,000           56,250
  Information Technology - .28%
   Details, Inc., Series B, 10% Sr.
   Sub. Notes due 11/15/05............        25,000           23,000
   EchoStar Broadband Corp., 10.375%
   Sr. Notes due 10/01/07 (a).........       100,000           98,250
   Fisher Scientific International,
   Inc., 9% Sr. Unsec. Sub. Notes due
   02/01/08...........................       100,000           92,750
  Leisure - .55%
   Hollywood Park, Inc., Series B,
   9.25% Sr. Unsec. Notes due
   02/15/07...........................        75,000           75,750

Statements of Investments in Securities and Net Assets         December 31, 2000
--------------------------------------------------------------------------------

Atlas Strategic Income Fund
(continued)
---------------------------------------------------------------------
                                        face amount          value
                                        or units (j)       (note 1)
                                        ------------      -----------
   Intrawest Corp.,
   9.75% Sr. Notes due 08/15/08.......  $     75,000      $    75,375
   9.25% Sr. Notes due 04/01/06.......        50,000           48,000
   9.75% Sr. Notes due 06/15/07.......       150,000          145,500
   Premier Cruise, Ltd., 11% Sr. Notes
   due 03/15/08 (a)(b)(f).............        50,000                5
   Premier Parks, Inc. 0%/10% Sr.
   Discount Notes due 04/01/08 (d)....        50,000           34,500
   Six Flags Entertainment Corp.,
   8.875% Sr. Notes due 04/01/06......        50,000           47,063
  Manufacturing - .96%
   Actuant Corp., 13% Sr. Sub. Notes
   due 05/01/09.......................        50,000           45,500
   Blount, Inc., 13% Sr. Sub. Notes
   due 08/01/09.......................       100,000           77,000
   Eagle-Picher Industries, Inc.,
   9.375% Sr. Unsec. Sub. Notes due
   03/01/08...........................       100,000           65,000
   Grove Worldwide LLC, 9.25% Sr. Sub.
   Notes due 05/01/08.................       100,000            9,000
   Hydrochem Industrial Services,
   Inc., 10.375% Sr. Sub. Notes due
   08/01/07...........................        50,000           37,500
   Insilco Holding Co., Series B, 12%
   Gtd. Sr. Sub. Notes due 08/15/07...        50,000           49,500
   International Wire Group, Inc.,
   Series B, 11.75% Sr. Sub. Notes due
   06/01/05...........................        65,000           63,375
   Jordan Industries, Inc., Series D,
   10.375% Sr. Unsec. Notes due
   08/01/07...........................       100,000           84,000
   Moll Industries, 10.50% Sr. Unsec.
   Sub. Notes due 07/01/08............       100,000           28,000
   Roller Bearing Co. of America,
   Inc., Series B, 9.625% Sr. Sub.
   Notes due 06/15/07.................       125,000          110,000
   Terex Corp.,
   8.875% Sr. Unsec. Sub. Notes due
   04/01/08 (f).......................        50,000           43,063
   Series D, 8.875% Sr. Unsec. Sub.
   Notes due 04/01/08.................       100,000           86,125
   Unifrax Investment Corp., 10.50%
   Sr. Notes due 11/01/03.............        50,000           45,000
  Metal: Diversified - .42%
   Great Lakes Carbon Corp., Series B,
   10.25% Sr. Sub. Notes due 05/15/08
   (f)................................       150,000           77,625
   International Utility Structures,
   Inc., 10.75% Sr. Sub. Notes due
   02/01/08 (f).......................        25,000           17,000
   Metallurg Holdings, Inc., 0%/12.75%
   Sr. Discount Notes due 07/15/08
   (d)................................        50,000           13,500
   Metallurg, Inc., 11% Sr. Notes due
   12/01/07...........................       150,000          120,000
   P&L Coal Holdings Corp., Series B,
   9.625% Sr. Sub. Notes due
   05/15/08...........................       100,000           99,625
  Nickel - 0%
   Centaur Mining & Exploration, Ltd.,
   11% Gtd. Sr. Notes due 12/01/07....        25,000            2,000
  Nondurable Household Goods - .58%
   Aki Holdings, Inc.,
   0%/13.50% Sr. Discount Debentures
   due
   07/01/09 (d)(f)....................        50,000           18,750
   10.50% Sr. Unsec. Notes due
   07/01/08...........................        50,000           38,562
   Boyds Collection, Ltd. (The),
   Series B, 9% Sr. Unsec. Sub. Notes
   due 05/15/08.......................        60,000           56,775

Atlas Strategic Income Fund
(continued)
---------------------------------------------------------------------
                                        face amount          value
                                        or units (j)       (note 1)
                                        ------------      -----------
   Globe Manufacturing Corp., Series
   B, 10% Sr. Unsec. Sub. Notes due
   08/01/08 (b)(f)....................  $    100,000      $        10
   Holmes Products Corp., 9.875% Sr.
   Unsec. Sub. Bonds due 11/15/07.....        25,000           11,000
   Indorayon International Finance Co.
   BV, 10% Gtd. Unsec. Unsub. Notes
   due 03/29/01 (b)(f)................       100,000           20,000
   Phillips-Van Heusen Corp., 9.50%
   Sr. Unsec. Sub. Notes due 05/01/08
   (f)................................        50,000           46,500
   Revlon Consumer Products, Inc., 9%
   Sr. Notes due 11/01/06.............       250,000          183,750
   Salton, Inc., 10.75% Sr. Unsec.
   Sub. Notes due 12/15/05............        75,000           72,844
   Styling Technology Corp., 10.875%
   Sr. Unsec. Sub. Notes due 07/01/08
   (b)................................        35,000            1,050
  Oil-Domestic - .06%
   AmeriGas Partners, L.P., 10.125%
   Sr. Notes due 04/15/07.............        50,000           50,000
  Paper - 1.50%
   Doman Industries Ltd., 8.75% Sr.
   Notes due 03/15/04.................       200,000           84,000
   Gaylord Container Corp., 9.75%
   Unsec. Sr. Notes due 06/15/07......        50,000           31,500
   Packaging Corp. of America, 9.625%
   Sr. Unsec. Sub. Notes due
   04/01/09...........................       150,000          154,875
   Repap New Brunswick, Inc.,
   9% First Priority Sr. Sec. Notes
   due 06/01/04.......................        50,000           51,500
   10.625% Second Priority Sr. Sec.
   Notes due 04/15/05.................       150,000          154,687
   Riverwood International Corp.,
   10.625% Sr. Unsec. Notes due
   08/01/07...........................       300,000          300,000
   10.875% Sr. Sub. Notes due
   04/01/08...........................       100,000           90,000
   SD Warren Co., 14% Unsec. Notes due
   12/15/06 (h).......................       254,926          276,595
   US Timberlands Co. LP, 9.625% Sr.
   Notes due 11/15/07.................        25,000           20,000
  Publishing - .05%
   Ziff Davis Media, Inc., 12% Sr.
   Sub. Notes due 07/15/10 (a)........        50,000           39,250
  Railroads & Trucking - .26%
   Transtar Holdings LP/Transtar
   Capital Corp., Series B, 13.375%
   Sr. Discount Notes due 12/15/03....       200,000          201,000
  Restaurants - .03%
   Family Restaurants, Inc., 9.75% Sr.
   Notes due 02/01/02.................        75,000           20,250
  Shipping - .22%
   Great Lakes Dredge & Dock Corp.,
   11.25% Sr. Unsec. Sub. Notes due
   08/15/08...........................       110,000          108,900
   Millenium Seacarriers, Inc., 12%
   Gtd. Sr. Sec. First Priority Ship
   Mortgage Notes due 07/15/05........       100,000           52,000
   Navigator Gas Transportation PLC,
   10.50% First Priority Ship Mortgage
   Notes due 06/30/07 (a).............        25,000           12,250
  Special Purpose Financial - .04%
   Federal Home Loan Bank, 5.625%
   Unsec. Unsub. Notes due 06/10/03
   GBP................................        20,000           29,831

      The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

Atlas Strategic Income Fund
(continued)
---------------------------------------------------------------------
                                        face amount          value
                                        or units (j)       (note 1)
                                        ------------      -----------
Specialty Retailing - .17%
   Amazon.com, Inc., 0%/10% Unsec. Sr.
   Discount Notes due 05/01/08 (d)....  $    150,000      $    75,750
   Eye Care Centers of America, Inc.,
   9.125% Sr. Unsec. Sub. Notes due
   05/01/08 (f).......................        25,000            8,750
   Finlay Fine Jewelry Corp., 8.375%
   Sr. Notes due 05/01/08.............        50,000           44,500
  Steel - .31%
   AK Steel Corp.,
   7.875% Sr. Unsec. Notes due
   02/15/09...........................        50,000           44,375
   9.125% Sr. Notes due 12/15/06......       100,000           95,250
   California Steel Industries, Series
   B, 8.50% Sr. Unsec. Notes due
   04/01/09...........................        75,000           63,000
   National Steel Corp., Series D,
   9.875% First Mortgage due
   03/01/09...........................       100,000           40,000
  Telecommunications - Long Distance - 6.87%
   360 Networks Inc., 13% Sr. Unsec.
   Notes due 05/01/08.................        50,000           37,643
   Adelphia Business Solutions, Inc.,
   12% Sr. Sub. Notes due 11/01/07....        75,000           28,500
   Colo.Com, Units (each unit consists
   of $1,000 principal amount of
   13.875% Sr. Notes due 03/15/10 and
   one warrant to purchase 19.9718
   ordinary shares) (a)(i)............        50,000           31,500
   Colt Telecom Group PLC,
   0%/12% Unsec. Sr. Unsec. Discount
   Notes due 12/15/06 (d).............       125,000          113,125
   7.625% Bonds due 07/31/08 (DEM)....       200,000           87,125
   Covad Communications Group, Inc.,
   0%/13.50% Sr. Discount Notes due
   03/15/08 (d).......................       200,000           24,000
   Equinix, Inc., 13% Sr. Notes due
   12/01/07 (f).......................        50,000           35,000
   Exodus Communications, Inc.,
   10.75% Sr. Unsec. Sub. Notes due
   12/15/09...........................       100,000           86,000
   11.25% Sr. Notes due 07/01/08......       430,000          382,700
   11.625% Sr. Notes due 07/15/10
   (a)................................       225,000          200,250
   Flag Telecom Holdings Ltd.,
   11.625% Sr. Notes due 03/30/10.....        25,000           19,500
   11.625% Sr. Notes due 03/30/10
   (EUR) (f)..........................        25,000           17,955
   Focal Communications, Inc.,
   0%/12.125% Sr. Unsec. Discount
   Notes due 02/15/08 (d).............       130,000           54,600
   11.875% Sr. Notes due 01/15/10.....        50,000           34,000
   Global Crossing Holdings, Ltd.,
   9.125% Sr. Unsec. Notes due
   11/15/06...........................       150,000          143,625
   9.625% Sr. Unsec. Notes due
   05/15/08...........................       300,000          282,000
   Global TeleSystems Group, Inc.,
   10.50% Sr. Unsec. Bonds due
   12/01/06 (EUR).....................        50,000           19,950
   Intermedia Communications, Inc.,
   Series B, 0%/12.25% Sr. Discount
   Notes due 03/01/09 (d).............       100,000           40,000
   Series B, 8.50% Sr. Notes due
   01/15/08...........................        75,000           52,500
   8.875% Sr. Notes due 11/01/07......       175,000          122,500
   Jazztel PLC, 13.25% Sr. Notes due
   12/15/09 (EUR).....................       150,000           95,002
   KMC Telecom Holdings, Inc.,
   0%/12.50% Sr. Unsec. Discount Notes
   due 02/15/08 (d)...................       300,000           19,500

Atlas Strategic Income Fund
(continued)
---------------------------------------------------------------------
                                        face amount          value
                                        or units (j)       (note 1)
                                        ------------      -----------
   Level 3 Communications, Inc.,
   0%/10.50% Sr. Discount Notes due
   12/01/08 (d).......................  $     75,000      $    40,500
   9.125% Sr. Unsec. Notes due
   05/01/08...........................       350,000          282,625
   11% Sr. Unsec. Notes due
   03/15/08...........................       250,000          220,000
   11.25% Sr. Notes due 03/15/10......        50,000           43,500
   Loral Space & Communications, Ltd.,
   9.50% Sr. Notes due 01/15/06.......        50,000           33,500
   McLeodUSA, Inc.,
   8.125% Sr. Unsec. Notes due
   02/15/09...........................       200,000          172,000
   8.375% Sr. Notes due 03/15/08......       250,000          222,500
   9.25% Sr. Notes due 07/15/07.......        40,000           36,600
   Metromedia Fiber Network, Inc.,
   Metromedia International Group,
   Inc.,
   0%/10.50% Sr. Unsec. Discount Notes
   due 09/30/07 (d)...................        72,825           33,864
   Series B, 10% Sr. Unsec. Notes due
   11/15/08...........................       150,000          124,500
   10% Sr. Notes due 12/15/09.........       250,000          207,500
   MGC Communications, Inc./Mpower
   Communications, 13% Sr. Notes due
   04/01/10 (a).......................        75,000           33,375
   Netia Holdings BV, Series B, 0%/11%
   Sr. Discount Notes due 11/01/07
   (DEM) (d)..........................        50,000           15,841
   NorthPoint Communications Group,
   Inc., 12.875% Notes due 02/15/10...        50,000            3,500
   Ntelos, Units (each unit consists
   of $1,000 principal amount of 13%
   Senior Notes due 8/15/10 and one
   warrant to purchase 1.8 common
   shares) (a)(i).....................        50,000           35,000
   Optel, Inc., Series B, 13% Sr.
   Notes due 02/15/05 (b).............        25,000           15,500
   PSINet, Inc., Series B,
   10% Sr. Unsec. Notes due
   02/15/05...........................       150,000           39,000
   11% Sr. Notes due 08/01/09.........       100,000           26,000
   Qwest Communications International,
   Inc., 0%/9.47% Sr. Discount Notes
   due 10/15/07 (d)...................       140,000          128,198
   RCN Corp., 10.125% Sr. Unsec. Notes
   due 01/15/10.......................       150,000           76,500
   Rhythms NetConnections, Inc., 14%
   Sr. Unsec. Notes due 02/15/10......        50,000           11,500
   RSL Communications PLC,
   0%/10% Bonds due 03/15/08 (DEM)
   (d)(f).............................        50,000            1,200
   12.875% Sr. Unsec. Notes due
   03/01/10...........................       100,000            6,000
   Shaw Communications, Inc., 8.54%
   Debentures due 09/30/27 (CAD)......        80,000           51,221
   Tele1 Europe BV, 11.875% Sr. Notes
   due 12/01/09 (EUR).................        75,000           63,372
   Teligent, Inc., 11.50% Sr. Notes
   due 12/01/07.......................       100,000           13,000
   Time Warner Telecom LLC, 9.75% Sr.
   Notes due 07/15/08.................        50,000           46,000
   United Pan-Europe Communications
   NV,
   10.875% Sr. Notes due 08/01/09.....       300,000          192,000
   11.25% Sr. Notes due 11/01/09
   (EUR)..............................       250,000          152,506
   Viatel, Inc., 11.25% Sr. Sec. Notes
   due 04/15/08.......................       100,000           30,000
   Wam!Net, Inc., Series B, 0%/13.25%
   Sr. Unsec. Discount Notes due
   03/01/05 (d).......................       200,000           46,000

Statements of Investments in Securities and Net Assets         December 31, 2000
--------------------------------------------------------------------------------

Atlas Strategic Income Fund
(continued)
---------------------------------------------------------------------
                                        face amount          value
                                        or units (j)       (note 1)
                                        ------------      -----------
   Williams Communications Group,
   Inc.,
   10.875% Sr. Unsec. Notes due
   10/01/09...........................  $    550,000      $   409,750
   11.875% Sr. Unsec. Notes due
   08/01/10...........................       200,000          154,000
   Winstar Communications, Inc.,
   12.75% Sr. Notes due 04/15/10......        75,000           49,500
   XO Communications, Inc.,
   9% Sr. Unsec. Notes, due
   03/15/08...........................       100,000           77,000
   9.625% Sr. Notes, due 10/01/07.....       125,000          100,000
   10.75% Sr. Unsec. Notes, due
   11/15/08...........................        50,000           41,250
   10.75% Sr. Unsec. Notes, due
   06/01/09...........................       200,000          164,000
  Textile, Apparel & Home Furnishings - .07%
   Galey & Lord, Inc., 9.125% Sr.
   Unsec. Sub. Notes due 03/01/08.....       100,000           54,000
  Wireless - 4.95%
   Arch Communications, Inc., 12.75%
   Sr. Notes due 07/01/07.............        50,000           17,000
   Cellnet Data Systems, Inc., 0%/14%
   Sr. Discount Notes due 10/01/07
   (d)(f).............................        45,000              360
   Crown Castle International Corp.,
   0%/10.375% Sr. Discount Notes due
   05/15/11 (d).......................       350,000          235,375
   0%/10.625% Sr. Unsec. Discount
   Notes due 11/15/07 (d).............        75,000           60,000
   10.75% Sr. Notes due 08/01/11......       100,000          104,000
   Globix Corp., 12.50% Sr. Notes due
   02/01/10...........................       100,000           37,000
   Horizon PCS, Inc., 14% Sr. Discount
   Notes due 10/01/10 (a).............       200,000           82,000
   Leap Wireless International, Inc.,
   Units (each unit consists of $1,000
   principal amount of 12.50% Sr.
   Notes due 04/15/10 and one warrant
   to purchase 5.146 ordinary shares)
   (i)................................        50,000           29,000
   Metrocall, Inc., 10.375% Sr. Sub.
   Notes due 10/01/07 (f).............        50,000           10,000
   Microcell Telecommunications, Inc.,
   Series B, 0%/11.125% Sr. Discount
   Notes due 10/15/07 (CAD) (d).......       100,000           46,937
   0%/12% Sr. Unsec. Discount Notes
   due 06/01/09 (d)...................       250,000          166,250
   Millicom International Cellular SA,
   0%/13.50% Sr. Discount Notes due
   06/01/06 (d).......................       160,000          125,600
   Nextel Communications, Inc., Nextel
   Partners, Inc., 11% Sr. Notes due
   03/15/10 (a).......................        50,000           47,875
   0%/9.95% Sr. Discount Notes, due
   02/15/08 (d).......................        75,000           54,750
   0%/10.65% Sr. Discount Notes, due
   09/15/07 (d).......................       450,000          355,500
   9.375% Sr. Unsec. Notes, due
   11/15/09...........................       200,000          186,500
   Omnipoint Corp., 11.50% Sr. Notes
   due 09/15/09 (a)...................       315,000          352,800
   ORBCOMM Global LP/ORBCOMM Capital
   Corp., Series B, 14% Sr. Notes due
   08/15/04 (b)(f)....................        75,000            7,500
   Orion Networks Systems, Inc.,
   0%/12.50% Sr. Discount Notes due
   01/15/07 (d)(f)....................       200,000           52,000
   Pinnacle Holdings, Inc., 0%/10% Sr.
   Unsec. Discount Notes due 03/15/08
   (d)................................       225,000          119,250

Atlas Strategic Income Fund
(continued)
---------------------------------------------------------------------
                                        face amount          value
                                        or units (j)       (note 1)
                                        ------------      -----------
   Price Communications Wireless,
   Inc.,
   9.125% Sec. Notes due 12/15/06.....  $    100,000      $   101,250
   11.75% Sr. Sub. Notes due
   07/15/07...........................        50,000           53,000
   Rural Cellular Corp., Series B,
   9.625% Sr. Sub. Notes due
   05/15/08...........................       100,000           92,000
   SBA Communications Corp., 0%/12%
   Sr. Unsec. Discount Notes due
   03/01/08 (d).......................       300,000          232,500
   Spectrasite Holdings, Inc.,
   0%/12% Sr. Discount Notes due
   07/15/08 (d).......................       200,000          123,000
   10.75% Sr. Notes due 03/15/10......        50,000           46,375
   Telecorp PCS, Inc., 0%/11.625%,
   Unsec. Sub. Disc. Notes due
   04/15/09 (d).......................        50,000           34,187
   0%/11.625%, Unsec. Sub. Disc. Notes
   due 07/15/09 (d)...................       200,000          203,000
   Tritel PCS, Inc., 0%/12.75% Sr.
   Unsec. Sub. Disc. Notes due
   05/15/09 (d).......................        50,000           34,250
   Triton PCS., Inc., 0%/11% Sr.
   Unsec. Sub. Disc. Notes due
   05/01/08 (d).......................       100,000           79,000
   US Unwired, Inc., 0%/13.375% Sr.
   Discount Notes due 11/01/09 (d)....       300,000          136,500
   Voicestream Wireless Corp., 10.375%
   Sr. Notes due 11/15/09.............       572,377          613,159
                                                          -----------
  Total Corporate Bonds and Notes (cost:
   $31,961,273)                                            26,311,893
                                                          -----------
COMMON STOCKS - .24%
                                           shares
                                        ------------
  Chesapeake Energy Corp. (b).........         7,773           78,702
  Colt Telecom Group PLC (b)..........           780           68,445
  Globix Corp. (b)(f).................           704            1,936
  ICO Global Communication Holdings
   Ltd (b)............................         3,007           10,524
  Optel, Inc. (b)(f)..................            85                1
  Pathmark Stores, Inc. (b)...........         1,147           18,926
  Purina Mills, Inc. (b)..............         1,047           10,012
  SF Holdings Group, Inc., CI. C
   (a)(b)(f)..........................            37              185
  Viatel, Inc. (b)....................           401            1,453
  WRC Media Corp. (b).................           270               --
                                                          -----------
  Total Common Stocks (cost: $265,478)                        190,184
                                                          -----------
PREFERRED STOCKS - 1.27%
  BankUnited Capital Trust, 10.25%
   Guaranteed Bonds due 12/31/26
   (f)................................       100,000           76,000
  Dobson Communications Corp., 13% Sr.
   Exchangeable (h)...................           233          209,700
  e.spire Communications, Inc., 12.75%
   Jr. Redeemable (f)(h)..............            63            7,553
  Eagle-Picher Holdings, Inc., Series
   B, 0%11.75% Cum. Exchangeable
   (d)(f).............................            10           16,125
  ICG Holdings, Inc., 14.25%
   Exchangeable (h)...................            43                4
  Nebco Evans Holdings Co., 11.25% Sr.
   Redeemable Exchangeable (h)........         1,209              151
  Nextel Communications, Inc., Series
   E, 11.125% Exchangeable (h)........            60           51,001
  Paxson Communications Corp., 13.25%
   Cum. Jr. Exchangeable (f)(h).......             5              455

      The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

Atlas Strategic Income Fund
(continued)
---------------------------------------------------------------------
                                                             value
                                           shares          (note 1)
                                        ------------      -----------
  PRIMEDIA, Inc.,
   Series F, 9.20% Exchangeable.......           100      $     7,800
   Series H, 8.625% Exchangeable......         3,000          224,625
  Rural Cellular Corp., Series B,
   11.375% Cum. Sr. (h)...............            60           48,000
  SF Holdings Group, Inc., Series B,
   13.75% Cum.........................            10           30,000
  Sovereign Real Estate Investment
   Trust, Series A, 12% Non-Cum.
   (a)................................       114,000           91,200
  XO Communications, Inc., Series E,
   13.50% Sr. ........................            60           27,600
  XO Communications, Inc., 14% Cum.
   Sr. Redeemable Exchangeable........         6,442          193,260
                                                          -----------
  Total Preferred Stocks (cost: $1,675,561)                   983,474
                                                          -----------
                                           units
                                        ------------
RIGHTS, WARRANTS AND CERTIFICATES - .07%
  ASAT Finance LLC Wts., Exp. 11/06...            50            1,500
  Charles River Laboratories, Inc.
   Wts., Exp. 10/09 (f)...............           100            1,200
  Comunicacion Celular SA Wts., Exp.
   11/03 (f)..........................           100            1,500
  Convergent Communications, Inc.
   Wts., Exp. 04/08 (f)...............           100            1,200
  Equinix, Inc., Wts., Exp. 12/07
   (a)................................            50            3,750
  Firstworld Communications, Inc.
   Wts., Exp. 04/08 (a)...............            75              675
  Gothic Energy Corp. Wts., Exp. 01/03
   (f)................................         1,304               13
  Gothic Energy Corp. Wts., Exp.
   09/04..............................         1,400               14
  Gothic Energy Corp. Wts., Exp. 05/05
   (f)................................           991               99
  HF Holdings, Inc. Wts., Exp. 09/00
   (f)................................           361              361
   ICO Global Communication Holdings
   Ltd. Wts., Exp. 05/06..............             1                0
   ICO Global Communication Holdings
   Ltd. Wts., Exp. 05/06 (f)..........           754              302
   Insilco, Inc. Wts., Exp. 08/07
   (f)................................            20               20
   KMC Telecom Holdings, Inc. Wts.,
   Exp. 04/08 (a)(f)..................           100              200
   Leap Wireless Intl., Wts., Exp.
   04/10 (f)..........................            50              200
   Long Distance Intl., Inc. Wts.,
   Exp. 04/08 (f).....................            50                5
   Mexico Value Rts., Exp. 06/03......       384,000                0
   Millenium Seacarriers, Inc. Wts.,
   Exp. 07/05 (a)(f)..................           100               56
   Ntelos, Inc. Wts., Exp. 08/10......            50               50
   Occidente Y Caribe Celular SA Wts.,
   Exp. 03/04 (f).....................           400            6,000
   Orion Network Systems, Inc. Wts.,
   Exp. 01/07.........................           100              200
   Pathmark Stores, Inc. Wts., Exp.
   09/10..............................           970                0
   PLD Telekom, Inc. Wts., Exp. 06/06
   (a)(f).............................            50                1
   Price Communication Corp. Wts.,
   Exp. 08/07 (f).....................           516           30,960
   Republic of Venezuela Wts., Exp.
   04/20..............................         2,800                0

Atlas Strategic Income Fund
(continued)
---------------------------------------------------------------------
                                                             value
                                           units           (note 1)
                                        ------------      -----------
   Wam!Net, Inc. Wts., Exp. 03/05
   (a)(f).............................           600      $     5,400
                                                          ---------
  Total Rights, Warrants and Certificates (cost:
   $38,750)                                                    53,706
                                                          ---------
                                        face amount
                                        or units (j)
                                        ------------
STRUCTURED INSTRUMENTS - 2.23%
  Citibank, Mexican Peso Linked Notes,
   19.75% due 06/27/02 (MXP)..........       100,251          100,090
   20.90% due 06/23/03 (MXP)..........        98,607           98,854
   21.20% due 06/16/03 (MXP)..........       200,000          201,200
   21.30% due 06/23/03 (MXP)..........        49,787           50,210
  Credit Suisse First Boston Corp.,
   Russian GKO Linked Notes,
   20% due 12/15/01 (e)(f) (RUR)......       216,000            4,797
   20% due 02/06/02 (e)(f) (RUR)......        63,050            1,641
   20% due 05/22/02 (e)(f) (RUR)......        63,050            1,610
   20% due 10/09/02 (e)(f) (RUR)......        63,050            1,540
   20% due 01/22/03 (e)(f) (RUR)......        63,050            1,495
   20% due 02/05/03 (e)(f) (RUR)......        63,050            1,496
   20% due 10/08/03 (e)(f) (RUR)......        63,050            1,400
   20% due 01/21/04 (e)(f) (RUR)......        63,050            1,368
   20% due 06/05/02 (e)(f) (RUR)......        63,050            1,605
   20% due 09/18/02 (e)(f) (RUR)......        63,050            1,570
   20% due 05/21/03 (e)(f) (RUR)......        63,050            1,458
   20% due 06/04/03 (e)(f) (RUR)......        63,050            1,463
   20% due 09/17/03 (e)(f) (RUR)......       896,820           20,415
  Credit Suisse First Boston Corp.,
   Russian OFZ Linked Notes,
   20% due 02/06/02 (e)(f) (RUR)......       243,860            6,349
   20% due 05/22/02 (e)(f) (RUR)......       303,260            7,742
   20% due 06/05/02 (e)(f) (RUR)......       744,730           18,952
   20% due 09/18/02 (e)(f) (RUR)......       827,120           20,597
   20% due 10/09/02 (e)(f) (RUR)......     3,357,890           81,822
   20% due 01/22/03 (e)(f) (RUR)......     1,583,960           37,567
   20% due 02/05/03 (e)(f) (RUR)......     1,788,300           42,432
   20% due 05/21/03 (e)(f) (RUR)......       836,330           19,341
   20% due 06/04/03 (e)(f) (RUR)......       950,490           22,049
   20% due 06/04/03 (e)(f) (RUR)......       742,108           17,215
   20% due 09/17/03 (e)(f) (RUR)......       516,270           11,752
   20% due 06/05/02 (e)(f) (RUR)......     1,054,040           26,823
   20% due 10/08/03 (e)(f) (RUR)......       904,990           20,100
  Deutsche Bank AG, Turkey Treasury
   Bill Linked Notes, 0% due 06/20/03
   (MXP)..............................       240,577          160,677
  Russian Equity Linked Notes, 0% due
   04/19/01...........................           950           50,056
  Salomon Smith Barney, Inc.,
   Brazilian Real Linked Notes, 18.60%
   due 12/06/02.......................       165,000          165,165
   Brazilian Real Linked Notes, 21.30%
   due 12/02/03.......................       109,975          110,899
   Turkish Lira Linked Notes, 11% due
   03/13/01...........................       220,000          225,958
  Shoshone Partners Loan Trust, 8% Sr.
   Notes due 04/28//02 (a)(c)(f)......       250,000          191,005
                                                            ---------
  Total Structured Instruments (cost: $1,940,407)           1,728,713
                                                            ---------

Statements of Investments in Securities and Net Assets         December 31, 2000
--------------------------------------------------------------------------------

Atlas Strategic Income Fund
(continued)
-----------------------------------------------------------------------
                                              contracts/      value
                             date   strike       face        (note 1)
                            -----   -------   ----------   ------------
OPTIONS PURCHASED - .00%
  Mexican Nuevo Peso......  02/01   124 MXP      1,600     $      1,930
  Euro-Bundesobligation
   Put....................  01/01   106 EUR      4,000              343
  U.S. Dollar/Mexican
   Nuevo Put..............  01/01    9.70      600,000              682
                                                             ----------
  Total Options Purchased (cost: $5,981)                          2,955
                                                             ----------

                                       face amount
                                         ----------
SHORT-TERM SECURITIES - 4.79%
  Triparty Repurchase Agreement dated
   December 29, 2000 with Salomon
   Smith Barney, Inc., effective
   yield of 5.03%, due January 2,
   2001, collateralized by U.S.
   Treasury Bonds, 5.25%, November
   15,2028 with a value of
   $3,791,249........................  $  3,715,028         3,715,028
                                                           ----------
  Total Short-Term Securities (cost: $3,715,028)            3,715,028
                                                           ----------
TOTAL INVESTMENTS (COST: $86,470,571) - 102.44%            79,465,263
OTHER ASSETS AND LIABILITIES, NET - (2.44)%                (1,896,782)
                                                           ----------
NET ASSETS - 100.00%                                     $ 77,568,481
                                                         ----------
                                                         ----------

Atlas U.S. Government and Mortgage Securities Fund
--------------------------------------------------------------------
                                                           value
                                       face amount        (note 1)
                                       ----------        ----------
U.S. GOVERNMENT AGENCIES - 84.08%
  Federal Home Loan Mortgage Corp.
   7.00% due 2023 - 2029.............  $4,894,765       $  4,909,121
   7.50% due 2023 - 2024.............   9,501,445          9,677,222
   8.00% due 2024 - 2026.............   4,050,188          4,158,179
   8.50% due 2017 - 2026.............     976,936          1,012,335
   9.00% due 2017 - 2024.............   1,985,549          2,067,567
   9.50% due 2016 - 2021.............     435,652            458,937
   10.00% due 2017 - 2020............      39,612             42,165
   10.50% due 2018 - 2020............      55,940             61,119
  Federal National Mortgage Assn.
   6.50% due 2023 - 2029.............  34,778,156         34,311,034
   7.00% due 2023 - 2030.............  42,929,089         43,003,859
   7.50% due 2017 - 2030.............  19,613,278         19,925,328
   8.00% due 2024 - 2028.............  20,069,627         20,579,172
   8.50% due 2014 - 2027.............   2,823,611          2,912,772
   9.00% due 2021 - 2025.............   2,405,044          2,490,640
   9.50% due 2020....................      20,928             22,171
  Government National Mortgage Assn.
   7.50% due 2022 - 2024.............   3,882,614          3,961,278
   8.00% due 2023 - 2025.............   1,236,138          1,271,591
   8.50% due 2016 - 2020.............      16,911             17,600
                                                          ----------
  Total U.S. Government Agencies (cost:
    $150,400,560)                                        150,882,090
                                                          ----------

Atlas U.S. Government and
Mortgage Securities Fund
(continued)
--------------------------------------------------------------------
                                                           value
                                       face amount        (note 1)
                                       -----------      ------------
COLLATERALIZED MORTGAGE OBLIGATIONS - 13.86%
  6.50% GNMA Floating Collateralized
   Mortgage Obligation due 2020......  $6,000,000       $  5,938,080
  6.50% GNMA Floating Collateralized
   Mortgage Obligation due 2025......   3,000,000          2,937,180
  6.50% FNMA Floating Collateralized
   Mortgage Obligation due 2026......   1,489,000          1,456,882
  6.50% FHLMC Floating Collateralized
   Mortgage Obligation due 2028......   2,000,000          1,903,120
  6.50% FHLMC Floating Collateralized
   Mortgage Obligation due 2028......   2,000,000          1,900,620
  6.50% FHLMC Floating Collateralized
   Mortgage Obligation due 2028......   4,000,000          3,755,000
  6.50% FHLMC Floating Collateralized
   Mortgage Obligation due 2028......   2,000,000          1,926,860
  6.50% GNMA Floating Collateralized
   Mortgage Obligation due 2028......   2,000,000          1,946,240
  6.50% FNMA Floating Collateralized
   Mortgage Obligation due 2028......   3,000,000          2,832,180
  8.50% FNMA Floating Collateralized
   Mortgage Obligation due 2017......     270,996            281,649
                                                          ----------
  Total Collateralized Mortgage Obligations (cost:
    $25,944,009)..................................        24,877,811
                                                          ----------
SHORT-TERM INVESTMENTS - 1.66%
  Repurchase Agreement dated Dec 29,
   2000 with Lehman Brothers, Inc.,
   effective yield of 6.15%, due
   January 2, 2001 with respect to
   $7,325,713 GNMAs, 4.50%-10.00%,
   December 15, 2004-December 20,
   2030 with a value of $2,803,925
   and $9,100,000 FHLMC, 9.00%,
   September 15, 2008 with a value of
   $293,060..........................   2,980,000          2,980,000
                                                          ----------
  Total Short-Term Investments (cost: $2,980,000)          2,980,000
                                                          ----------
TOTAL SECURITIES (COST: $179,324,569) - 99.60%           178,739,901
OTHER ASSETS AND LIABILITIES, NET - .40%                     721,866
                                                          ----------
NET ASSETS - 100.00%                                    $179,461,767
                                                          ----------
                                                          ----------

Atlas California Municipal Money Fund
--------------------------------------------------------------------
                                                            value
                                        face amount       (note 1)
                                        -----------       ---------
TAX-EXEMPT COMMERCIAL PAPER - 16.89%
  Port of Oakland, Series B, 3.70% due
   1/16/01............................  $1,000,000       $ 1,000,000
  San Francisco Airport, Series 1997A,
   AMT, 4.00% due 03/09/01............   1,005,000         1,005,000
  San Francisco Bay Area
   Transportation Finance Authority,
   Series C, 3.70% due 01/16/01.......   1,000,000         1,000,000
  San Jose International Airport
   Authority, 3.75% due 03/15/01......   2,000,000         2,000,000

      The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

Atlas California Municipal Money Fund
(continued)
--------------------------------------------------------------------
                                                            value
                                        face amount       (note 1)
                                        -----------      -----------
  State General Obligation, 3.85% due
   02/06/01...........................  $1,400,000       $ 1,400,000
                                                           ---------
  Total Tax-Exempt Commercial Paper (cost:
   $6,405,000)                                             6,405,000
                                                           ---------
FIXED RATE BONDS AND NOTES - 17.01%
  Los Angeles County Transportation
   Communities Sales Tax Revenue,
   Series A, 6.75% due 07/01/01.......     250,000           258,498
   6.90% due 07/01/01.................     555,000           573,296
  Mt. Diablo, Unified School District,
   Tax and Revenue Anticipation, 4.50%
   due 01/19/01.......................     850,000           850,274
  Oxnard School District, Tax and
   Revenue Anticipation Notes, 5% due
   07/25/01...........................   1,300,000         1,305,887
  Sacramento, Unified School District,
   Tax and Revenue Anticipation Notes,
   4.40% due 11/28/01.................     750,000           753,267
  San Diego County, Regional
   Transportation Commission Sales Tax
   Revenue, Series A, FGIC Insured,
   4.40% due 04/01/01.................   1,120,000         1,122,143
  San Luis, Coastal Unified School
   District, Tax and Revenue
   Anticipation Notes, 5% due
   08/08/01...........................   1,250,000         1,256,114
  State Pollution Control Financing
   Authority, Pollution Control
   Revenue, Chevron USA, Inc. Project,
   4.15% due 05/15/01.................     330,000           330,000
                                                           ---------
  Total Fixed Rate Bonds and Notes (cost:
    $6,449,479)                                            6,449,479
                                                           ---------
VARIABLE RATE DEMAND NOTES* - 65.55%
  Alameda County, Industrial
   Development Authority Revenue, Tool
   Family Partnership, AMT, Series A,
   4.10% due 07/01/27.................     900,000           900,000
  Chula Vista, Multi-Family Housing
   Revenue, Terra Nova Associates,
   Series A, 3.90% due 03/01/05.......   1,000,000         1,000,000
  Eastern Municipal Water District,
   Water and Sewer Revenue, COP,
   Series B, FGIC Insured, 3.90% due
   07/01/20...........................   1,000,000         1,000,000
  Educational Facilities Authority
   Revenue, Pomona College, 4.10% due
   07/01/22...........................   1,200,000         1,200,000
  Irvine Improvement Bond Act of 1915,
   District No 97-16, 3.70% due
   09/02/22...........................     200,000           200,000
  Irvine Ranch Water District, Series
   A, 4.10% due 05/01/09..............     600,000           600,000
  Lassen Municipal Utility District
   Revenue, Series A, FSA Insured,
   AMT, 4.75% due 05/01/08............     800,000           800,000
  Los Angeles, Unified School
   District, COP, Belmont Learning
   Complex, Series A, 4.20% due
   12/01/17...........................     700,000           700,000
  Los Angeles County, Housing
   Authority, Multi-Family Housing
   Revenue, Malibu Meadows Project-B,
   3.95% due 04/15/28.................   1,500,000         1,500,000
  Los Angeles County, Metropolitan
   Transportation Authority Sales Tax
   Revenue, Proposition C, Series A,
   MBIA Insured, 3.90% due 07/01/20...     200,000           200,000

Atlas California Municipal Money Fund
(continued)
--------------------------------------------------------------------
                                                            value
                                        face amount       (note 1)
                                        -----------      -----------
  Metropolitan Water District,
   Southern California Waterworks
   Revenue, Series B, 4.225% due
   07/01/27...........................  $1,000,000       $ 1,000,000
  Orange County, Apartment Development
   Revenue,
   Aliso Creek Project-B, 3.85% due
   11/1/22............................   1,800,000         1,800,000
   Capistrano Pointe-A, 4.05% due
   12/01/29...........................   1,500,000         1,500,000
  Rancho Mirage, Joint Powers
   Financing Authority, COP,
   Eisenhower Medical Center, Series
   B, MBIA Insured, 4.15% due
   07/01/22...........................   1,050,000         1,050,000
  San Bernardino County, COP, Medical
   Center Financing Project, MBIA
   Insured 4.20% due 08/01/26.........     600,000           600,000
  San Francisco, City and County
   Redevelopment Agency, Multi-Family
   Revenue, Fillmore Center Project
   B-1, 4.05% due 12/1/17.............   1,900,000         1,900,000
  San Jacinto, Unified School
   District, COP, School Facility
   Board Funding Program, FSA Insured,
   4.00% due 09/01/27.................   1,460,000         1,460,000
  San Jose, Multi-Family Mortgage
   Revenue, Somerset Park, AMT, 4.50%
   due 11/01/17.......................   1,600,000         1,600,000
  San Leandro, Multi-Family, Carlton
   Plaza Project, Series A, AMT, 4.45%
   due 10/01/27.......................   1,000,000         1,000,000
  Santa Paula, Public Financing
   Authority Lease Revenue, Water
   System Acquisition Project, 4.40%
   due 02/01/26.......................   1,600,000         1,600,000
  State Health Facilities Financing
   Authority Revenue Refunding,
   Scripps Hospital, Series B, MBIA
   Insured, 4.15% due 10/01/21........   1,000,000         1,000,000
  State Housing Finance Agency
   Revenue, Multi-Family, Series B,
   3.90% due 07/15/13.................     100,000           100,000
  Statewide Communities Development
   Authority, COP, John Muir Center,
   AMBAC Insured, 4.10% due
   08/15/27...........................     200,000           200,000
  Statewide Communities Development
   Authority, Multi-Family Revenue,
   Sunrise of Moraga, Series G, AMT,
   4.45% due 07/01/27.................   1,255,000         1,255,000
  Statewide Communities Development
   Corp. Revenue, Florestone, AMT, 5%
   due 05/01/09.......................     695,000           695,000
                                                           ---------
  Total Variable Rate Demand Notes (cost:
    $24,860,000)                                          24,860,000
                                                           ---------
TOTAL SECURITIES (COST: $37,714,479) - 99.45%             37,714,479
OTHER ASSETS AND LIABILITIES, NET - .55%                     209,426
                                                           ---------
NET ASSETS - 100.00%                                     $37,923,905
                                                           ---------
                                                           ---------

Statements of Investments in Securities and Net Assets         December 31, 2000
--------------------------------------------------------------------------------

Atlas National Municipal Money Fund
--------------------------------------------------------------------
                                                           value
                                       face amount        (note 1)
                                       -----------       ----------
TAX-EXEMPT COMMERCIAL PAPER - 7.82%
  Harris County, Texas, Combined
   General Obligation and Sub Lien,
   4.30% due 02/01/01................  $  200,000       $    200,000
  Michigan, State Building Authority,
   Series 2, 4.40% due 03/01/01......     200,000            200,000
                                                          ----------
  Total Tax-Exempt Commercial Paper (cost:
    $400,000)                                                400,000
                                                          ----------
FIXED RATE BONDS AND NOTES - 16.73%
  Edinburg, Texas, Consolidated
   Independent School District,
   General Obligation, 4.25% due
   02/15/01..........................     200,000            200,000
  Illinois, General Obligation,
   4.625% due 02/01/01...............     100,000            100,020
  Intermountain Power Agency, Utah
   Power Supply Revenue, Series E,
   5.25% due 07/01/01................     200,000            200,912
  Minnesota State Housing Finance
   Agency, Series L, Single Family
   Mortgage, 4.40% due 11/29/01......     200,000            200,000
  Onalaska, Texas, Independent School
   District, Public Schools Fund
   Guaranteed, 4.60% due 02/15/01....     155,000            155,000
                                                          ----------
  Total Fixed Rate Bonds and Notes (cost:
    $855,932)                                                855,932
                                                          ----------
VARIABLE RATE DEMAND NOTES* - 77.49%
  Alachua County, Florida, Health
   Facilities Authority, Health
   Facilities Revenue, Shands
   Teaching Hospital, Series B, 4.75%
   due 12/01/26......................     100,000            100,000
  Allegheny County, Pennsylvania,
   Hospital Development Authority,
   Presbyterian University, Series
   B1, 5% due 03/01/18...............      95,000             95,000
  Allentown, Pennsylvania, Area
   Hospital Authority Revenue, Sacred
   Heart Hospital, Series B, 5% due
   07/01/23..........................     200,000            200,000
  Arizona, Health Facilities
   Authority Revenue, Pooled Loan
   Program, 4.95% due 10/01/15.......     100,000            100,000
  Birmingham-Carraway, Alabama,
   Special Care Facilities Financing
   Authority Revenue, 4.90% due
   08/15/28..........................     100,000            100,000
  Butte-Silver Bow, Montana,
   Pollution Control Revenue,
   Rhone-Poulenc, Inc. Project, 4.90%
   due 03/01/16......................     100,000            100,000
  Duluth, Minnesota, Economic
   Development Authority Health Care
   Facilities Revenue, Miller Dwan
   Medical Center, Project J, 5% due
   06/01/19..........................     100,000            100,000
  Florida, Housing Financing Agency,
   Multi-Family Revenue Refunding,
   4.95% due 04/01/26................     200,000            200,000
  Fort Wayne, Indiana, Hospital
   Authority Revenue, Parkview
   Memorial Hospital, Series D, 4.65%
   due 01/01/16......................     200,000            200,000

Atlas National Municipal Money Fund
(continued)
--------------------------------------------------------------------
                                                           value
                                       face amount        (note 1)
                                       -----------      ------------
  Illinois, Health Facilities
   Financing Authority Revenue,
   Ingalls Memorial Hospital, Series
   C, 5% due 01/01/16................  $  200,000       $    200,000
   Rush Presbyterian, St. Luke's
   Medical Hospital, Series 89A,
   4.90% due 10/01/10................     200,000            200,000
  Indiana, Educational Facilities
   Authority Revenue, Franklin
   College, 5.05% due 10/01/19.......     200,000            200,000
  Indiana, Health Facility Authority
   Revenue, Capital Access '91, 5%
   due 08/01/06......................     100,000            100,000
  Intermountain Power Agency, Utah
   Power Supply Revenue, Series E,
   4.225% due 07/01/14...............     100,000            100,000
  Lincoln County, Wyoming, Pollution
   Control Revenue, Exxon Project B,
   4.95% due 08/01/15................     100,000            100,000
  Long Island Power Authority, New
   York Electric System Revenue,
   Series 5, 4.90% due 05/01/33......     100,000            100,000
  Louisiana, Public Facilities
   Authority Hospital Revenue
   Refunding, Willis Knighton Medical
   Project, 4.75% due 09/01/23.......     100,000            100,000
  Montana, Health Facilities
   Authority Revenue, Health Care
   Pooled Loan Program, Series A,
   FGIC Insured, 5% due 12/01/15.....     100,000            100,000
  Morgan County, Utah, Solid Waste
   Disposal Revenue, Holnam, Inc.
   Project, AMT, 5.20% due
   08/01/31..........................     100,000            100,000
  North Dakota, State Housing Finance
   Agency Revenue, Home Mortgage,
   Series D, AMT Insured, 4.45% due
   08/27/01..........................     100,000            100,000
  Purdue University, Indiana,
   Revenue,
   Student Fee, Series H, 4.95% due
     07/01/17........................     100,000            100,000
   Student Fee, Series K, 4.95% due
     07/01/20........................     100,000            100,000
  Sullivan County, Tennessee,
   Industrial Development Board,
   Pollution Control Revenue, Mead
   Corp. Project, 4.85% due
   10/01/16..........................     200,000            200,000
  Sunshine, Florida, Governmental
   Financing Commission Revenue,
   AMBAC Insured, 4.60% due
   07/01/16..........................     200,000            200,000
  University of South Florida
   Foundation, Inc., COP, 4.75% due
   01/01/29..........................     100,000            100,000
  Winston-Salem, North Carolina, COP,
   Risk Acceptance Management Corp.,
   5% due 07/01/09...................     170,000            170,000

      The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

Atlas National Municipal Money Fund
(continued)
--------------------------------------------------------------------
                                                           value
                                       face amount        (note 1)
                                       -----------        ----------
  Wisconsin, Health and Educational
   Facilities Authority Revenue,
   Wheaton Franciscan Services, 4.80%
   due 08/15/16......................  $  100,000       $    100,000
  Wisconsin, Health Facilities
   Authority Revenue,
   Franciscan Health Care, Series
   A-1, 4.90% due 01/01/16...........     200,000            200,000
   Franciscan Health Care, Series
   A-2, 4.90% due 01/01/16...........     200,000            200,000
                                                          ----------
  Total Variable Rate Demand Notes (cost:
    $3,965,000)                                            3,965,000
                                                          ----------
TOTAL SECURITIES (COST: $5,220,932) - 102.04%              5,220,932
OTHER ASSETS AND LIABILITIES, NET - (2.04)%                (104,212)
                                                          ----------
NET ASSETS - 100.00%                                      $5,116,720
                                                          ----------
                                                          ----------

Atlas U.S. Treasury Money Fund
--------------------------------------------------------------------
                                                            value
                                        face amount       (note 1)
                                        -----------      -----------
UNITED STATES TREASURY BILLS - 77.08%
  5.51% - 6.22% due
      01/04/01 - 05/17/01.............  $63,745,000      $63,146,297
                                                           ---------
  Total United States Treasury Bills (cost:
    $63,146,297)                                          63,146,297
                                                           ---------
UNITED STATES TREASURY NOTES - 14.62%
  4.50% due 01/31/01..................  12,000,000        11,981,405
                                                           ---------
  Total United States Treasury Notes (cost:
    $11,981,405)                                          11,981,405
                                                           ---------
TOTAL SECURITIES (COST: $75,127,702) - 91.70%             75,127,702
OTHER ASSETS AND LIABILITIES, NET - 8.30%                  6,797,438
                                                           ---------
NET ASSETS - 100.00%                                     $81,925,140
                                                           ---------
                                                           ---------

Statements of Investments in Securities and Net Assets         December 31, 2000
--------------------------------------------------------------------------------

* Variable rate demand notes are tax-exempt obligations which contain a floating or variable interest rate adjustment formula (computed daily or weekly) and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon short notice prior to specified dates. The interest rate may change on specified dates in relationship with changes in a designated rate (such as the prime interest or U.S. Treasury Bill rates).
(a) Restricted securities which are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2000, the value of these securities amounted to $1,785,479 or 3.88% of net assets in the Balanced Fund, $5,670,000 or 1.25% of net assets in the Growth and Income Fund, and $7,174,908 or 9.25% of net assets in the Strategic Income Fund.
(b) Non-income producing security.
(c) Represents the current interest rate for a variable rate security.
(d) Denotes a step bond: a zero coupon bond that converts to a fixed rate of interest at a designated future date.
(e) Represents the current interest rate for an increasing rate security.
(f) Identifies issues considered to be illiquid - See Note 10 to Financial Statements.
(g) Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed-income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs).
(h) Interest or dividend is paid in kind.
(i) Units may be comprised of several components, such as debt and equity and/or warrants to purchase equity at some point in the future. For units which represent debt securities, face amount disclosed represents total underlying principal.
(j) Face amount is reported in U.S. Dollars, except for those denoted in the following currencies:

    ARP - Argentine Peso           GRD - Greek Drachma
    CAD - Canadian Dollar          JPY - Japanese Yen
    DEM - German Deutsche Mark     MXP - Mexican Nuevo Peso
    EUR - Euro                     NOK - Norwegian Krone
    FRF - French Franc             RUR - Russian Ruble
    GBP - British Pound Sterling

(k) Securities with an aggregate market value of $229,594 are held in collateralized accounts to cover initial margin requirements on open futures purchases and sales contracts. See Note 8 of Notes to Financial Statements.
(l) A sufficient amount of securities has been designated to cover outstanding forward currency exchange contracts. See Note 7 of Notes to Financial Statements.
(m) For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.
(n) Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity.
(o) A sufficient amount of securities has been designated to cover outstanding written call options, as follows:

                                                             NUMBER OF
                                                              OPTIONS         EXPIRATION   EXERCISE       PREMIUM    MARKET VALUE
                                                        SUBJECT TO CALL/PUT      DATE       PRICE         RECEIVED    SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------------
Strategic Income Fund:
-------------------
Argentina (Republic of) Bonds, 11.375% due 2/12/01
  Call Option                                                 1,000             2/12/01    $ 84.50        $ 3,100      $ 5,658
Argentina (Republic of) Bonds, 11.375% due 2/12/01 Put
  Option                                                      1,000             2/12/01    $ 84.50          4,400          369
United Mexican States Bonds, 11.50% due 2/13/01 Put
  Option (f)                                                  1,600             2/13/01    $122.00          7,280        4,379
Euro Dollar Put Option                                        4,000             1/24/01    $105.00            315          101
Euro Dollar Put Option                                        4,000             1/24/01    $105.50            526          191
                                                                                                          -----------------------
                                                                                                          $15,621      $10,698
                                                                                                          -----------------------
                                                                                                          -----------------------

ADR = American Depositary Receipt
AMBAC = AMBAC Indemnity Corporation
AMT = Alternative Minimum Tax
COP = Certificate of Participation
FGIC = Financial Guarantee Insurance Corporation
FSA = Financial Security Assurance Inc.
GDR = Global Depositary Receipt
MBIA = Municipal Bond Investors Assurance

      The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                    (This page is intentionally left blank)

Statements of Assets and Liabilities                           December 31, 2000
--------------------------------------------------------------------------------

                                         Stock Funds
                                         --------------------------------------------------------------------------------------
                                                            Emerging            Global           Growth and          S&P 500
                                          Balanced           Growth             Growth             Income             Index
                                            Fund              Fund               Fund               Fund               Fund
                                         --------------------------------------------------------------------------------------
ASSETS:
  Investment in securities, at
    identified cost..................    $59,231,563       $23,975,264       $118,568,556       $384,398,613       $ 10,095,400
                                           ---------         ---------         ----------         ----------         ----------
                                           ---------         ---------         ----------         ----------         ----------
  Investment in securities, at
    value............................    $55,945,494       $25,998,661       $135,001,416       $454,483,480       $  9,462,317*
  Cash...............................              0                 0            112,067              2,625                  0
  Receivables:
    Securities sold..................         83,810           278,309             55,679          1,239,354                  0
    Fund's shares sold...............         19,761            14,414            202,712            514,334             76,528
    Interest and dividends...........        202,720             1,680            145,725            679,180                  0
    Other............................          3,279                 0                297             41,409                  0
  Unrealized appreciation on forward
    foreign exchange currency
    contracts (Note 7)...............              0                 0                119                  0                  0
  Variation margin on futures
    contracts........................              0                 0                  0                  0                  0
                                           ---------         ---------         ----------         ----------         ----------
  Total assets.......................     56,255,064        26,293,064        135,518,015        456,960,382          9,538,845
                                           ---------         ---------         ----------         ----------         ----------
LIABILITIES:
  Payables for:
    Securities purchased.............     10,125,354           294,675            261,509            877,626                  0
    Fund's shares redeemed...........         82,161            10,838             55,455            257,811             16,297
    Dividends........................         14,240                 0             76,359            679,585                627
  Accrued expenses...................         67,501            48,155            195,213            599,264              5,626
  Options written, at value (premiums
    received $15,621)................              0                 0                  0                  0                  0
                                           ---------         ---------         ----------         ----------         ----------
  Total liabilities..................     10,289,256           353,668            588,536          2,414,286             22,550
                                           ---------         ---------         ----------         ----------         ----------
NET ASSETS...........................    $45,965,808       $25,939,396       $134,929,479       $454,546,096       $  9,516,295
                                           ---------         ---------         ----------         ----------         ----------
                                           ---------         ---------         ----------         ----------         ----------
NET ASSETS CONSIST OF:
  Net unrealized appreciation
    (depreciation)...................    $(3,286,069)      $ 2,023,397       $ 16,432,793       $ 70,084,867       $   (633,083)
  Accumulated net realized (loss)....     (2,156,030)       (3,619,428)        (1,304,791)          (267,100)           (18,113)
  Undistributed net investment income
    (loss)...........................              0                 0            (18,802)                 0               (255)
  Paid in capital....................     51,407,907        27,535,427        119,820,279        384,728,329         10,167,746
                                           ---------         ---------         ----------         ----------         ----------
NET ASSETS...........................    $45,965,808       $25,939,396       $134,929,479       $454,546,096       $  9,516,295
                                           ---------         ---------         ----------         ----------         ----------
                                           ---------         ---------         ----------         ----------         ----------
NET ASSET VALUE PER SHARE:
  Class A
    Net Assets.......................    $45,965,808       $25,939,396       $134,929,479       $454,546,096       $  9,516,295
    Shares outstanding...............      3,970,777         1,787,950          7,218,575         19,400,835          1,066,499
    Net asset value per share and
    maximum offering price...........    $     11.58       $     14.51       $      18.69       $      23.43       $       8.92
CAPITAL SHARES AUTHORIZED:...........     20,000,000        15,000,000         25,000,000         45,000,000         25,000,000
                                           ---------         ---------         ----------         ----------         ----------
                                           ---------         ---------         ----------         ----------         ----------

                                       Stock Funds
                                       ------------
                                        Strategic
                                          Growth
                                           Fund
                                       ------------
ASSETS:
  Investment in securities, at
    identified cost..................  $148,813,234
                                         ----------
                                         ----------
  Investment in securities, at
    value............................  $150,721,573
  Cash...............................     5,004,817
  Receivables:
    Securities sold..................             0
    Fund's shares sold...............       411,075
    Interest and dividends...........        58,720
    Other............................             0
  Unrealized appreciation on forward
    foreign exchange currency
    contracts (Note 7)...............             0
  Variation margin on futures
    contracts........................             0
                                         ----------
  Total assets.......................   156,196,185
                                         ----------
LIABILITIES:
  Payables for:
    Securities purchased.............             0
    Fund's shares redeemed...........        48,570
    Dividends........................        19,122
  Accrued expenses...................       233,007
  Options written, at value (premiums
    received $15,621)................             0
                                         ----------
  Total liabilities..................       300,699
                                         ----------
NET ASSETS...........................  $155,895,486
                                         ----------
                                         ----------
NET ASSETS CONSIST OF:
  Net unrealized appreciation
    (depreciation)...................  $  1,908,339
  Accumulated net realized (loss)....    (1,575,737)
  Undistributed net investment income
    (loss)...........................             0
  Paid in capital....................   155,562,884
                                         ----------
NET ASSETS...........................  $155,895,486
                                         ----------
                                         ----------
NET ASSET VALUE PER SHARE:
  Class A
    Net Assets.......................  $155,895,486
    Shares outstanding...............     8,504,131
    Net asset value per share and
    maximum offering price...........  $      18.33
CAPITAL SHARES AUTHORIZED:...........    35,000,000
                                         ----------
                                         ----------

* Investment in Master Investment Portfolio (Note 1)

      The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

Bond Funds                                                   Money Funds
-------------------------------------------------------------------------------------------------------
 California     National      Strategic    U.S. Government    California     National
 Municipal      Municipal      Income       and Mortgage      Municipal      Municipal    U.S. Treasury
 Bond Fund      Bond Fund       Fund       Securities Fund    Money Fund    Money Fund     Money Fund
-------------------------------------------------------------------------------------------------------
 199,744,170
$              $50,655,633   $86,470,571    $179,324,569     $ 37,714,479   $5,220,932    $ 75,127,702
  ----------     ---------     ---------    ------------       ----------   ----------     -----------
  ----------     ---------     ---------    ------------       ----------   ----------     -----------
$211,083,609   $53,144,322   $79,465,263    $178,739,901     $ 37,714,479   $5,220,932    $ 75,127,702
      13,328        64,557         1,700          11,782           70,604        5,923          79,099
           0             0             0               0                0            0      15,345,000
     181,986         8,000        60,036         200,131           19,865            0         873,203
   3,564,798       807,143     1,609,166       1,061,895          246,365       41,405         618,935
          33         1,121            25          40,759                0            0               0
           0             0        29,034               0                0            0               0
           0             0         4,018               0                0            0               0
  ----------     ---------     ---------    ------------       ----------   ----------     -----------
 214,843,754    54,025,143    81,169,242     180,054,468       38,051,313    5,268,260      92,043,939
  ----------     ---------     ---------    ------------       ----------   ----------     -----------
     984,500             0     3,123,854               0                0            0       9,863,834
      34,590         2,580        24,432          47,895          102,314      147,676         193,379
     258,048        54,796       323,516         316,755            4,408          618          15,243
     246,995        66,536       118,261         228,051           20,686        3,246          46,343
           0             0        10,698               0                0            0               0
  ----------     ---------     ---------    ------------       ----------   ----------     -----------
   1,524,133       123,912     3,600,761         592,701          127,408      151,540      10,118,799
  ----------     ---------     ---------    ------------       ----------   ----------     -----------
$213,319,621   $53,901,231   $77,568,481    $179,461,767     $ 37,923,905   $5,116,720    $ 81,925,140
  ----------     ---------     ---------    ------------       ----------   ----------     -----------
  ----------     ---------     ---------    ------------       ----------   ----------     -----------
  11,339,439
$              $ 2,488,689   $(6,830,522)   $   (584,668)    $          0   $        0    $          0
    (693,952)     (921,049)   (2,452,381)    (16,994,387)             (85)        (377)        (28,811)
           0             0       (29,504)         85,601                0            0               0
 202,674,134    52,333,591    86,880,888     196,955,221       37,923,990    5,117,097      81,953,951
  ----------     ---------     ---------    ------------       ----------   ----------     -----------
$213,319,621   $53,901,231   $77,568,481    $179,461,767     $ 37,923,905   $5,116,720    $ 81,925,140
  ----------     ---------     ---------    ------------       ----------   ----------     -----------
  ----------     ---------     ---------    ------------       ----------   ----------     -----------
$213,319,621   $53,901,231   $77,568,481    $179,461,767     $ 37,923,905   $5,116,720    $ 81,925,140
  18,929,653     4,843,689    17,741,454      18,038,379       37,923,990    5,117,097      81,953,969
$      11.27   $     11.13   $      4.37    $       9.95     $       1.00   $     1.00    $       1.00
  75,000,000    45,000,000    50,000,000      75,000,000      325,000,000   95,000,000     125,000,000
  ----------     ---------     ---------    ------------       ----------   ----------     -----------
  ----------     ---------     ---------    ------------       ----------   ----------     -----------

Statements of Operations                    For the year ended December 31, 2000
--------------------------------------------------------------------------------

                            Stock Funds
                            -----------------------------------------------------------------------------------------------------
                                               Emerging           Global           Growth and         S&P 500         Strategic
                             Balanced           Growth            Growth             Income            Index            Growth
                               Fund              Fund              Fund               Fund            Fund(1)            Fund
                            -----------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Income:
    Interest..............  $ 1,348,414       $   221,908       $   611,818       $  5,547,550       $   2,044       $  1,874,605
    Dividends.............      563,370             4,439         1,269,396          3,666,204          22,548            169,608
                              ---------         ---------         ---------         ----------         -------         ----------
  Total income............    1,911,784           226,347         1,881,214          9,213,754          24,592          2,044,213
                              ---------         ---------         ---------         ----------         -------         ----------
  Expenses:
    Management fees.......      404,651           217,927           992,202          2,994,944           4,807          1,090,898
    Distribution fees:
      Class A.............      133,625            64,477           297,477          1,166,481           4,807            384,725
      Class B.............       32,389            10,749            50,019            125,839              NA             83,577
    Transfer agency fees
      and expenses........       87,477            74,476           174,568            415,026           8,123            204,743
    Custodian fees and
      expenses............       35,863            58,184           152,840            196,172           3,398             71,700
    Directors' fees.......        2,356             1,103             5,070             19,538              77              6,648
    Registration fees.....        7,902             7,375            10,292             22,599           7,214             13,616
    Accounting and legal
      fees................       17,830            17,311            18,502             23,355          16,662             18,971
    Reports to
      shareholders........       10,815             9,098            22,873             60,786             653             27,119
    Advisory fee to BGFA
      (Note 5)............           NA                NA                NA                 NA             977                 NA
    Other.................        2,705             1,105             5,314             19,532           4,625              7,147
                              ---------         ---------         ---------         ----------         -------         ----------
      Total expenses......      735,613           461,805         1,729,157          5,044,272          51,343          1,909,144
    Management fees
      waived:
      Class A.............            0                 0                 0                  0          (4,807)                 0
      Class B.............            0                 0                 0                  0              NA                  0
    Distribution fees
      waived:
      Class A.............            0           (23,710)                0                  0               0                  0
      Class B.............            0                 0                 0                  0              NA                  0
    Expense reimbursement:
      Class A.............            0                 0                 0                  0         (36,921)                 0
      Class B.............       (6,426)           (7,123)           (2,399)            (2,109)             NA               (455)
                              ---------         ---------         ---------         ----------         -------         ----------
  Net expenses............      729,187           430,972         1,726,758          5,042,163           9,615          1,908,689
                              ---------         ---------         ---------         ----------         -------         ----------
  Net investment income
  (loss)..................    1,182,597          (204,625)          154,456          4,171,591          14,977            135,524
                              ---------         ---------         ---------         ----------         -------         ----------
REALIZED AND UNREALIZED
GAIN (LOSS):
  Net realized gain (loss)
    on:
    Investments (net of
    premiums on options
    exercised)............   (2,156,030)       (3,590,257)        6,978,822         29,685,950         (18,113)           194,764
    Closing of futures
    contracts.............            0                 0                 0                  0               0                  0
    Closing and expiration
    of options written....            0                 0                 0                  0               0                  0
    Foreign currency
    transactions..........         (308)              599          (158,136)                 0               0                  0
                              ---------         ---------         ---------         ----------         -------         ----------
  Net realized gain
  (loss)..................   (2,156,338)       (3,589,658)        6,820,686         29,685,950         (18,113)           194,764
                              ---------         ---------         ---------         ----------         -------         ----------
  Net change in unrealized
  appreciation
  (depreciation) on:
    Investments...........   (4,286,230)       (4,159,506)       (6,810,242)       (59,353,222)       (637,131)       (24,160,909)
    Futures, options
    written and foreign
    currencies............            0                 0            (4,232)                 0           4,048                  0
                              ---------         ---------         ---------         ----------         -------         ----------
  Net change in unrealized
  appreciation
  (depreciation)..........   (4,286,230)       (4,159,506)       (6,814,474)       (59,353,222)       (633,083)       (24,160,909)
                              ---------         ---------         ---------         ----------         -------         ----------
  Net realized and
  unrealized gain
  (loss)..................   (6,442,568)       (7,749,164)            6,212        (29,667,272)       (651,196)       (23,966,145)
                              ---------         ---------         ---------         ----------         -------         ----------
  Net increase (decrease)
  in net assets resulting
  from operations.........  $(5,259,971)      $(7,953,789)      $   160,668       $(25,495,681)      $(636,219)      $(23,830,621)
                              ---------         ---------         ---------         ----------         -------         ----------
                              ---------         ---------         ---------         ----------         -------         ----------

(1) For the period August 16, 2000 (commencement of operations) to December 31, 2000.

      The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

Bond Funds                                                  Money Funds
---------------------------------------------------------------------------------------------------
California       National    Strategic    U.S. Government   California    National
 Municipal      Municipal      Income      and Mortgage     Municipal    Municipal    U.S. Treasury
 Bond Fund      Bond Fund       Fund      Securities Fund   Money Fund   Money Fund    Money Fund
---------------------------------------------------------------------------------------------------
$11,386,023     $3,058,701   $7,375,033     $13,410,545     $1,427,085    $207,626     $3,865,855
          0              0      116,039               0              0           0              0
  ---------       --------     --------     -----------       --------    --------     ----------
 11,386,023      3,058,701    7,491,072      13,410,545      1,427,085     207,626      3,865,855
  ---------       --------     --------     -----------       --------    --------     ----------
  1,101,709        287,162      559,987       1,010,380        197,349      24,698        325,638
    491,858        127,556      177,681         452,060         98,674      12,349        161,903
     26,523          8,834       26,684          21,418             NA          NA          2,715
    113,413         46,837       91,584         197,372         25,496       6,830        113,680
     99,744         39,595      141,447         168,251         27,246       8,517         30,857
      8,101          2,115        3,025           7,447          1,591         199          2,622
      7,147          7,694        8,951          12,145          1,551       5,925          8,100
     19,564         17,642       25,803          19,481         16,211      15,748         17,658
     11,131          3,885        8,133          19,558          2,524         598          9,843
         NA             NA           NA              NA             NA          NA             NA
      7,519          2,256        3,179           7,362          1,531         198          2,392
  ---------       --------     --------     -----------       --------    --------     ----------
  1,886,709        543,576    1,046,474       1,915,474        372,173      75,062        675,408
          0              0            0               0        (24,840)    (24,470)       (57,973)
          0              0            0               0             NA          NA           (375)
          0              0            0               0        (98,674)    (12,349)      (161,903)
          0              0            0               0             NA          NA              0
          0              0            0               0              0      (3,171)             0
     (9,625)        (9,588)      (8,619)         (9,206)            NA          NA         (9,572)
  ---------       --------     --------     -----------       --------    --------     ----------
  1,877,084        533,988    1,037,855       1,906,268        248,659      35,072        445,585
  ---------       --------     --------     -----------       --------    --------     ----------
  9,508,939      2,524,713    6,453,217      11,504,277      1,178,426     172,554      3,420,270
  ---------       --------     --------     -----------       --------    --------     ----------
   (154,953)      (130,188)  (2,666,076)     (1,550,886)             0           0         (3,577)
          0              0      184,297               0              0           0              0
          0              0       70,468               0              0           0              0
          0              0     (130,504)              0              0           0              0
  ---------       --------     --------     -----------       --------    --------     ----------
   (154,953)      (130,188)  (2,541,815)     (1,550,886)             0           0         (3,577)
  ---------       --------     --------     -----------       --------    --------     ----------
 14,773,714      3,123,098   (2,588,672)      7,579,487              0           0              0
          0              0      193,818               0              0           0              0
  ---------       --------     --------     -----------       --------    --------     ----------
 14,773,714      3,123,098   (2,394,854)      7,579,487              0           0              0
  ---------       --------     --------     -----------       --------    --------     ----------
 14,618,761      2,992,910   (4,936,669)      6,028,601              0           0         (3,577)
  ---------       --------     --------     -----------       --------    --------     ----------
$24,127,700     $5,517,623   $1,516,548     $17,532,878     $1,178,426    $172,554     $3,416,693
  ---------       --------     --------     -----------       --------    --------     ----------
  ---------       --------     --------     -----------       --------    --------     ----------

Statements of Changes in Net Assets               For the year ended December 31
--------------------------------------------------------------------------------

                                              Stock Funds
                                              ----------------------------------------------------------------
                                              Balanced Fund                       Emerging Growth Fund
                                              ----------------------------------------------------------------
                                                  2000              1999             2000             1999
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
  Net investment income (loss)..........      $  1,182,597      $  3,075,700      $  (204,625)     $  (184,217)
  Net realized gain (loss) on
  investments and foreign currency......        (2,156,338)        1,799,082       (3,589,658)       2,405,133
  Net change in unrealized appreciation
  (depreciation) on investments and
  foreign currency......................        (4,286,230)       (9,760,436)      (4,159,506)       3,566,759
                                                ----------        ----------        ---------        ---------
  Net increase (decrease) in net assets
  resulting from operations.............        (5,259,971)       (4,885,654)      (7,953,789)       5,787,675
                                                ----------        ----------        ---------        ---------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income:
    Class A.............................        (1,127,500)       (2,814,255)               0                0
    Class B.............................           (57,872)         (261,528)               0                0
  Tax return of capital:
    Class A.............................                 0                 0                0                0
    Class B.............................                 0                 0                0                0
  From net realized gain:
    Class A.............................                 0        (1,622,901)               0         (829,220)
    Class B.............................                 0          (175,980)               0          (84,428)
  In excess of net realized gain on
  investments:
    Class A.............................                 0                 0                0                0
    Class B.............................                 0                 0                0                0
                                                ----------        ----------        ---------        ---------
  Total distributions:
    Class A.............................        (1,127,500)       (4,437,156)               0         (829,220)
    Class B.............................           (57,872)         (437,508)               0          (84,428)
                                                ----------        ----------        ---------        ---------
CAPITAL SHARE TRANSACTIONS:
  Net proceeds from sales of shares:
    Class A.............................         6,916,038        22,687,245       16,670,993        3,679,935
    Conversion from Class B to Class A
    (Note 1)............................         5,241,767                NA        1,890,663               NA
    Class B.............................            63,674           240,048          391,970          104,260
  Reinvestment of distributions:
    Class A.............................         1,073,429         4,281,806                0          731,653
    Class B.............................            51,819           404,505                0           83,628
  Cost of shares redeemed:
    Class A.............................       (34,342,630)      (33,217,461)      (4,497,478)      (6,043,303)
    Class B.............................        (2,618,984)       (1,937,618)        (186,771)        (732,436)
    Conversion from Class B to Class A
    (Note 1)............................        (5,241,767)               NA       (1,890,663)              NA
                                                ----------        ----------        ---------        ---------
  Net increase (decrease) in net assets
  resulting from capital share
  transactions:
    Class A.............................       (21,111,396)       (6,248,410)      14,064,178       (1,631,715)
    Class B.............................        (7,745,258)       (1,293,065)      (1,685,464)        (544,548)
                                                ----------        ----------        ---------        ---------
  Net increase (decrease) in net
  assets................................       (35,301,997)      (17,301,793)       4,424,925        2,697,764
NET ASSETS:
  Beginning of period...................        81,267,805        98,569,598       21,514,471       18,816,707
                                                ----------        ----------        ---------        ---------
  End of period.........................      $ 45,965,808      $ 81,267,805      $25,939,396      $21,514,471
                                                ----------        ----------        ---------        ---------
                                                ----------        ----------        ---------        ---------

                                          Stock Funds
                                          -------------------------------------
                                          Global Growth Fund
                                          -------------------------------------
                                              2000              1999
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
  Net investment income (loss)..........  $    154,456      $     67,067
  Net realized gain (loss) on
  investments and foreign currency......     6,820,686        12,014,812
  Net change in unrealized appreciation
  (depreciation) on investments and
  foreign currency......................    (6,814,474)       14,154,268
                                            ----------        ----------
  Net increase (decrease) in net assets
  resulting from operations.............       160,668        26,236,147
                                            ----------        ----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income:
    Class A.............................       (16,462)                0
    Class B.............................             0                 0
  Tax return of capital:
    Class A.............................             0                 0
    Class B.............................             0                 0
  From net realized gain:
    Class A.............................    (6,247,698)      (10,542,628)
    Class B.............................             0        (1,298,105)
  In excess of net realized gain on
  investments:
    Class A.............................    (1,981,555)                0
    Class B.............................             0                 0
                                            ----------        ----------
  Total distributions:
    Class A.............................    (8,245,715)      (10,542,628)
    Class B.............................             0        (1,298,105)
                                            ----------        ----------
CAPITAL SHARE TRANSACTIONS:
  Net proceeds from sales of shares:
    Class A.............................    74,586,275        18,101,415
    Conversion from Class B to Class A
    (Note 1)............................     9,252,645                NA
    Class B.............................     1,007,359           259,545
  Reinvestment of distributions:
    Class A.............................     8,154,342        10,476,846
    Class B.............................             0         1,286,005
  Cost of shares redeemed:
    Class A.............................   (18,714,416)       (7,472,646)
    Class B.............................      (753,729)         (877,257)
    Conversion from Class B to Class A
    (Note 1)............................    (9,252,645)               NA
                                            ----------        ----------
  Net increase (decrease) in net assets
  resulting from capital share
  transactions:
    Class A.............................    73,278,846        21,105,615
    Class B.............................    (8,999,015)          668,293
                                            ----------        ----------
  Net increase (decrease) in net
  assets................................    56,194,784        36,169,322
NET ASSETS:
  Beginning of period...................    78,734,695        42,565,373
                                            ----------        ----------
  End of period.........................  $134,929,479      $ 78,734,695
                                            ----------        ----------
                                            ----------        ----------

(1) For the period August 16, 2000 (commencement of operations) to December 31, 2000.

      The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                              Bond Funds
    -----------------------------------------------------------------------------------------------------
                                  S&P 500                                     California Municipal Bond
    Growth and Income Fund        Index Fund    Strategic Growth Fund         Fund
    -----------------------------------------------------------------------------------------------------
        2000           1999         2000(1)         2000           1999           2000           1999
    $  4,171,591   $  1,858,878   $    14,977   $    135,524   $   (113,721)  $  9,508,939   $  9,964,390
      29,685,950     35,003,101       (18,113)       194,764     17,416,509       (154,953)      (538,999)
     (59,353,222)    61,597,860      (633,083)   (24,160,909)    15,342,472     14,773,714    (19,330,414)
      ----------     ----------     ---------     ----------     ----------     ----------     ----------
     (25,495,681)    98,459,839      (636,219)   (23,830,621)    32,645,260     24,127,700     (9,905,023)
      ----------     ----------     ---------     ----------     ----------     ----------     ----------
      (4,133,425)    (1,834,528)      (15,232)      (135,423)             0     (9,356,467)    (9,665,400)
         (41,033)       (24,044)           NA              0              0       (154,117)      (298,990)
               0              0             0              0              0              0              0
               0              0            NA              0              0              0              0
     (29,748,977)   (32,874,252)            0       (257,911)   (14,687,199)             0              0
               0     (1,893,994)           NA              0     (2,129,426)             0              0
        (346,513)             0             0     (1,459,251)             0              0              0
               0              0            NA              0              0              0              0
      ----------     ----------     ---------     ----------     ----------     ----------     ----------
     (34,228,915)   (34,708,780)      (15,232)    (1,852,585)   (14,687,199)    (9,356,467)    (9,665,400)
         (41,033)    (1,918,038)           NA              0     (2,129,426)      (154,117)      (298,990)
      ----------     ----------     ---------     ----------     ----------     ----------     ----------
     103,802,628    107,995,479    10,450,179     82,252,798     18,311,954     23,997,940     35,340,518
      23,011,078             NA            NA     15,572,659             NA      4,303,734             NA
       1,424,308      1,724,617            NA      1,228,865        203,019        294,440        534,455
      33,481,807     34,076,335        14,604      1,818,323     14,549,718      6,278,018      6,730,296
          40,002      1,850,779            NA              0      2,107,751         89,220        201,703
     (54,380,221)   (37,741,015)     (297,037)   (17,665,655)   (17,735,288)   (34,054,347)   (36,399,218)
      (4,248,877)    (5,103,625)           NA     (3,042,284)    (2,532,213)    (2,158,660)    (2,202,981)
     (23,011,078)            NA            NA    (15,572,659)            NA     (4,303,734)            NA
      ----------     ----------     ---------     ----------     ----------     ----------     ----------
     105,915,292    104,330,799    10,167,746     81,978,125     15,126,384        525,345      5,671,596
     (25,795,645)    (1,528,229)           NA    (17,386,078)      (221,443)    (6,078,734)    (1,466,823)
      ----------     ----------     ---------     ----------     ----------     ----------     ----------
      20,354,018    164,635,591     9,516,295     38,908,841     30,733,576      9,063,727    (15,664,640)
     434,192,078    269,556,487             0    116,986,645     86,253,069    204,255,894    219,920,534
      ----------     ----------     ---------     ----------     ----------     ----------     ----------
    $454,546,096   $434,192,078   $ 9,516,295   $155,895,486   $116,986,645   $213,319,621   $204,255,894
      ----------     ----------     ---------     ----------     ----------     ----------     ----------
      ----------     ----------     ---------     ----------     ----------     ----------     ----------

     Bond Funds
     -------------------------------
     National Municipal Bond
     Fund
     -------------------------------
         2000           1999
     $  2,524,713   $  2,882,012
         (130,188)      (786,965)
        3,123,098     (5,186,159)
       ----------     ----------
        5,517,623     (3,091,112)
       ----------     ----------
       (2,472,575)    (2,764,990)
          (52,168)      (117,022)
                0              0
                0              0
                0              0
                0              0
                0              0
                0              0
       ----------     ----------
       (2,472,575)    (2,764,990)
          (52,168)      (117,022)
       ----------     ----------
        5,372,948      7,263,711
        1,480,368             NA
           97,755         67,933
        1,796,364      2,065,907
           42,818        104,652
      (11,990,867)   (11,885,385)
         (864,498)      (991,406)
       (1,480,368)            NA
       ----------     ----------
       (3,341,187)    (2,555,767)
       (2,204,293)      (818,821)
       ----------     ----------
       (2,552,600)    (9,347,712)
       56,453,831     65,801,543
       ----------     ----------
     $ 53,901,231   $ 56,453,831
       ----------     ----------
       ----------     ----------

Statements of Changes in Net Assets               For the year ended December 31
--------------------------------------------------------------------------------

                                                 Bond Funds
                                                 ------------------------------------------------------------------
                                                                                     U.S. Government and
                                                 Strategic Income Fund               Mortgage Securities Fund
                                                 ------------------------------------------------------------------
                                                     2000              1999              2000              1999
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
  Net investment income (loss).............      $  6,453,217      $  5,917,030      $ 11,504,277      $ 13,470,170
  Net realized gain (loss) on investments
  and foreign currency.....................        (2,541,815)       (1,920,369)       (1,550,886)         (432,240)
  Net change in unrealized appreciation
  (depreciation) on investments and foreign
  currency.................................        (2,394,854)       (2,644,272)        7,579,487       (12,262,709)
                                                   ----------        ----------        ----------        ----------
  Net increase in net assets resulting from
  operations...............................         1,516,548         1,352,389        17,532,878           775,221
                                                   ----------        ----------        ----------        ----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income:
    Class A................................        (4,302,103)       (5,282,299)      (11,338,584)      (13,135,424)
    Class B................................          (203,509)         (448,447)         (167,571)         (334,746)
  Tax return of capital:
    Class A................................        (1,862,476)         (116,459)                0                 0
    Class B................................           (88,050)           (9,885)                0                 0
  From net realized gain:
    Class A................................                 0                 0                 0                 0
    Class B................................                 0                 0                 0                 0
  In excess of net realized gain on
  investments:
    Class A................................                 0                 0                 0                 0
    Class B................................                 0                 0                 0                 0
                                                   ----------        ----------        ----------        ----------
  Total distributions:
    Class A................................        (6,164,579)       (5,398,758)      (11,338,584)      (13,135,424)
    Class B................................          (291,559)         (458,332)         (167,571)         (334,746)
                                                   ----------        ----------        ----------        ----------
CAPITAL SHARE TRANSACTIONS:
  Net proceeds from sales of shares:
    Class A................................        32,248,601        26,590,070        16,434,684        53,886,742
    Conversion from Class B to Class A
      (Note 1).............................         4,705,683                NA         3,519,237                NA
    Class B................................           191,703           171,454            93,133           201,667
  Reinvestment of distributions:
    Class A................................         2,563,788         2,630,076         7,239,493         8,538,321
    Class B................................           136,699           252,032           103,497           233,826
  Cost of shares redeemed:
    Class A................................       (24,404,313)      (24,271,854)      (56,697,017)      (63,452,218)
    Class B................................          (731,863)       (1,943,379)       (1,487,457)       (2,112,512)
    Conversion from Class B to Class A
      (Note 1).............................        (4,705,683)               NA        (3,519,237)               NA
                                                   ----------        ----------        ----------        ----------
  Net increase (decrease) in net assets
  resulting from capital share
  transactions:
    Class A                                        15,113,759         4,948,292       (29,503,603)       (1,027,155)
    Class B................................        (5,109,144)       (1,519,893)       (4,810,064)       (1,677,019)
                                                   ----------        ----------        ----------        ----------
  Net increase (decrease) in net assets....         5,065,025        (1,076,302)      (28,286,944)      (15,399,123)
NET ASSETS:
  Beginning of period......................        72,503,456        73,579,758       207,748,711       223,147,834
                                                   ----------        ----------        ----------        ----------
  End of period............................      $ 77,568,481      $ 72,503,456      $179,461,767      $207,748,711
                                                   ----------        ----------        ----------        ----------
                                                   ----------        ----------        ----------        ----------

                                             Money Funds
                                             ------------------------------
                                             California Municipal
                                             Money Fund
                                             ------------------------------
                                                 2000              1999
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
  Net investment income (loss).............  $  1,178,426      $    943,575
  Net realized gain (loss) on investments
  and foreign currency.....................             0                 0
  Net change in unrealized appreciation
  (depreciation) on investments and foreign
  currency.................................             0                 0
                                               ----------        ----------
  Net increase in net assets resulting from
  operations...............................     1,178,426           943,575
                                               ----------        ----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income:
    Class A................................    (1,178,426)         (943,575)
    Class B................................            NA                NA
  Tax return of capital:
    Class A................................             0                 0
    Class B................................            NA                NA
  From net realized gain:
    Class A................................             0                 0
    Class B................................            NA                NA
  In excess of net realized gain on
  investments:
    Class A................................             0                 0
    Class B................................            NA                NA
                                               ----------        ----------
  Total distributions:
    Class A................................    (1,178,426)         (943,575)
    Class B................................            NA                NA
                                               ----------        ----------
CAPITAL SHARE TRANSACTIONS:
  Net proceeds from sales of shares:
    Class A................................    24,649,144        27,193,098
    Conversion from Class B to Class A
      (Note 1).............................            NA                NA
    Class B................................            NA                NA
  Reinvestment of distributions:
    Class A................................     1,115,272           905,689
    Class B................................            NA                NA
  Cost of shares redeemed:
    Class A................................   (27,157,007)      (29,265,777)
    Class B................................            NA                NA
    Conversion from Class B to Class A
      (Note 1).............................            NA                NA
                                               ----------        ----------
  Net increase (decrease) in net assets
  resulting from capital share
  transactions:
    Class A                                    (1,392,591)       (1,166,990)
    Class B................................            NA                NA
                                               ----------        ----------
  Net increase (decrease) in net assets....    (1,392,591)       (1,166,990)
NET ASSETS:
  Beginning of period......................    39,316,496        40,483,486
                                               ----------        ----------
  End of period............................  $ 37,923,905      $ 39,316,496
                                               ----------        ----------
                                               ----------        ----------

      The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

            -------------------------------------------------------------------
            National Municipal
            Money Fund                           U.S. Treasury Money Fund
            -------------------------------------------------------------------
               2000             1999                 2000              1999
            $   172,554      $   141,402         $  3,420,270      $  2,206,390
                      0                0               (3,577)           (1,108)
                      0                0                    0                 0
              ---------        ---------           ----------        ----------
                172,554          141,402            3,416,693         2,205,282
              ---------        ---------           ----------        ----------
               (172,554)        (141,402)          (3,404,436)       (2,187,656)
                     NA               NA              (15,834)          (18,734)
                      0                0                    0                 0
                     NA               NA                    0                 0
                      0                0                    0                 0
                     NA               NA                    0                 0
                      0                0                    0                 0
                     NA               NA                    0                 0
              ---------        ---------           ----------        ----------
               (172,554)        (141,402)          (3,404,436)       (2,187,656)
                     NA               NA              (15,834)          (18,734)
              ---------        ---------           ----------        ----------
              4,213,320        3,134,507           97,387,788        43,976,388
                     NA               NA              408,926                NA
                     NA               NA              704,762           634,612
                164,551          135,153            3,220,371         2,076,614
                     NA               NA               13,612            18,729
             (3,766,239)      (4,229,068)         (74,980,294)      (48,346,071)
                     NA               NA             (838,471)         (665,542)
                     NA               NA             (408,926)               NA
              ---------        ---------           ----------        ----------
                611,632         (959,408)          26,036,791        (2,293,069)
                     NA               NA             (529,023)          (12,201)
              ---------        ---------           ----------        ----------
                611,632         (959,408)          25,504,191        (2,306,378)
              4,505,088        5,464,496           56,420,949        58,727,327
              ---------        ---------           ----------        ----------
            $ 5,116,720      $ 4,505,088         $ 81,925,140      $ 56,420,949
              ---------        ---------           ----------      ----------
              ---------        ---------           ----------      ----------

Financial Highlights  selected data for a share outstanding throughout each year
--------------------------------------------------------------------------------

                                    Stock Funds
                                    -----------------------------------------------------------------------------
                                    Balanced Fund                                     Emerging Growth Fund
                                    Class A                                           Class A
                                    -----------------------------------------------------------------------------

                                           December 31,                                      December 31,
                                     2000      1999      1998      1997      1996      2000      1999      1998
Net asset value, beginning of
 period...........................  $ 12.96   $ 14.47   $ 14.14   $ 12.18   $ 11.19   $ 18.79   $ 13.75   $ 13.00
                                      -----     -----     -----     -----     -----     -----     -----     -----
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss).....     0.26      0.48      0.46      0.46      0.42     (0.12)    (0.15)    (0.09)
 Net realized and unrealized gain
 on investments...................    (1.37)    (1.21)     0.75      2.27      1.32     (4.16)     6.02      0.84
                                      -----     -----     -----     -----     -----     -----     -----     -----
 Total from investment
 operations.......................    (1.11)    (0.73)     1.21      2.73      1.74     (4.28)     5.87      0.75
                                      -----     -----     -----     -----     -----     -----     -----     -----
LESS DISTRIBUTIONS:
 From net investment income.......    (0.27)    (0.48)    (0.46)    (0.46)    (0.42)     0.00      0.00      0.00
 From net capital gains...........     0.00     (0.30)    (0.42)    (0.31)    (0.33)     0.00     (0.83)     0.00
 In excess of realized gains......     0.00      0.00      0.00      0.00      0.00      0.00      0.00      0.00
 Tax return of capital
 distribution.....................     0.00      0.00      0.00      0.00      0.00      0.00      0.00      0.00
                                      -----     -----     -----     -----     -----     -----     -----     -----
 Total distributions..............    (0.27)    (0.78)    (0.88)    (0.77)    (0.75)     0.00     (0.83)     0.00
                                      -----     -----     -----     -----     -----     -----     -----     -----
Net asset value, end of period....  $ 11.58   $ 12.96   $ 14.47   $ 14.14   $ 12.18   $ 14.51   $ 18.79   $ 13.75
                                      -----     -----     -----     -----     -----     -----     -----     -----
                                      -----     -----     -----     -----     -----     -----     -----     -----
Total return(2)...................    -8.71%    -5.20%     8.63%    22.72%    15.81%   -22.78%    42.68%     5.77%
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period
 (000's)..........................  $45,966   $73,365   $88,430   $49,456   $29,289   $25,939   $19,551   $16,747
 Ratio of expenses to average net
 assets:(3)
   Before expense waivers and
   reimbursement..................     1.22%     1.15%     1.16%     1.20%     1.28%     1.64%     1.74%     1.59%
   After expense waivers and
   reimbursement..................     1.22%     1.15%     1.16%     1.20%     1.28%     1.55%     1.53%     1.49%
 Ratio of net investment income to
 average net assets(3)............     2.07%     3.30%     3.28%     3.58%     3.86%    -0.72%    -1.14%    -0.68%
 Portfolio turnover rate..........   339.00%    51.94%    33.62%    14.71%    41.41%   173.69%   184.32%   106.24%
                                      -----

                                    Stock Funds
                                    -----------------

                                    -----------------
                                    April 30, 1997(1)
                                         through
                                      Dec. 31, 1997
Net asset value, beginning of
 period...........................   $         10.00
                                              ------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss).....             (0.05)
 Net realized and unrealized gain
 on investments...................              3.05
                                              ------
 Total from investment
 operations.......................              3.00
                                              ------
LESS DISTRIBUTIONS:
 From net investment income.......              0.00
 From net capital gains...........              0.00
 In excess of realized gains......              0.00
 Tax return of capital
 distribution.....................              0.00
                                              ------
 Total distributions..............              0.00
                                              ------
Net asset value, end of period....   $         13.00
                                              ------
                                              ------
Total return(2)...................             30.00%
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period
 (000's)..........................   $        10,028
 Ratio of expenses to average net
 assets:(3)
   Before expense waivers and
   reimbursement..................              1.88%
   After expense waivers and
   reimbursement..................              1.49%
 Ratio of net investment income to
 average net assets(3)............             -0.59%
 Portfolio turnover rate..........             17.06%

(1) Commencement of operations.

(2) Total returns assume purchase at net asset value at the beginning of each year. Returns for periods less than a full year are aggregate
    (non-annualized) returns.

(3) Annualized when the period presented is less than one year.

      The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
Global Growth Fund                                           Growth and Income Fund
Class A                                                      Class A
-----------------------------------------------------------------------------------------------------------------
                                         April 30, 1996(1)
   December 31,                               through           December 31,
  2000      1999      1998      1997       Dec. 31, 1996       2000       1999       1998       1997       1996
$  19.28   $ 14.56   $ 12.69   $ 10.96   $          10.14    $  26.61   $  22.08   $  18.86   $  17.82   $  15.91
   -----     -----     -----      ----             ------       -----      -----      -----     ------      -----
    0.03      0.03      0.00      0.02               0.01        0.24       0.14       0.15       0.10       0.14
    0.59      8.10      2.21      2.65               1.10       (1.52)      6.85       4.71       4.58       3.06
   -----     -----     -----      ----             ------       -----      -----      -----     ------      -----
    0.62      8.13      2.21      2.67               1.11       (1.28)      6.99       4.86       4.68       3.20
   -----     -----     -----      ----             ------       -----      -----      -----     ------      -----
   (0.00)     0.00      0.00      0.00              (0.01)      (0.24)     (0.14)     (0.15)     (0.10)     (0.14)
   (0.92)    (3.41)    (0.18)    (0.84)             (0.27)      (1.64)     (2.32)     (1.49)     (3.53)     (1.15)
   (0.29)     0.00     (0.16)    (0.10)             (0.01)      (0.02)      0.00       0.00      (0.01)      0.00
    0.00      0.00      0.00      0.00               0.00        0.00       0.00       0.00       0.00       0.00
   -----     -----     -----      ----             ------       -----      -----      -----     ------      -----
   (1.21)    (3.41)    (0.34)    (0.94)             (0.29)      (1.90)     (2.46)     (1.64)     (3.64)     (1.29)
   -----     -----     -----      ----             ------       -----      -----      -----     ------      -----
$  18.69   $ 19.28   $ 14.56   $ 12.69   $          10.96    $  23.43   $  26.61   $  22.08   $  18.86   $  17.82
   -----     -----     -----      ----             ------       -----      -----      -----     ------      -----
   -----     -----     -----      ----             ------       -----      -----      -----     ------      -----
    3.24%    55.85%    16.19%    24.35%             10.89%      -4.90%     31.72%     25.83%     26.32%     20.16%
$134,929   $70,300   $36,549   $29,468   $         13,552    $454,546   $410,721   $248,606   $173,796   $138,604
    1.34%     1.48%     1.53%     1.66%              2.36%       1.02%      1.04%      1.06%      1.10%      1.16%
    1.34%     1.48%     1.53%     1.62%              1.51%       1.02%      1.04%      1.06%      1.10%      1.16%
    0.15%     0.19%     0.04%     0.14%              0.13%       0.88%      0.59%      0.73%      0.51%      0.82%
   53.89%   103.02%    74.52%    63.62%             64.89%      66.14%    102.42%    106.21%    118.26%     86.66%

Financial Highlights  selected data for a share outstanding throughout each year
--------------------------------------------------------------------------------

                                                                        Stock Funds
                                                         ------------------------------------------------------------------------
                                                         S&P 500 Index Fund                  Strategic Growth Fund
                                                              Class A                               Class A
                                                         ------------------------------------------------------------------------
                                                          Aug. 16, 2000(1)
                                                              through                             December 31,
                                                           Dec. 31, 2000         2000       1999      1998      1997       1996
Net asset value, beginning of period...................  $ 10.00               $  20.53   $  17.11   $ 16.36   $ 14.01    $ 12.69
                                                         ---------------         ------     ------     -----     -----      -----
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss)..........................     0.03                   0.03      (0.01)     0.09      0.11       0.13
 Net realized and unrealized gain on investments.......    (1.10)                 (2.01)      6.87      1.86      3.65       2.88
                                                         ---------------         ------     ------     -----     -----      -----
 Total from investment operations......................    (1.07)                 (1.98)      6.86      1.95      3.76       3.01
                                                         ---------------         ------     ------     -----     -----      -----
LESS DISTRIBUTIONS:
 From net investment income............................    (0.01)                 (0.02)      0.00     (0.09)    (0.11)     (0.13)
 From net capital gains................................     0.00                  (0.03)     (3.44)    (1.00)    (1.30)     (1.56)
 In excess of realized gains...........................     0.00                  (0.17)      0.00     (0.11)     0.00       0.00
 Tax return of capital distribution....................     0.00                   0.00       0.00      0.00      0.00       0.00
                                                         ---------------         ------     ------     -----     -----      -----
 Total distributions...................................    (0.01)                 (0.22)     (3.44)    (1.20)    (1.41)     (1.69)
                                                         ---------------         ------     ------     -----     -----      -----
Net asset value, end of period.........................  $  8.92               $  18.33   $  20.53   $ 17.11   $ 16.36    $ 14.01
                                                         ---------------         ------     ------     -----     -----      -----
                                                         ---------------         ------     ------     -----     -----      -----
Total return(2)........................................   -10.66%                 -9.65%     40.12%    11.22%    26.89%     23.72%
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's).....................  $ 9,516               $155,895   $102,428   $73,626   $54,310    $22,253
 Ratio of expenses to average net assets:(3)
   Before expense waivers and reimbursement............     2.66%                  1.12%      1.17%     1.16%     1.21%      1.31%
   After expense waivers and reimbursement.............     0.50%                  1.12%      1.17%     1.16%     1.21%      1.31%
 Ratio of net investment income to average net              0.78%
 assets(3).............................................                            0.13%     -0.06%     0.52%     0.86%      1.08%
 Portfolio turnover rate...............................       NA                  53.78%    179.98%    89.69%    85.55%    119.87%

(1) Commencement of operations.

(2) Total returns assume purchase at net asset value at the beginning of each year. Returns for periods less than a full year are aggregate
    (non-annualized) returns.

(3) Annualized when the period presented is less than one year.

      The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                  Bond Funds
    ------------------------------------------------------------------------------------------------------
    California Municipal Bond Fund                         National Municipal Bond Fund
    Class A                                                Class A
    ------------------------------------------------------------------------------------------------------

    December 31,                                           December 31,
      2000       1999       1998       1997       1996      2000      1999      1998      1997      1996
    $  10.48   $  11.49   $  11.44   $  11.15   $  11.26   $ 10.50   $ 11.56   $ 11.54   $ 11.21   $ 11.39
      ------     ------     ------     ------     ------     -----     -----     -----     -----     -----
        0.51       0.51       0.51       0.53       0.53      0.52      0.51      0.51      0.53      0.52
        0.79      (1.01)      0.16       0.33      (0.11)     0.63     (1.06)     0.13      0.40     (0.12)
      ------     ------     ------     ------     ------     -----     -----     -----     -----     -----
        1.30      (0.50)      0.67       0.86       0.42      1.15     (0.55)     0.64      0.93      0.40
      ------     ------     ------     ------     ------     -----     -----     -----     -----     -----
       (0.51)     (0.51)     (0.51)     (0.53)     (0.53)    (0.52)    (0.51)    (0.51)    (0.53)    (0.52)
        0.00       0.00      (0.11)     (0.04)      0.00      0.00      0.00     (0.11)    (0.07)    (0.06)
        0.00       0.00       0.00       0.00       0.00      0.00      0.00      0.00      0.00      0.00
        0.00       0.00       0.00       0.00       0.00      0.00      0.00      0.00      0.00      0.00
      ------     ------     ------     ------     ------     -----     -----     -----     -----     -----
       (0.51)     (0.51)     (0.62)     (0.57)     (0.53)    (0.52)    (0.51)    (0.62)    (0.60)    (0.58)
      ------     ------     ------     ------     ------     -----     -----     -----     -----     -----
    $  11.27   $  10.48   $  11.49   $  11.44   $  11.15   $ 11.13   $ 10.50   $ 11.56   $ 11.54   $ 11.21
      ------     ------     ------     ------     ------     -----     -----     -----     -----     -----
      ------     ------     ------     ------     ------     -----     -----     -----     -----     -----
       12.75%     -4.48%      5.94%      7.97%      3.90%    11.24%    -4.86%     5.70%     8.56%     3.58%
    $213,320   $198,406   $211,938   $195,292   $177,593   $53,901   $54,296   $62,558   $58,740   $49,597
        0.93%      0.93%      0.94%      0.95%      0.96%     1.01%     0.98%     0.99%     1.00%     1.01%
        0.93%      0.88%      0.94%      0.95%      0.96%     1.01%     0.97%     0.99%     1.00%     1.01%
        4.74%      4.61%      4.43%      4.76%      4.82%     4.83%     4.62%     4.44%     4.72%     4.63%
       12.25%     17.01%     14.95%     15.95%     29.28%    20.12%    16.44%    21.89%    21.80%    44.76%


     --------------------------------------------------------
     Strategic Income Fund
     Class A
     --------------------------------------------------------
                                             May 20, 1996,(1)
     December 31,                                through
      2000      1999      1998      1997      Dec. 31, 1996
     $  4.67   $  4.98   $  5.16   $  5.16    $         5.00
       -----     -----     -----     -----            ------
        0.39      0.40      0.38      0.42              0.25
       (0.30)    (0.30)    (0.15)     0.06              0.18
       -----     -----     -----     -----            ------
        0.09      0.10      0.23      0.48              0.43
       -----     -----     -----     -----            ------
       (0.27)    (0.40)    (0.38)    (0.42)            (0.25)
        0.00      0.00     (0.00)    (0.05)            (0.01)
        0.00      0.00     (0.00)    (0.01)            (0.01)
       (0.12)    (0.01)    (0.03)     0.00              0.00
       -----     -----     -----     -----            ------
       (0.39)    (0.41)    (0.41)    (0.48)            (0.27)
       -----     -----     -----     -----            ------
     $  4.37   $  4.67   $  4.98   $  5.16    $         5.16
       -----     -----     -----     -----            ------
       -----     -----     -----     -----            ------
        2.05%     1.92%     4.03%     9.57%             8.89%
     $77,568   $67,218   $66,375   $37,831    $       17,863
        1.36%     1.37%     1.36%     1.51%             1.85%
        1.36%     1.16%     0.80%     0.41%             0.02%
        8.65%     8.42%     7.45%     8.04%             8.19%
      146.55%   119.62%   172.43%   221.42%           187.15%


Financial Highlights  selected data for a share outstanding throughout each year
--------------------------------------------------------------------------------

                                                              Bond Funds
                                                              --------------------------------------------------------
                                                              U.S. Government and Mortgage Securities Fund
                                                              Class A
                                                              --------------------------------------------------------
                                                                  December 31,
                                                                2000        1999        1998        1997        1996
Net asset value, beginning of period........................  $   9.61    $  10.17    $  10.20    $  10.07    $  10.30
                                                               -------     -------     -------     -------     -------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)..............................      0.60        0.60        0.63        0.67        0.67
  Net realized and unrealized gain on investments...........      0.34       (0.56)      (0.03)       0.13       (0.23)
                                                               -------     -------     -------     -------     -------
  Total from investment operations..........................      0.94        0.04        0.60        0.80        0.44
                                                               -------     -------     -------     -------     -------
LESS DISTRIBUTIONS:
  From net investment income................................     (0.60)      (0.60)      (0.63)      (0.67)      (0.67)
  From net capital gains....................................      0.00        0.00        0.00        0.00        0.00
  In excess of realized gains...............................      0.00        0.00        0.00        0.00        0.00
  Tax return of capital distribution........................      0.00        0.00        0.00        0.00        0.00
                                                               -------     -------     -------     -------     -------
  Total distributions.......................................     (0.60)      (0.60)      (0.63)      (0.67)      (0.67)
                                                               -------     -------     -------     -------     -------
Net asset value, end of period..............................  $   9.95    $   9.61    $  10.17    $  10.20    $  10.07
                                                               -------     -------     -------     -------     -------
                                                               -------     -------     -------     -------     -------
Total return(1).............................................     10.21%       0.39%       6.06%       8.25%       4.50%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000's).........................  $179,462    $202,966    $216,344    $202,573    $224,301
  Ratio of expenses to average net assets:
    Before expense waivers and reimbursement................      1.03%       1.01%       1.02%       1.03%       1.03%
    After expense waivers and reimbursement.................      1.03%       1.01%       1.02%       1.03%       1.03%
  Ratio of net investment income to average net assets......      6.27%       6.05%       6.20%       6.67%       6.67%
  Portfolio turnover rate...................................      1.66%      20.67%      22.70%       3.73%      27.45%

(1) Total returns assume purchase at net asset value at the beginning of each year.

      The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

    Money Funds
    -------------------------------------------------------------------------------------------------
    California Municipal Money Fund                   National Municipal Money Fund
    Class A                                           Class A
    -------------------------------------------------------------------------------------------------
    December 31,                                      December 31,
     2000      1999      1998      1997      1996      2000      1999      1998      1997      1996
    $  1.00   $  1.00   $  1.00   $  1.00   $  1.00   $  1.00   $  1.00   $  1.00   $  1.00   $  1.00
     ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
      0.030     0.024     0.026     0.029     0.028     0.035     0.027     0.029     0.030     0.029
      0.000     0.000     0.000     0.000     0.000     0.000     0.000     0.000     0.000     0.000
     ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
      0.030     0.024     0.026     0.029     0.028     0.035     0.027     0.029     0.030     0.029
     ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
     (0.030)   (0.024)   (0.026)   (0.029)   (0.028)   (0.035)   (0.027)   (0.029)   (0.030)   (0.029)
      0.000     0.000     0.000     0.000     0.000     0.000     0.000     0.000     0.000     0.000
      0.000     0.000     0.000     0.000     0.000     0.000     0.000     0.000     0.000     0.000
      0.000     0.000     0.000     0.000     0.000     0.000     0.000     0.000     0.000     0.000
     ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
     (0.030)   (0.024)   (0.026)   (0.029)   (0.028)   (0.035)   (0.027)   (0.029)   (0.030)   (0.029)
     ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
    $  1.00   $  1.00   $  1.00   $  1.00   $  1.00   $  1.00   $  1.00   $  1.00   $  1.00   $  1.00
     ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
     ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
       3.03%     2.44%     2.67%     2.97%     2.82%     3.54%     2.67%     2.95%     3.09%     2.96%
    $37,924   $39,316   $40,483   $44,751   $37,355   $ 5,117   $ 4,505   $ 5,464   $ 6,579   $ 7,514
       0.94%     0.95%     0.99%     0.97%     1.00%     1.52%     1.43%     1.35%     1.31%     1.32%
       0.63%     0.63%     0.67%     0.64%     0.63%     0.71%     0.70%     0.67%     0.68%     0.68%
       2.98%     2.41%     2.74%     2.94%     2.78%     3.48%     2.63%     2.91%     3.04%     2.92%
         --        --        --        --        --        --        --        --        --        --

     Money Funds
     -----------------------------------------------
     U.S. Treasury Money Fund
     Class A
     -----------------------------------------------
     December 31,
      2000      1999      1998      1997      1996
     $  1.00   $  1.00   $  1.00   $  1.00   $  1.00
      ------    ------    ------    ------    ------
       0.052     0.040     0.045     0.046     0.046
       0.000     0.000     0.000     0.000     0.000
      ------    ------    ------    ------    ------
       0.052     0.040     0.045     0.046     0.046
      ------    ------    ------    ------    ------
      (0.052)   (0.040)   (0.045)   (0.046)   (0.046)
       0.000     0.000     0.000     0.000     0.000
       0.000     0.000     0.000     0.000     0.000
       0.000     0.000     0.000     0.000     0.000
      ------    ------    ------    ------    ------
      (0.052)   (0.040)   (0.045)   (0.046)   (0.046)
      ------    ------    ------    ------    ------
     $  1.00   $  1.00   $  1.00   $  1.00   $  1.00
      ------    ------    ------    ------    ------
      ------    ------    ------    ------    ------
        5.35%     4.02%     4.60%     4.73%     4.74%
     $81,925   $55,892   $58,186   $60,033   $65,479
        1.02%     1.03%     1.02%     1.02%     1.02%
        0.68%     0.69%     0.60%     0.62%     0.52%
        5.24%     3.96%     4.49%     4.63%     4.63%
          --        --        --        --        --

Notes to Financial Statements                                  December 31, 2000
--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

  Atlas Assets, Inc., a Maryland corporation (the "Company"), is an open-end management investment company registered under the Investment Company Act of 1940 ("1940 Act"), as amended, and offering thirteen portfolios. The Company currently consists of the Atlas Balanced Fund, the Atlas Emerging Growth Fund, the Atlas Global Growth Fund, the Atlas Growth and Income Fund, the Atlas S&P 500 Index Fund, the Atlas Strategic Growth Fund, the Atlas California Municipal Bond Fund, the Atlas National Municipal Bond Fund, the Atlas Strategic Income Fund, the Atlas U.S. Government and Mortgage Securities Fund, the Atlas California Municipal Money Fund, the Atlas National Municipal Money Fund, and the Atlas U.S. Treasury Money Fund (a "Fund", or collectively, the "Funds"). All Funds are diversified with the exception of the Atlas California Municipal Money Fund and the Atlas California Municipal Bond Fund which are non-diversified. Through September 18, 2000, the Funds offered two classes of shares, Class A and Class B, with the exception of Atlas S&P 500 Index Fund, Atlas California Municipal Money Fund and Atlas National Municipal Money Fund which offer only Class A shares. Class A shares are offered at net asset value at the time of purchase while Class B shares generally were subject to a contingent deferred sales charge. Both share classes had equal rights and privileges but had separate distribution plans, class specific expenses and exclusive rights to vote on matters affecting only individual classes. Class B shares converted automatically to Class A shares sixty months after purchase. At the close of business on September 18, 2000, all outstanding Class B shares in each Fund were converted in a non-taxable exchange to Class A shares in their respective fund.

  The Atlas S&P 500 Index Fund commenced operations on August 16, 2000 and is a "feeder" fund in a "master-feeder" structure. As such, the Fund invests all of its assets in a separate mutual fund known as the "Master Portfolio". The Master Portfolio, which has the same investment objective as the Atlas S&P 500 Index Fund, invests in the common stock of the individual securities that comprise the S&P 500 Index. The Fund's investment value in the Master Portfolio, which reflects the Fund's ownership in the net assets of the Master Portfolio, is .29% of the outstanding interests of the Master Portfolio. The Fund records daily its proportionate interest in the net investment income and realized and unrealized capital gains and losses of the Master Portfolio. The financial statements of the Master Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the financial statements of the Atlas S&P 500 Index Fund.

  The investment objective of the Money and Bond Funds is to seek a high level of current income consistent with prudent investment management. The Money Funds seek short-term yields with liquidity and stability of principal. The Bond Funds seek higher long-term yields for investors who can accept price fluctuations. The Stock Funds seek a varying mix of long-term capital growth and current income for investors who can accept price fluctuations.

  The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

  a. Investment Valuation: Bond Fund securities are valued by pricing services. Valuations of portfolio securities furnished by the pricing services are based upon a computerized matrix system and/or appraisals, in each case, in reliance upon information concerning market transactions and quotations from recognized securities dealers. Securities for which quotations are readily available are valued based upon those quotations. Securities for which quotations are not readily available (which constitute the majority of the Bond Funds' securities) are valued at their fair value based upon the information supplied by the pricing services. The methods used by the pricing services and the quality of valuations so established are reviewed by the Company's officers under the general supervision of the Directors of the Company. There are a number of pricing services available and the Directors, on the basis of ongoing evaluation of these services, may use other pricing services or discontinue the use of any pricing service in whole or in part.

       Money Fund securities have a remaining maturity of 13 months or less and their entire portfolios have a weighted average maturity of 90 days or less. As such, all of the Money Fund securities are valued at amortized cost, which approximates value. If a Money Fund portfolio had a remaining weighted average maturity of greater than 90 days, the portfolios would be stated at value based on recorded closing sales on a national securities exchange or, in the absence of a recorded sale, at the mean between the bid and asked prices.

--------------------------------------------------------------------------------

       Stock Fund securities listed or traded on an exchange are valued at the last sales price on the exchange, or lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date. The Atlas S&P 500 Index Fund's investment in the Master Portfolio is valued at the net asset value of the Master Portfolio's shares held by the Fund.

  b. Security Credit Risk: The Atlas Strategic Income Fund may invest any amount of its assets in higher yielding, lower-rated debt securities, including defaulted securities, which may be subject to a greater degree of credit risk, greater market fluctuations and risk of loss of income and principal than lower yielding, investment grade fixed income securities. The Atlas Global Growth Fund and the Atlas Emerging Growth Fund may also invest in such lower-rated securities, but only to a much more limited extent. As of December 31, 2000, Atlas Strategic Income Fund holds securities in default with an aggregate market value of $89,345, representing 0.12% of the Fund's net assets.

  c. Municipal Bonds or Notes with "Puts": The Funds have purchased municipal bonds or notes with the right to resell the bonds or notes to the seller at an agreed upon price or yield on a specified date or within a specified period (which will be prior to the maturity date of the bonds or notes). Such a right to resell is commonly known as a "put". In determining the weighted average maturity of the Money Funds' portfolios, municipal bonds and notes as to which the Funds hold a put will be deemed to mature on the last day on which the put may be exercisable.

  d. Variable Rate Demand Notes: The Funds have invested in certain variable interest rate demand notes with maturities greater than 90 days but which are redeemable at specified intervals upon demand. The maturity of these instruments for purposes of calculating the portfolio's weighted average maturity is considered to be the greater of the period until the interest rate is adjusted or until the principal can be recovered by demand.

  e. Federal Income Taxes: It is the Company's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment and tax-exempt income, including any net realized gain on investments, to its shareholders. Accordingly, no provision for federal income or excise tax is required.

  f. Security Transactions: As is common in the industry, security transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the basis of specific identification for both financial statement and federal income tax purposes.

  g. Allocation of Expenses, Income and Gains and Losses: Common expenses incurred by the Company are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. Common expenses, income and gains and losses are allocated daily among share classes of each Fund based on the relative proportion of net assets represented by each class. Other expenses are charged to each Fund as incurred on a specific identification basis and then allocated amongst the share classes or charged to the share class to which the expense is directly attributable.

  h. Investment Income, Expenses and Distributions: Interest income and estimated expenses are accrued daily. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Interest on payment-in-kind debt securities is accrued as income at the coupon rate and a market adjustment is made periodically. Dividends are recorded on the ex-dividend date. Dividends-in-kind are recorded as income on the ex-dividend date at the current market value of the underlying security. The Money Funds declare and reinvest dividends daily and pay them monthly. The Bond Funds declare dividends daily and reinvest and pay them monthly. The Stock Funds, with the exception of the Atlas Balanced Fund and the Atlas Growth and Income Fund, which are on a quarterly schedule, declare, pay and reinvest dividends annually. Income for the Atlas Global Growth Fund, the Atlas Growth and Income Fund and the Atlas Strategic Growth Fund for the year ended December 31, 2000 are net of foreign withholding taxes of $93,741, $3,459 and $2,623, respectively. Distributions of capital gains, if any, will normally be declared and paid once a year.

Notes to Financial Statements                                  December 31, 2000
--------------------------------------------------------------------------------

  i. To-Be-Announced Securities: The Funds may trade portfolio securities on a "to-be-announced" (TBA) basis. In a TBA transaction, the Fund has committed to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the pool number and face amount. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other portfolio securities. Pursuant to regulation, the Fund sets aside sufficient investment securities as collateral to meet these commitments. TBA commitments as of December 31, 2000 amounted to $5,057,813 for Atlas Balanced Fund and $809,250 for Atlas Strategic Income Fund.

  j. Options: Premiums received from call options written are recorded as a liability. The amount of the liability is subsequently adjusted to reflect the current market value of the option written. If the option is not exercised, premiums received are realized as a gain at expiration date. If the position is closed prior to expiration, a gain or loss is realized based on premiums received less the cost of the closing transaction. When an option is exercised, premiums received are added to the proceeds from the sale of the underlying securities and a gain or loss is realized accordingly. These same principles apply to the sale of put options.

  k. Forward Contracts: The Stock Funds and Atlas Strategic Income Fund may enter into forward foreign currency exchange contracts (forward contracts) to hedge specific transactions or portfolio positions and to protect the value of the portfolio against future changes in currency exchange rates. A forward contract is an obligation to purchase or sell a specific currency at an agreed upon future date at a price set on the day of the contract.

       The valuation of forward contracts, which may be owned by the Stock funds and Atlas Strategic Income Fund, is based on the daily closing prices of the forward currency contract rates in the London foreign exchange markets as provided by pricing services. Gains or losses are realized upon the closing or settlement of the forward transaction.

       Securities are held in segregated accounts to cover net exposure on outstanding forward contracts. Unrealized appreciation or depreciation on forward contracts is reported in the Statement of Assets and Liabilities. Realized gains and losses are reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

       The risks associated with forward contracts include the potential default of the other party to the contract and unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

  l. Repurchase Agreements: The Funds may invest in repurchase agreements secured by U.S. Government obligations or by other securities. Securities pledged as collateral for repurchase agreements are held by the Funds' custodian bank until maturity of the repurchase agreements. Provisions of the agreements ensure that the market value of the collateral is sufficient in the event of default; however, in the event of default or bankruptcy by the other party to the agreements, realization and/or retention of the collateral may be subject to legal proceedings.

  m. Dollar Roll Transactions: The Atlas U.S. Government and Mortgage Securities Fund and the Atlas Strategic Income Fund may engage in dollar reverse repurchase agreements ("dollar rolls"), which entail the simultaneous sale of securities with an agreement to buy back substantially similar securities at a future date at a price less than the price at which the securities were originally sold. These transactions are accounted for as financing transactions as opposed to sales and purchases. The differential in price between the sale price and repurchase price is recorded as deferred income and recognized between the settlement dates of the sale and repurchase. Pursuant to regulation, the funds set aside sufficient investment securities as collateral to meet these commitments. Dollar roll transactions involve risk that the market value of the securities sold by the Funds may decline below the repurchase price of those securities.

  n. Foreign Currency Translation: Amounts denominated in or expected to settle in foreign currencies (FC) are translated into United States dollars at rates reported by selected pricing services on the following basis: Market value of investment, other assets and liabilities -- at the closing rate of exchange at the balance sheet date;

--------------------------------------------------------------------------------

       purchases and sales of investment securities, income and expenses -- at the rate of exchange prevailing on the respective dates such transactions are recorded.

       The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

       Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of FC's, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds' books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rates.

  o.   Classification of Distributions to Shareholders: Net investment income
       (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may vary from the characterization for Federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which distributions are made may differ from the fiscal year in which the income or realized gain was recorded by a Fund.

       Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments of income and gains on various investment securities held by a Fund, timing differences, and differing characterization of distributions made by a Fund.

       Permanent differences incurred during the period ended December 31, 2000, resulting from differences in book and tax accounting, that have been reclassified at year-end to undistributed net investment income, undistributed net realized gain (loss) and paid-in capital were as follows:

                                                                          Undistributed    Accumulated
                                                                         Net Investment    Net Realized         Paid in
                                                                          Income (Loss)    Gain (Loss)          Capital
                                                                       ----------------------------------------------------------
         Balanced Fund...............................................  $   2,691           $      (562)       $    (2,129)
         Emerging Growth Fund........................................    554,535              (185,274)          (369,261)
         Global Growth Fund..........................................   (219,995)              676,764           (456,769)
         Growth and Income Fund......................................      2,576                79,413            (81,989)
         Strategic Growth Fund.......................................    114,786              (116,427)             1,641
         California Municipal Bond Fund..............................      1,645                (6,582)             4,937
         National Municipal Bond Fund................................         30               (29,611)            29,581
         Strategic Income Fund.......................................   (110,756)            2,503,171         (2,392,415)
         U.S. Government and Mortgage Securities Fund................     87,479              (377,287)           289,808
         U.S. Treasury Money Fund....................................          0                    18                (18)

  p. Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Notes to Financial Statements                                  December 31, 2000
--------------------------------------------------------------------------------

2. UNREALIZED APPRECIATION/DEPRECIATION -- TAX BASIS

  As of December 31, 2000, each Fund had the following unrealized appreciation (depreciation) for federal income tax purposes (in 000's):

                                                                                                              California
                          Balanced     Emerging         Global Growth     Growth and        Strategic Growth  Municipal
                            Fund       Growth Fund      Fund              Income Fund       Fund              Bond Fund
                      ---------------------------------------------------------------------------------------------------
Unrealized
appreciation........  $  4,052         $  4,981         $  28,899         $ 103,426         $  20,354         $  11,655
Unrealized
depreciation........  $ (7,467)        $ (2,989)        $ (12,630)        $ (33,608)        $ (18,508)        $    (316)
                      ---------------------------------------------------------------------------------------------------
Net unrealized
appreciation
(depreciation)......  $ (3,415)        $  1,992         $  16,269         $  69,818         $   1,846         $  11,339
                      ---------------------------------------------------------------------------------------------------
                      ---------------------------------------------------------------------------------------------------
Cost of securities
for federal income
tax purposes........  $ 59,360         $ 24,007         $ 118,732         $ 384,666         $ 148,876         $ 199,744
                      ---------------------------------------------------------------------------------------------------
                      ---------------------------------------------------------------------------------------------------

                      National                          U.S. Government  California           National
                      Municipal        Strategic        and Mortgage     Municipal           Municipal      U.S. Treasury
                      Bond Fund        Income Fund      Securities Fund  Money Fund          Money Fund       Money Fund
                      ---------------------------------------------------------------------------------------------------
Unrealized
appreciation........  $  2,845         $  2,127         $  1,318         $      0         $      0         $      0
Unrealized
depreciation........  $   (356)        $ (9,137)        $ (1,903)        $      0         $      0         $      0
                      ---------------------------------------------------------------------------------------------------
Net unrealized
appreciation
(depreciation)......  $  2,489         $ (7,010)        $   (585)        $      0         $      0         $      0
                      ---------------------------------------------------------------------------------------------------
                      ---------------------------------------------------------------------------------------------------
Cost of securities
for federal income
tax purposes........  $ 50,656         $ 86,650         $179,325         $ 37,714         $  5,221         $ 75,128
                      ---------------------------------------------------------------------------------------------------
                      ---------------------------------------------------------------------------------------------------

3. SHARE TRANSACTIONS

  The following is a summary of share transactions for the periods ended December 31, 2000 and December 31, 1999 (in 000's):

                      Balanced Fund                   Emerging Growth Fund               Global Growth Fund
                      Class A           Class B           Class A        Class B         Class A            Class B
                      -----------------------------------------------------------------------------------------------------
                       2000     1999    2000   1999    2000      1999     2000    1999    2000      1999    2000   1999
Sold................     556    1,582      5     17      901       260       19      8    3,601     1,055     50     17
Issued in
reinvestment of
dividends...........      86      317      4     30        0        39        0      5      436       543      0     68
Redeemed............  (2,741)  (2,350)  (209)  (138)    (266)     (476)     (10)   (59)    (914)     (462)   (37)   (56)
Conversion from
Class B to Class A
on Sept. 18, 2000...     410       NA   (412)    NA      112        NA     (115)    NA      449        NA   (462)    NA
                      ---------------------------------------------------------------------------------------------------
Net increase
(decrease)..........  (1,689)    (451)  (612)   (91)     747      (177)    (106)   (46)   3,572     1,136   (449)    29
                      ---------------------------------------------------------------------------------------------------
                      ---------------------------------------------------------------------------------------------------

                                                                          S&P 500
                                          Growth and Income Fund          Index Fund   Strategic Growth Fund
                                          Class A           Class B       Class A      Class A            Class B
                                          -----------------------------------------------------------------------------
                                           2000     1999    2000   1999    2000(1)      2000      1999     2000    1999
Sold....................................   3,763    4,441     52     73     1,097       3,578       954       54     11
Issued in reinvestment of dividends.....   1,402    1,284      1     70         2          99       708        0    105
Redeemed................................  (1,981)  (1,551)  (152)  (209)      (33)       (792)     (977)    (132)  (140)
Conversion from Class B to Class A on
Sept. 18, 2000..........................     783       NA   (788)    NA        NA         630        NA     (645)    NA
                                          -----------------------------------------------------------------------------
Net increase (decrease).................   3,967    4,174   (887)   (66)    1,066       3,515       685     (723)   (24)
                                          -----------------------------------------------------------------------------
                                          -----------------------------------------------------------------------------


                                          California Municipal Bond Fund
                                          Class A              Class B
                                          ------------------------------
                                           2000      1999    2000   1999
Sold....................................   2,218     3,183     28     47
Issued in reinvestment of dividends.....     582       610      8     18
Redeemed................................  (3,192)   (3,311)  (202)  (202)
Conversion from Class B to Class A on
Sept. 18, 2000..........................     392        NA   (392)    NA
                                          --------------------------------------
Net increase (decrease).................       0       482   (558)  (137)
                                          --------------------------------------
                                          --------------------------------------

--------------------------------------------------------------------------------

                                                                                              U.S. Government and
                           National Municipal Bond Fund    Strategic Income Fund              Mortgage Securities Fund
                           Class A           Class B       Class A            Class B         Class A            Class B
                           -----------------------------------------------------------------------------------------------------
                           2000     1999     2000   1999   2000      1999     2000     1999   2000      1999     2000   1999
Sold.....................     501      652      9      6    7,141     5,565       42     36    1,701     5,397     10     20
Issued in reinvestment of
dividends................     168      187      4      9      571       553       30     51      750       865     11     23
Redeemed.................  (1,133)  (1,081)   (81)   (90)  (5,408)   (5,064)    (161)  (404)  (5,902)   (6,416)  (156)  (214)
Conversion from Class B
to Class A on Sept. 18,
2000.....................     137       NA   (137)    NA    1,043        NA   (1,045)    NA      363        NA   (363)    NA
                           ---------------------------------------------------------------------------------------------------
Net increase
(decrease)...............    (327)    (242)  (205)   (75)   3,347     1,054   (1,134)  (317)  (3,088)     (154)  (498)  (171)
                           ---------------------------------------------------------------------------------------------------
                           ---------------------------------------------------------------------------------------------------

                           California Municipal    National Municipal
                           Money Fund              Money Fund           U.S. Treasury Money Fund
                           Class A                 Class A              Class A             Class B
                           --------------------------------------------------------------------------------
                           2000        1999        2000       1999      2000      1999      2000   1999
Sold.....................    24,649      27,193      4,213     3,135     97,388    43,977    705    634
Issued in reinvestment of
dividends................     1,115         906        165       135      3,220     2,076     14     19
Redeemed.................   (27,157)    (29,266)    (3,766)   (4,229)   (74,980)  (48,346)  (839)  (666)
Conversion from Class B
to Class A on Sept. 18,
2000.....................        NA          NA         NA        NA        409        NA   (409)    NA
                           --------------------------------------------------------------------------------
Net increase
(decrease)...............    (1,393)     (1,167)       612      (959)    26,037    (2,293)  (529)   (13)
                           --------------------------------------------------------------------------------
                           --------------------------------------------------------------------------------

(1) For the period August 16, 2000 (commencement of operations) to December 31, 2000.

4. PURCHASES AND SALES OF SECURITIES

  Aggregate purchases and sales of securities (excluding short-term securities) for the year ended December 31, 2000 were as follows (in 000's):

                                                                                                    California
                                 Balanced   Emerging     Global           Growth and   Strategic    Municipal
                                 Fund       Growth Fund  Growth Fund      Income Fund  Growth Fund  Bond Fund
                                 --------------------------------------------------------------------------------
Purchases......................  $193,424   $51,376      $124,451         $324,758     $101,867     $24,619
Sales..........................  $220,727   $40,326      $ 61,306         $260,577     $ 69,063     $23,928
                                 --------------------------------------------------------------------------------

                                 National                U.S. Government  California   National
                                 Municipal   Strategic    and Mortgage    Municipal   Municipal   U.S. Treasury
                                 Bond Fund  Income Fund  Securities Fund  Money Fund  Money Fund  Money Fund
                                 ------------------------------------------------------------------------------
Purchases......................  $10,157    $113,400     $2,990           $0          $0          $0
Sales..........................  $13,060    $105,953     $38,667          $0          $0          $0
                                 ------------------------------------------------------------------------------

POST OCTOBER LOSS

  Under the current tax law, capital and currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended December 31, 2000, the Funds elected to defer capital and currency losses occurring between November 1, 2000 and December 31, 2000 as follows (in 000's):

                                                              Capital Losses    Currency Losses
                                                              ---------------------------------
Global Growth Fund..........................................  $1,339            $18
Strategic Growth Fund.......................................  1,513             --
National Municipal Bond Fund................................  135               --
Strategic Income Fund.......................................  39                --
U.S. Government and Mortgage Securities Fund................  16                --

Notes to Financial Statements                                  December 31, 2000
--------------------------------------------------------------------------------

  At December 31, 2000 the following Funds had capital loss carryovers approximating these amounts for federal income tax purposes (in 000's):

                                                              Expiring December 31,
                                                              ---------------------------------------------------------------
                                                              2001    2002     2003     2004    2005   2006    2007     2008
Balanced Fund...............................................  $ --   $   --   $   --   $   --   $ --   $ --   $   --   $2,028
Emerging Growth Fund........................................  $ --   $   --   $   --   $   --   $ --   $ --   $   --   $3,588
S&P 500 Index Fund..........................................  $ --   $   --   $   --   $   --   $ --   $ --   $   --   $    3
California Municipal Bond Fund..............................  $ --   $   --   $   --   $   --   $ --   $ --   $  434   $  260
National Municipal Bond Fund................................  $ --   $   --   $   --   $   --   $ --   $ --   $  480   $  306
Strategic Income Fund.......................................  $ --   $   --   $   --   $   --   $ --   $ --   $1,582   $  500
U.S. Government and Mortgage Securities Fund................  $487   $5,195   $7,507   $1,491   $280   $ 52   $  420   $1,546
U.S. Treasury Money Fund....................................  $ --   $   --   $   --   $   10   $  6   $  7   $    2   $    4

  Such amounts may be used to offset capital gains realized during the subsequent periods indicated and thereby relieve these funds and their shareholders of federal tax liability with respect to the capital gains that are so offset. It is the intention of the Funds not to make distributions from capital gains while they have a capital loss carryover.

5. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

  Atlas Advisers, Inc. (the "Adviser") provides portfolio management services to the U.S. Government and Mortgage Securities Fund and the U.S. Treasury Money
Fund and supervises the provision of similar services to the Atlas Municipal Funds by Boston Safe Advisers, Inc., to the Atlas Stock Funds and Atlas
Strategic Income Fund by OppenheimerFunds, Inc. (together, the "Subadvisers") and to the Master Portfolio, in which the S&P 500 Index Fund invests, by Barclays Global Fund Advisors (BGFA). The Atlas S&P 500 Index Fund invests all of its assets in the Master Portfolio, a passively managed fund, which is advised by BGFA. Each Fund pays the Adviser a management fee for the investment management services, and the Adviser, in turn, pays the Subadvisers. In addition, Atlas S&P 500 Index Fund pays directly to BGFA an annualized fee of
 .05% of its daily assets invested in the Master Portfolio. The management fee is based on an annual rate, equal to a percentage of each Fund's average daily net assets, and is paid monthly as follows: .50% of assets up to $500 million and
 .475% of assets over $500 million for the Money Funds; .55% of assets up to $500 million and .50% of assets over $500 million for the Bond Funds other than Atlas Strategic Income Fund; .70% of assets up to $100 million, .60% of assets of the next $400 million and .50% of assets over $500 million for the Stock Funds other than Atlas Emerging Growth Fund, Atlas Global Growth Fund and Atlas S&P 500
Index Fund; .75% of assets up to $100 million, .70% of assets of the next $400 million and .65% of assets over $500 million for the Atlas Strategic Income
Fund; 80% of assets up to $100 million, .75% of assets of the next $400 million and .70% of assets over $500 million for the Atlas Emerging Growth Fund and the Atlas Global Growth Fund; and .25% of assets up to $500 million and .23% of assets over $500 million for the Atlas S&P 500 Index Fund.

  Atlas Securities, Inc. (the "Distributor") acts as principal underwriter for all classes of shares of each Fund pursuant to a Principal Underwriting Agreement which provided for a commission to be paid on the redemption of Class B shares held less than five years of the Stock and Bond Funds and the U.S. Treasury Money Fund. The Distributor also receives payments under separate Distribution Plans (the "Class A Plan" and "Class B Plan") pursuant to Rule 12b-1 of the 1940 Act. Under the Class A Plan, the Company may reimburse the Distributor up to a maximum of .25% per year of average daily Class A net assets in each Fund, payable on a quarterly basis. Under the Class B Plan, the maximum rate was .75% per year of average daily Class B net assets in each Fund and was payable on a monthly basis.

  Due to voluntary expense waivers in effect during the year ended December 31, 2000, 12b-1 fees relating to Class A shares were assessed and paid to the Distributor at rates, varying by Fund, ranging from 0.00% to .25% per annum. Such fees under the Class B Plan were assessed and paid at the rate of .75% per annum. Class A 12b-1 fees due the Distributor were reduced in the amount of $296,636. Management fees due the Adviser were reduced by $112,465. The Adviser also absorbed $105,214 of other Fund expenses during the period. During the year ended December 31, 2000, the Distributor received $50,155 for contingent deferred sales charges paid by sellers of Class B shares. Such sales charges are not an expense of the Funds and thus are not reflected in the accompanying Statements of Operations.

  The Adviser and Distributor are wholly owned subsidiaries of Golden West Financial Corporation. Certain officers and directors of the Company are also officers and/or directors of the Adviser and the Distributor.

--------------------------------------------------------------------------------

  At December 31, 2000, Golden West Financial Corporation owned 115,723 shares in the Atlas Emerging Growth Fund, 1,000 shares in the Atlas S&P 500 Index Fund, 80,862 shares in the Atlas California Municipal Bond Fund and 45,162 shares in the Atlas National Municipal Bond Fund.

6. CONCENTRATIONS OF CREDIT RISK

  There are certain concentrations of credit risk, which may subject the Funds more significantly to economic changes occurring in certain industries or sectors as follows:

  The California Municipal Money Fund and the California Municipal Bond Fund have concentrations in California municipal securities.

  The U.S. Government and Mortgage Securities Fund has a concentration in Federal Home Loan Mortgage Corporation and Federal National Mortgage Association securities.

  The U.S. Treasury Money Fund has a concentration in United States Treasury obligations.

  Industry and sector concentrations greater than 10% of a Fund's net assets at December 31, 2000 are as follows:

  The Balanced Fund has 21.77% in Federal National Mortgage Association bonds and 10.51% in diversified financial.

  The Emerging Growth Fund has 12.23% in health care/supplies and services.

  The Strategic Growth Fund has 11.69% in communication equipment and 14.71% in electronics.

  The California Municipal Bond Fund has 16.95% in transportation, 14.65% in prerefunded bonds, 14.12% in lease revenue, 12.01% in water/sewer and 11.83% in general obligation bonds.

  The National Municipal Bond Fund has 24.61% in general obligation bonds, 13.71% in public power and 10.51% in transportation.

  The California Municipal Money Fund has 30.47% in housing, 17.07% in transportation and 10.98% in tax revenue notes.

  The National Municipal Money Fund has 40.94% in health, 16.71% in general obligation bonds and 13.68% in housing.

7. FORWARD CONTRACTS

  Open forward contracts in the Funds to purchase and sell foreign currencies as of December 31, 2000 were as follows:

                                                                               Contract
                                                              Settlement        Amount              Valuation as      Unrealized
                                                                 Date          (000's)              of 12/31/00       Gain (Loss)
                                                           ----------------------------------------------------------------------
Global Growth Fund:
-------------------
Contracts to Purchase:
--------------------
British Pound Sterling...................................  01/03/01                 18     GBP       $   26,772        $    287
Canadian Dollar..........................................  01/02/01-01/03/01       165     CAD          109,805            (168)
                                                                                                     ----------        --------
Net unrealized gain......................................                                            $  136,577        $    119
                                                                                                     ==========        ========

Notes to Financial Statements                                  December 31, 2000
--------------------------------------------------------------------------------

                                                                               Contract
                                                              Settlement        Amount              Valuation as      Unrealized
                                                                 Date          (000's)              of 12/31/00       Gain (Loss)
                                                           ----------------------------------------------------------------------
Strategic Income Fund:
---------------------
Contracts to Purchase:
--------------------
British Pound Sterling...................................  01/16/01                 35     GBP       $   52,328        $  1,918
Euro.....................................................  02/07/01                845     EUR          794,075          47,559
Japanese Yen.............................................  01/24/01-09/10/01    85,200     JPY          752,175         (23,905)
South African Rand.......................................  1/22/01               2,058     ZAR          272,193           4,990
                                                                                                     ----------        --------
                                                                                                     $1,870,771          30,562
                                                                                                     ==========        --------
Contracts to Sell:
---------------
British Pound Sterling...................................  01/16/01-01/29/01       595     GBP       $  889,649         (40,360)
Canadian Dollar..........................................  01/31/01                450     CAD          299,654          (7,029)
Japanese Yen.............................................  01/24/01-09/10/01   130,330     JPY        1,152,639          52,797
South African Rand.......................................  01/22/01              2,058     ZAR          272,193          (6,936)
                                                                                                     ----------        --------
                                                                                                     $2,614,135          (1,528)
                                                                                                     ==========        --------
Net unrealized gain......................................                                                              $ 29,034
                                                                                                                       ========

8. FUTURES CONTRACTS

  The Bond and Stock Funds may purchase and sell futures contracts for hedging their investments against changes in value, to manage cash flow, to attempt to enhance income, or as a temporary substitute for purchases or sales of actual securities. These Funds may also buy or write put or call options on these futures contracts.

  The purpose of the acquisition or sale of a futures contract is to protect the involved Fund from adverse fluctuations in interest rates or in market or currency indices and the resulting negative valuation effect on the Fund investments without actually buying or selling securities.

  Upon engaging in a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount (initial margin). Subsequent payments (variation margins) to and from the Fund or the broker, must be made daily as the price of the security or the currency rate underlying the futures contract fluctuates, making the long or short position in the futures contract more or less valuable. The Fund recognizes a realized gain or loss when the contract is closed or expires.

  Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statements of Investments. The Statements of Assets and Liabilities reflects a receivable or payable for the daily mark to market variation margin.

  Futures contracts (and related options) involve risks to which the Bond and Stock Funds would otherwise not be subject. Inherent risks include the possibility of imperfect correlation between the price of the futures contract or option and the price of the securities or indices being hedged and the possible absence of a liquid secondary market for any particular instrument at any time.

  As of December 31, 2000, the Atlas Strategic Income Fund had outstanding futures contracts to purchase and sell debt securities as follows:

                                                                            Number of
                                                              Expiration     Futures                    Unrealized
                                                                 Date       Contracts    Valuation     Appreciation
                                                              -----------------------------------------------------
Contract to Purchase:
--------------------
U.S. Treasury Notes.........................................  03/01            42        $4,398,908      $133,125
Contract to Sell:
---------------
United Kingdom Government Bonds.............................  03/01             1        $  173,175            45
                                                                                                         --------
Net unrealized gain.........................................                                             $133,170
                                                                                                         ========

--------------------------------------------------------------------------------

9. OPTIONS TRANSACTIONS

  The Bond and Stock Funds may purchase and sell covered exchange listed put and call options on securities, indices and currencies. These options my be on debt securities, financial indices and foreign currencies (Bond Funds) and on stocks, stock and financial indices, foreign government securities or foreign currencies (Stock Funds).

  A Fund may sell covered put options and call options for additional premium income, buy put options in an effort to protect the value of a security in its portfolio against decline in value and buy call options in an effort to protect against a price increase of securities or currencies it intends to purchase. The Bond and Stock Funds may also make offsetting transactions to close open positions.

  A Fund may write a put option as an alternative to purchasing a security. A put option gives the holder the right to sell the underlying security to the Fund at any time during the option period at a predetermined exercise price. Writing a call option obligates the Fund to sell or deliver the option's underlying security, in return for the strike price, upon exercise of the option.

  Premiums received are recorded as a liability which is marked to the market daily to reflect the current value of the options. A Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of the premium received or paid. If an option expires or is canceled in a closing transaction, the Fund will realize a gain or loss depending on whether the cost of the closing transaction, if any, is less than or greater than the premium originally received.

  Securities designated to cover outstanding call options are noted in the Statements of Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a footnote to the Statements of Investments. Options written are reported as a liability in the Statements of Assets and Liabilities. Gains and losses are reported in the Statements of Operations.

  The risk in writing a call option is that the Fund foregoes the opportunity for profit if the value of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund is exposed to a potential loss if the value of the underlying security declines and the option is exercised. Owning an option exposes the Fund to the risk of paying a premium whether the option is exercised or not. Additional risk exists if an illiquid secondary market does not allow for entering into a closing transaction.

  Written option transactions in the Funds for the year ended December 31, 2000 were as follows:

                                                             Call Options                 Put Options
                                                             -------------------------    ------------------------
                                                             Number of      Amount of     Number of     Amount of
                                                             Options        Premiums      Options       Premiums
                                                             -----------------------------------------------------
Strategic Income Fund:
-----------------------
Options outstanding at December 31, 1999...................   36,000,000     $  3,728        862,470     $ 14,279
Options written............................................       10,100       37,288      1,019,550       31,892
Options closed or expired..................................  (36,009,100)     (37,916)    (1,871,420)     (33,650)
Options exercised..........................................            0            0              0            0
                                                             -----------     --------     ----------     --------
Options outstanding at December 31, 2000...................        1,000     $  3,100         10,600     $ 12,521
                                                             ===========     ========     ==========     ========

10. ILLIQUID AND RESTRICTED SECURITIES

  The Funds may invest in securities that are illiquid or restricted. Restricted securities are not registered under the Securities Act of 1933, are often acquired in private placements that may have legal or contractual restrictions preventing their ready disposition, or may be repurchase agreements or time deposits maturing in more than seven days. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. No Fund will invest in illiquid or restricted assets if, immediately after such purchase, the value thereof, as determined under methods approved by the Board of Directors, would exceed 10% of its net assets. At December 31, 2000, the value of illiquid securities and the resulting percentage of net assets amounted to $5,233,626 or 6.75% in the Atlas Strategic Income Fund. Certain Funds own restricted securities which have been determined to be liquid. These securities are not included in the 10% limitation mentioned above and are identified in the Statements of Investments.

Independent Auditors' Report
--------------------------------------------------------------------------------

The Board of Directors and Shareholders
Atlas Assets, Inc.:

  We have audited the accompanying statements of assets and liabilities of the Funds comprising Atlas Assets, Inc. (Atlas Balanced Fund, Atlas Emerging Growth Fund, Atlas Global Growth Fund, Atlas Growth and Income Fund, Atlas S&P 500 Index Fund, Atlas Strategic Growth Fund, Atlas California Municipal Bond Fund, Atlas National Municipal Bond Fund, Atlas Strategic Income Fund, Atlas U.S. Government and Mortgage Securities Fund, Atlas California Municipal Money Fund, Atlas National Municipal Money Fund and Atlas U.S. Treasury Money Fund) (the "Funds"), including the statements of investments in securities and net assets as of December 31, 2000, the related statements of operations for the periods ended December 31, 2000, the statements of changes in net assets for the periods ended December 31, 2000 and 1999, and the financial highlights for each of the periods ended December 31, 2000, 1999, 1998, 1997, and 1996. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2000 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of each of the respective Funds comprising Atlas Assets, Inc. at December 31, 2000, the results of their operations, the changes in their net assets, and their financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP
Oakland, California
February 9, 2001

Tax Information                                                      (unaudited)
--------------------------------------------------------------------------------

  The following tax information represents disclosures of various tax benefits for the year ended December 31, 2000 passed through to shareholders of the Atlas Funds.

  In accordance with the Internal Revenue Code, the following Atlas Funds are designating the following amounts of long-term capital gain dividends:

Global Growth Fund..........................................  $ 7,294,547
Growth and Income Fund......................................   29,953,051
Strategic Growth Fund.......................................    1,707,822

  Of the distributions made from net investment income for the below stated Atlas Funds, the following percentages are tax-exempt for regular federal income tax purposes.

California Municipal Bond Fund..............................  100%
National Municipal Bond Fund................................  100%
California Municipal Money Fund.............................  100%
National Municipal Money Fund...............................  100%

S&P 500 Index Master Portfolio
Schedule of Investments                                        December 31, 2000
--------------------------------------------------------------------------------

                                         shares           value
                                       -----------    --------------
COMMON STOCKS - 98.11%
  Advertising - 0.23%
   Interpublic Group of Companies
   Inc. .............................      82,980     $    3,531,836
   Omnicom Group Inc. *..............      47,726          3,955,292
                                                        ------------
                                                           7,487,128
                                                        ------------
  Aerospace/Defense - 1.53%
   Boeing Co. .......................     239,661         15,817,626
   General Dynamics Corp. ...........      53,766          4,193,748
   Goodrich (B.F.) Co. ..............      27,496          1,000,167
   Honeywell International Inc. .....     215,192         10,181,272
   Lockheed Martin Corp. ............     116,152          3,943,360
   Northrop Grumman Corp. ...........      19,325          1,603,975
   Raytheon Co. "B"..................      91,716          2,848,928
   United Technologies Corp. ........     126,426          9,940,244
                                                        ------------
                                                          49,529,320
                                                        ------------
  Airlines - 0.26%
   AMR Corp. +.......................      40,730          1,596,107
   Delta Air Lines Inc. .............      33,183          1,665,372
   Southwest Airlines Co. ...........     135,467          4,542,209
   US Airways Group Inc. +...........      18,173            737,142
                                                        ------------
                                                           8,540,830
                                                        ------------
  Apparel - 0.19%
   Liz Claiborne Inc. ...............      14,054            584,998
   Nike Inc. "B".....................      72,886          4,067,950
   Reebok International Ltd. +.......      15,441            422,157
   VF Corp. .........................      30,647          1,110,647
                                                        ------------
                                                           6,185,752
                                                        ------------
  Auto Manufacturers - 0.65%
   Ford Motor Company................     505,692         11,852,156
   General Motors Corp. "A"..........     152,432          7,764,505
   Navistar International Corp. +....      16,072            420,886
   PACCAR Inc. ......................      20,643          1,016,668
                                                        ------------
                                                          21,054,215
                                                        ------------
  Auto Parts & Equipment - 0.16%
   Cooper Tire & Rubber Co. .........      19,587            208,112
   Dana Corp. .......................      39,873            610,555
   Delphi Automotive Systems
   Corp. ............................     151,018          1,698,953
   Goodyear Tire & Rubber Co. .......      42,493            976,914
   TRW Inc. .........................      33,540          1,299,675
   Visteon Corp. ....................      35,355            406,583
                                                        ------------
                                                           5,200,792
                                                        ------------
  Banks - 5.90%
   AmSouth Bancorp...................     101,274          1,544,429
   Bank of America Corp. ............     439,187         20,147,704
   Bank of New York Co. Inc. ........     199,882         11,030,988
   Bank One Corp. ...................     312,146         11,432,347
   BB&T Corp. .......................     107,040          3,993,930
   Charter One Financial Inc. .......      56,106          1,620,061
   Chase Manhattan Corp. ............     353,607         16,067,018
   Comerica Inc. ....................      42,305          2,511,859
   Fifth Third Bancorp...............     124,672          7,449,152
   First Union Corp. ................     264,408          7,353,848
   Firstar Corp. ....................     256,386          5,960,975
   FleetBoston Financial Corp. ......     244,164          9,171,410
   Golden West Financial Corp. ......      42,705          2,882,587
   Huntington Bancshares Inc. .......      67,709          1,096,039
   KeyCorp...........................     114,832          3,215,296
   Mellon Financial Corp. ...........     131,742          6,480,060
   National City Corp. ..............     164,158          4,719,542

                                         shares           value
                                       -----------    --------------
   Northern Trust Corp. .............      59,804     $    4,877,764
   Old Kent Financial Corp. .........      37,400          1,636,250
   PNC Financial Services Group......      77,995          5,698,510
   Regions Financial Corp. ..........      59,797          1,633,206
   SouthTrust Corp. .................      45,482          1,850,549
   State Street Corp. ...............      43,573          5,412,202
   Summit Bancorp....................      47,130          1,799,777
   SunTrust Banks Inc. ..............      79,856          5,030,928
   Synovus Financial Corp. ..........      76,781          2,068,288
   Union Planters Corp. .............      36,412          1,301,729
   US Bancorp Inc. ..................     203,241          5,932,097
   Wachovia Corp. ...................      54,873          3,189,493
   Washington Mutual Inc. ...........     145,477          7,719,373
   Wells Fargo & Company.............     461,170         25,681,404
                                                        ------------
                                                         190,508,815
                                                        ------------
  Beverages - 2.33%
   Anheuser-Busch Companies Inc. ....     243,386         11,074,063
   Brown-Forman Corp. "B"............      18,470          1,228,255
   Coca-Cola Co. ....................     669,145         40,776,023
   Coca-Cola Enterprises Inc. *......     112,735          2,141,965
   Coors (Adolf) Company "B".........      10,003            803,366
   PepsiCo Inc. .....................     389,605         19,309,798
                                                        ------------
                                                          75,333,470
                                                        ------------
  Biotechnology - 0.86%
   Amgen Inc. +......................     278,742         17,822,067
   Applera Corp. - Applied Biosystems
   Group.............................      56,733          5,336,448
   Biogen Inc. +.....................      39,988          2,401,779
   Chiron Corp. +....................      51,620          2,297,090
                                                        ------------
                                                          27,857,384
                                                        ------------
  Building Materials - 0.14%
   Masco Corp. ......................     120,443          3,093,880
   Vulcan Materials Co. .............      27,248          1,304,498
                                                        ------------
                                                           4,398,378
                                                        ------------
  Chemicals - 1.13%
   Air Products & Chemicals Inc. ....      61,830          2,535,030
   Ashland Inc. .....................      18,960            680,474
   Dow Chemical Co. .................     183,033          6,703,584
   Du Pont (E.I.) de Nemours.........     281,420         13,596,104
   Eastman Chemical Co. .............      20,711          1,009,661
   Engelhard Corp. ..................      34,520            703,345
   Great Lakes Chemical Corp. .......      13,575            504,820
   Hercules Inc. ....................      28,930            551,478
   PPG Industries Inc. ..............      45,624          2,112,962
   Praxair Inc. .....................      42,824          1,900,315
   Rohm & Haas Co. "A"...............      59,282          2,152,678
   Sherwin-Williams Co. .............      43,387          1,141,620
   Sigma-Aldrich Corp. ..............      20,748            815,656
   Union Carbide Corp. ..............      36,557          1,967,224
                                                        ------------
                                                          36,374,951
                                                        ------------
  Commercial Services - 0.60%
   Block (H & R) Inc. ...............      24,704          1,022,128
   Cendant Corp. +...................     196,668          1,892,934
   Convergys Corp. +.................      41,599          1,884,955
   Deluxe Corp. *....................      19,610            495,545
   Donnelley (R.R.) & Sons Co. *.....      32,943            889,461
   Ecolab Inc. ......................      34,299          1,481,288
   Equifax Inc. .....................      38,271          1,097,899
   McKesson HBOC Inc. ...............      76,669          2,751,650
   Moody's Corp. ....................      43,833          1,125,960

      The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                         shares           value
                                       -----------    --------------
   Paychex Inc. .....................     100,434     $    4,883,603
   Quintiles Transnational Corp. +...      31,124            651,659
   Robert Half International Inc.
   +.................................      47,930          1,270,145
                                                        ------------
                                                          19,447,227
                                                        ------------
  Computers - 7.64%
   Apple Computer Inc. +.............      87,659          1,303,928
   Ceridian Corp. +..................      39,354            784,620
   Cisco Systems Inc. +..............   1,942,161         74,287,658
   Compaq Computer Corp. ............     458,720          6,903,736
   Computer Sciences Corp. +.........      45,447          2,732,501
   Dell Computer Corp. +.............     698,011         12,171,567
   Electronic Data Systems Corp. ....     126,163          7,285,913
   EMC Corp. +.......................     590,418         39,262,797
   Gateway Inc. +....................      87,219          1,569,070
   Hewlett-Packard Co. ..............     533,570         16,840,803
   International Business Machines
   Corp. ............................     473,443         40,242,655
   Lexmark International Group Inc.
   "A" +.............................      34,335          1,521,470
   NCR Corp. +.......................      26,030          1,278,724
   Network Appliance Inc. +..........      85,236          5,475,081
   Sapient Corp. +...................      32,694            390,285
   Sun Microsystems Inc. +...........     868,862         24,219,528
   Unisys Corp. +....................      84,424          1,234,701
   Veritas Software Corp. +..........     105,298          9,213,575
                                                        ------------
                                                         246,718,612
                                                        ------------
  Cosmetics/Personal Care - 1.93%
   Alberto-Culver Co. "B"............      15,156            648,866
   Avon Products Inc. ...............      64,224          3,074,724
   Colgate-Palmolive Co. ............     154,390          9,965,874
   Gillette Co. .....................     284,199         10,266,689
   International Flavors & Fragrances
   Inc. .............................      26,389            536,027
   Kimberly-Clark Corp. .............     143,986         10,178,370
   Procter & Gamble Co. .............     351,786         27,593,214
                                                        ------------
                                                          62,263,764
                                                        ------------
  Distribution/Wholesale - 0.22%
   Costco Wholesale Corp. +..........     120,694          4,820,217
   Genuine Parts Co. ................      46,718          1,223,428
   Grainger (W.W.) Inc. .............      25,347            925,165
                                                        ------------
                                                           6,968,810
                                                        ------------
  Diversified Financial
    Services - 6.93%
   American Express Co. .............     358,880         19,715,970
   Bear Stearns Companies Inc. ......      28,760          1,457,773
   Capital One Financial Corp. ......      53,158          3,498,461
   CIT Group Inc. (The)..............      70,714          1,423,119
   Citigroup Inc. ...................   1,356,413         69,261,825
   Countrywide Credit Industries
   Inc. .............................      30,845          1,549,961
   Fannie Mae........................     271,787         23,577,522
   Franklin Resources Inc. ..........      65,788          2,506,523
   Freddie Mac.......................     187,588         12,920,124
   Household International Inc. .....     127,064          6,988,520
   Lehman Brothers Holdings Inc. ....      64,374          4,353,292
   MBNA Corp. .......................     229,838          8,489,641
   Merrill Lynch & Co. Inc. .........     218,606         14,906,197
   Morgan (J.P.) & Co. Inc. .........      43,284          7,163,502
   Morgan Stanley Dean Witter &
   Co. ..............................     302,376         23,963,298
   Price (T. Rowe) Group Inc. .......      32,773          1,385,171
   Providian Financial Corp. ........      77,208          4,439,460
   Schwab (Charles) Corp. ...........     373,299         10,592,359

                                         shares           value
                                       -----------    --------------
   Stilwell Financial Inc. ..........      60,038     $    2,367,749
   USA Education Inc. *..............      44,351          3,015,868
                                                        ------------
                                                         223,576,335
                                                        ------------
  Electric - 2.57%
   AES Corp. *.......................     123,745          6,852,379
   Allegheny Energy Inc. ............      29,790          1,435,506
   Ameren Corp. .....................      37,076          1,717,082
   American Electric Power Inc. .....      86,829          4,037,548
   Calpine Corp. *...................      76,020          3,425,651
   Cinergy Corp. ....................      42,969          1,509,286
   CMS Energy Corp. .................      32,597          1,032,917
   Consolidated Edison Inc. .........      57,137          2,199,774
   Constellation Energy Group
   Inc. .............................      40,673          1,832,827
   Dominion Resources Inc. ..........      64,546          4,324,582
   DTE Energy Co. ...................      38,560          1,501,430
   Duke Energy Corp. ................      99,504          8,482,716
   Edison International..............      87,885          1,373,203
   Entergy Corp. ....................      60,091          2,542,600
   Exelon Corp. .....................      85,944          6,034,128
   FirstEnergy Corp. ................      60,846          1,920,452
   FPL Group Inc. ...................      47,661          3,419,677
   GPU Inc. .........................      32,767          1,206,235
   Niagara Mohawk Holdings Inc. +....      43,287            722,352
   NiSource Inc. ....................      54,936          1,689,282
   PG&E Corp. .......................     104,512          2,090,240
   Pinnacle West Capital Corp. ......      22,869          1,089,136
   PP&L Resources Inc. ..............      39,091          1,766,425
   Progress Energy Inc. .............      55,441          2,727,004
   Public Service Enterprise Group
   Inc. .............................      57,793          2,810,185
   Reliant Energy Inc. ..............      79,444          3,440,918
   Southern Co. .....................     182,313          6,061,907
   TXU Corporation...................      69,642          3,086,011
   Xcel Energy Inc. .................      91,915          2,671,280
                                                        ------------
                                                          83,002,733
                                                        ------------
  Electrical Components & Equipment - 0.39%
   American Power Conversion Corp.
   +.................................      52,536            650,133
   Emerson Electric Co. .............     115,216          9,080,461
   Molex Inc. *......................      52,747          1,872,518
   Power-One Inc. +..................      21,140            831,066
                                                        ------------
                                                          12,434,178
                                                        ------------
  Electronics - 0.76%
   Agilent Technologies Inc. +.......     122,221          6,691,600
   Johnson Controls Inc. ............      23,173          1,204,996
   Millipore Corp. ..................      12,550            790,650
   Parker Hannifin Corp. ............      31,437          1,387,158
   PerkinElmer Inc. .................      13,472          1,414,560
   Sanmina Corp. +...................      40,918          3,135,342
   Solectron Corp. +.................     171,835          5,825,206
   Symbol Technologies Inc. *........      39,560          1,424,160
   Tektronix Inc. ...................      25,464            857,819
   Thermo Electron Corp. +...........      48,488          1,442,518
   Thomas & Betts Corp. .............      15,653            253,383
                                                        ------------
                                                          24,427,392
                                                        ------------
  Engineering & Construction - 0.02%
   Fluor Corp. +.....................      20,409            674,784
                                                        ------------
                                                             674,784
                                                        ------------

S&P 500 Index Master Portfolio
Schedule of Investments                                        December 31, 2000
--------------------------------------------------------------------------------

(continued)                              shares           value
-------------------------------------  -----------    --------------
  Environmental Control - 0.17%
   Allied Waste Industries Inc. +....      53,109     $      773,400
   Waste Management Inc. ............     167,795          4,656,311
                                                        ------------
                                                           5,429,711
                                                        ------------
  Food - 2.21%
   Albertson's Inc. .................     113,551          3,009,102
   Archer-Daniels-Midland Co. .......     170,909          2,563,635
   Campbell Soup Co. ................     113,591          3,933,088
   ConAgra Foods Inc. ...............     143,913          3,741,738
   General Mills Inc. ...............      76,322          3,401,099
   Heinz (H.J.) Co. .................      93,628          4,441,478
   Hershey Foods Corp. ..............      36,745          2,365,459
   Kellogg Co. ......................     109,503          2,874,454
   Kroger Co. +......................     222,137          6,011,583
   Quaker Oats Co. ..................      35,422          3,449,217
   Ralston Purina Group..............      82,774          2,162,471
   Safeway Inc. +....................     135,259          8,453,687
   Sara Lee Corp. ...................     224,963          5,525,654
   SUPERVALU Inc. ...................      35,681            495,074
   Sysco Corp. ......................     180,340          5,410,200
   Unilever NV - NY Shares...........     154,234          9,707,102
   Winn-Dixie Stores Inc. ...........      37,681            730,069
   Wrigley (William Jr.) Co. ........      30,495          2,921,802
                                                        ------------
                                                          71,196,912
                                                        ------------
  Forest Products & Paper - 0.46%
   Boise Cascade Corp. ..............      15,546            522,734
   Georgia-Pacific Corp. ............      60,580          1,885,553
   International Paper Co. ..........     129,866          5,300,156
   Louisiana-Pacific Corp. ..........      28,087            284,381
   Mead Corp. .......................      27,097            850,168
   Potlatch Corp. ...................       7,722            259,170
   Temple-Inland Inc. ...............      13,318            714,178
   Westvaco Corp. ...................      27,182            793,375
   Weyerhaeuser Co. .................      59,063          2,997,447
   Willamette Industries Inc. .......      29,592          1,388,975
                                                        ------------
                                                          14,996,137
                                                        ------------
  Gas - 0.13%
   KeySpan Corp. ....................      36,383          1,541,730
   NICOR Inc. .......................      12,349            533,322
   ONEOK Inc. .......................       7,933            382,271
   Peoples Energy Corp. .............       9,565            428,034
   Sempra Energy.....................      55,125          1,281,656
                                                        ------------
                                                           4,167,013
                                                        ------------
  Hand/Machine Tools - 0.06%
   Black & Decker Corp. .............      21,874            858,554
   Snap-On Inc. .....................      15,751            439,059
   Stanley Works (The)...............      23,180            722,926
                                                        ------------
                                                           2,020,539
                                                        ------------
  Health Care - 3.16%
   Bard (C.R.) Inc. .................      13,767            641,026
   Bausch & Lomb Inc. ...............      14,470            585,131
   Baxter International Inc. ........      79,351          7,007,685
   Becton Dickinson & Co. ...........      68,305          2,365,061
   Biomet Inc. ......................      48,040          1,906,588
   Boston Scientific Corp. +.........     109,427          1,497,782
   Guidant Corp. +...................      83,030          4,478,431
   HCA - The Healthcare Company......     149,084          6,561,187
   Healthsouth Corp. +...............     104,309          1,701,541
   Humana Inc. +.....................      45,699            696,910
   Johnson & Johnson.................     375,118         39,410,835

                                         shares           value
                                       -----------    --------------
   Manor Care Inc. +.................      27,629     $      569,848
   Medtronic Inc. ...................     324,222         19,574,903
   St. Jude Medical Inc. + ..........      22,905          1,407,226
   Stryker Corp. ....................      52,720          2,667,105
   Tenet Healthcare Corp. ...........      85,498          3,799,317
   UnitedHealth Group Inc. ..........      86,056          5,281,687
   Wellpoint Health Networks Inc.
   +.................................      16,800          1,936,200
                                                        ------------
                                                         102,088,463
                                                        ------------
  Home Builders - 0.05%
   Centex Corp. .....................      15,950            599,122
   Kaufman & Broad Home Corp. *......      11,567            389,663
   Pulte Corp. ......................      11,041            465,792
                                                        ------------
                                                           1,454,577
                                                        ------------
  Home Furnishings - 0.08%
   Leggett & Platt Inc. .............      52,886          1,001,529
   Maytag Corp. .....................      20,724            669,644
   Whirlpool Corp. ..................      18,034            859,996
                                                        ------------
                                                           2,531,169
                                                        ------------
  Household Products/Wares - 0.22%
   American Greetings Corp. "A"......      17,176            162,099
   Avery Dennison Corp. .............      29,728          1,631,324
   Clorox Co. .......................      63,593          2,257,551
   Fortune Brands Inc. ..............      41,718          1,251,540
   Newell Rubbermaid Inc. *..........      71,940          1,636,635
   Tupperware Corp. .................      15,572            318,253
                                                        ------------
                                                           7,257,402
                                                        ------------
  Insurance - 4.34%
   Aetna Inc. +......................      38,135          1,565,918
   AFLAC Inc. .......................      71,636          5,171,224
   Allstate Corp. ...................     197,398          8,599,150
   Ambac Financial Group Inc. .......      28,395          1,655,783
   American General Corp. ...........      67,912          5,534,828
   American International Group
   Inc. .............................     628,067         61,903,854
   AON Corp. ........................      69,093          2,366,418
   Chubb Corp. ......................      47,246          4,086,779
   CIGNA Corp. ......................      41,490          5,489,127
   Cincinnati Financial Corp. .......      43,415          1,717,606
   Conseco Inc. *....................      87,774          1,157,520
   Hartford Financial Services Group
   Inc. .............................      60,868          4,298,803
   Jefferson-Pilot Corp. ............      27,823          2,079,769
   Lincoln National Corp. ...........      51,681          2,445,157
   Loews Corp. ......................      26,619          2,756,730
   Marsh & McLennan Companies
   Inc. .............................      74,304          8,693,568
   MBIA Inc. ........................      26,516          1,965,499
   MetLife Inc. .....................     206,229          7,218,015
   MGIC Investment Corp. ............      28,810          1,942,874
   Progressive Corporation...........      19,758          2,047,423
   SAFECO Corp. .....................      34,489          1,133,826
   St. Paul Companies Inc. ..........      58,710          3,188,687
   Torchmark Corp. ..................      34,061          1,309,220
   UNUMProvident Corp. ..............      65,009          1,747,117
                                                        ------------
                                                         140,074,895
                                                        ------------
  Iron/Steel - 0.05%
   Allegheny Technologies Inc. ......      21,745            345,202
   Nucor Corp. ......................      20,992            833,120
   USX-U.S. Steel Group Inc. ........      23,878            429,804
                                                        ------------
                                                           1,608,126
                                                        ------------

      The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                         shares           value
                                       -----------    --------------
  Leisure Time - 0.31%
   Brunswick Corp. ..................      23,519     $      386,594
   Carnival Corp. "A"................     157,679          4,858,484
   Harley-Davidson Inc. .............      81,770          3,250,357
   Sabre Holdings Corp. .............      34,886          1,504,459
                                                        ------------
                                                           9,999,894
                                                        ------------
  Lodging - 0.20%
   Harrah's Entertainment Inc. +.....      31,522            831,393
   Hilton Hotels Corp. ..............      99,377          1,043,458
   Marriott International Inc. "A"
   *.................................      64,745          2,735,476
   Starwood Hotels & Resorts
   Worldwide Inc. ...................      52,090          1,836,172
                                                        ------------
                                                           6,446,499
                                                        ------------
  Machinery - 0.45%
   Briggs & Stratton Corp. ..........       5,828            258,618
   Caterpillar Inc. .................      92,757          4,388,566
   Cummins Engine Company Inc. ......      11,253            426,911
   Deere & Co. ......................      63,260          2,898,099
   Dover Corp. ......................      54,724          2,219,742
   Ingersoll-Rand Co. ...............      43,353          1,815,407
   McDermott International Inc. .....      16,299            175,214
   Rockwell International Corp. .....      49,453          2,355,199
                                                        ------------
                                                          14,537,756
                                                        ------------
  Manufacturers - 5.74%
   Cooper Industries Inc. ...........      25,167          1,156,109
   Crane Co. ........................      16,374            465,636
   Danaher Corp. ....................      38,309          2,619,378
   Eastman Kodak Co. ................      80,917          3,186,107
   Eaton Corp. ......................      18,851          1,417,360
   FMC Corp. +.......................       8,237            590,490
   General Electric Co. .............   2,673,790        128,174,808
   Illinois Tool Works Inc. .........      81,474          4,852,795
   ITT Industries Inc. ..............      23,730            919,537
   Minnesota Mining & Manufacturing
   Co. ..............................     106,482         12,831,081
   National Service Industries
   Inc. .............................      10,994            282,408
   Pall Corp. .......................      33,251            708,662
   Textron Inc. .....................      38,358          1,783,647
   Tyco International Ltd. ..........     471,925         26,191,837
                                                        ------------
                                                         185,179,855
                                                        ------------
  Media - 3.43%
   America Online Inc. +.............     630,339         21,935,797
   Clear Channel Communications Inc.
   +.................................     157,745          7,640,773
   Comcast Corp. "A" +...............     243,587         10,169,757
   Dow Jones & Co. Inc. .............      23,580          1,335,218
   Gannett Co. Inc. .................      71,220          4,491,311
   Harcourt General Inc..............      19,719          1,127,927
   Knight Ridder Inc. *..............      19,794          1,125,784
   McGraw-Hill Companies Inc. .......      52,648          3,086,489
   Meredith Corp. ...................      13,565            436,623
   New York Times Co. "A"............      43,940          1,760,346
   Time Warner Inc. .................     359,396         18,774,847
   Tribune Co. ......................      81,494          3,443,121
   Viacom Inc. "B" +.................     408,226         19,084,566
   Walt Disney Co. (The).............     562,493         16,277,141
                                                        ------------
                                                         110,689,700
                                                        ------------

                                         shares           value
                                       -----------    --------------
  Metal Fabricate/Hardware - 0.01%
   Timken Co. .......................      16,230     $      245,479
   Worthington Industries Inc. ......      23,154            186,679
                                                        ------------
                                                             432,158
                                                        ------------
  Mining - 0.52%
   Alcan Aluminium Ltd. *............      87,206          2,981,355
   Alcoa Inc. .......................     233,401          7,818,933
   Barrick Gold Corp. ...............     106,829          1,749,859
   Freeport-McMoRan Copper & Gold
   Inc. +............................      40,178            344,024
   Homestake Mining Company..........      71,219            298,230
   Inco Ltd. +.......................      48,949            820,385
   Newmont Mining Corp. .............      45,459            775,644
   Phelps Dodge Corp. ...............      21,233          1,185,067
   Placer Dome Inc. .................      88,365            850,513
                                                        ------------
                                                          16,824,010
                                                        ------------
  Office/Business Equipment - 0.10%
   Pitney Bowes Inc. ................      68,067          2,254,719
   Xerox Corp. ......................     180,122            833,064
                                                        ------------
                                                           3,087,783
                                                        ------------
  Oil & Gas Producers - 5.83%
   Amerada Hess Corp. *..............      23,908          1,746,778
   Anadarko Petroleum Corp. .........      67,153          4,773,235
   Apache Corp. .....................      33,296          2,332,801
   Burlington Resources Inc. ........      58,092          2,933,646
   Chevron Corp. ....................     173,201         14,624,659
   Coastal Corp. ....................      58,300          5,148,619
   Conoco Inc. ......................     168,220          4,867,866
   Devon Energy Corp. ...............      34,670          2,113,830
   EOG Resources Inc. ...............      31,490          1,722,109
   Exxon Mobil Corp. ................     937,998         81,547,201
   Kerr-McGee Corp. .................      25,437          1,702,689
   Kinder Morgan Inc. ...............      30,850          1,609,984
   Nabors Industries Inc. +..........      39,700          2,348,255
   Occidental Petroleum Corp. .......      99,648          2,416,464
   Phillips Petroleum Co. ...........      68,915          3,919,541
   Rowan Companies Inc. +............      25,469            687,663
   Royal Dutch Petroleum Co. - NY
   Shares............................     578,651         35,044,551
   Sunoco Inc. ......................      22,912            771,848
   Texaco Inc. ......................     148,429          9,221,152
   Tosco Corp. ......................      39,073          1,326,040
   Transocean Sedco Forex Inc. *.....      56,861          2,615,606
   Unocal Corp. .....................      65,603          2,538,016
   USX-Marathon Group Inc. ..........      83,756          2,324,229
                                                        ------------
                                                         188,336,782
                                                        ------------
  Oil & Gas Services - 0.63%
   Baker Hughes Inc. ................      89,597          3,723,875
   Halliburton Co. ..................     119,396          4,328,105
   Schlumberger Ltd. ................     154,516         12,351,623
                                                        ------------
                                                          20,403,603
                                                        ------------
  Packaging & Containers - 0.06%
   Ball Corp. .......................       7,697            354,543
   Bemis Co. ........................      14,417            483,871
   Pactiv Corp. +....................      42,685            528,227
   Sealed Air Corp. *................      22,510            686,555
                                                        ------------
                                                           2,053,196
                                                        ------------
  Pharmaceuticals - 9.71%
   Abbott Laboratories...............     417,450         20,220,234
   Allergan Inc. ....................      35,489          3,435,779

S&P 500 Index Master Portfolio
Schedule of Investments                                        December 31, 2000
--------------------------------------------------------------------------------

(continued)                              shares           value
-------------------------------------  -----------    --------------
   ALZA Corp. +......................      63,902     $    2,715,835
   American Home Products Corp. .....     353,642         22,473,949
   Bristol-Myers Squibb Co. .........     527,565         39,006,837
   Cardinal Health Inc. .............      75,379          7,509,633
   Forest Laboratories Inc. "A" +....      23,640          3,141,165
   King Pharmaceuticals Inc. +.......      45,550          2,354,366
   Lilly (Eli) and Company...........     304,156         28,305,518
   MedImmune Inc. +..................      56,850          2,711,034
   Merck & Co. Inc. .................     622,267         58,259,748
   Pfizer Inc. ......................   1,702,455         78,312,930
   Pharmacia Corporation.............     348,037         21,230,257
   Schering-Plough Corp. ............     394,528         22,389,464
   Watson Pharmaceuticals Inc. *.....      27,705          1,418,150
                                                        ------------
                                                         313,484,899
                                                        ------------
  Pipelines - 0.96%
   Dynegy Inc. "A"...................      87,180          4,887,529
   El Paso Energy Corp. *............      62,621          4,485,229
   Enron Corp. ......................     201,467         16,746,944
   Williams Companies Inc. ..........     118,756          4,742,818
                                                        ------------
                                                          30,862,520
                                                        ------------
  Retail - 5.54%
   AutoZone Inc. +...................      34,349            978,935
   Bed Bath & Beyond Inc. +..........      76,397          1,709,383
   Best Buy Co. Inc. +...............      56,024          1,656,210
   Circuit City Stores Inc. .........      55,363            636,674
   Consolidated Stores Corp. +.......      30,012            318,878
   CVS Corp. ........................     105,736          6,337,552
   Darden Restaurants Inc. ..........      32,221            737,055
   Dillards Inc. "A".................      24,928            294,462
   Dollar General Corp. *............      88,843          1,676,912
   Federated Department Stores Inc.
   +.................................      54,436          1,905,260
   Gap Inc. .........................     229,285          5,846,767
   Home Depot Inc. ..................     624,937         28,551,809
   Kmart Corp. +.....................     130,437            692,947
   Kohls Corp. +.....................      89,512          5,460,232
   Limited Inc. .....................     114,839          1,959,440
   Longs Drug Stores Corp. ..........      10,155            244,989
   Lowe's Companies Inc. *...........     103,372          4,600,054
   May Department Stores Co. ........      80,303          2,629,923
   McDonald's Corp. .................     353,866         12,031,444
   Nordstrom Inc. ...................      34,805            633,016
   Office Depot Inc. +...............      80,282            572,009
   Penney (J.C.) Company Inc. .......      70,710            768,971
   RadioShack Corp. .................      50,118          2,145,677
   Sears, Roebuck and Co. ...........      90,188          3,134,033
   Staples Inc. *....................     122,544          1,447,551
   Starbucks Corp. +.................      50,485          2,233,961
   Target Corp. .....................     241,613          7,792,019
   Tiffany & Co. ....................      39,351          1,244,475
   TJX Companies Inc. ...............      75,947          2,107,529
   Toys R Us Inc. *..................      54,996            917,746
   Tricon Global Restaurants Inc.
   +.................................      39,523          1,304,259
   Walgreen Co. .....................     273,290         11,426,938
   Wal-Mart Stores Inc. .............   1,205,336         64,033,475
   Wendy's International Inc. .......      30,662            804,878
                                                        ------------
                                                         178,835,463
                                                        ------------
  Semiconductors - 4.19%
   Advanced Micro Devices Inc. +.....      84,513          1,167,336
   Altera Corp. +....................     106,992          2,815,227
   Analog Devices Inc. +.............      96,540          4,941,641
   Applied Materials Inc. +..........     218,827          8,356,456

                                         shares           value
                                       -----------    --------------
   Applied Micro Circuits Corp. +....      80,000     $    6,003,750
   Broadcom Corp. "A" *..............      63,445          5,361,103
   Conexant Systems Inc. +...........      61,437            944,594
   Intel Corp. ......................   1,816,077         54,595,815
   KLA-Tencor Corp. +................      50,191          1,690,809
   Linear Technology Corp. ..........      85,382          3,948,918
   LSI Logic Corp. *.................      86,155          1,472,389
   Maxim Integrated Products Inc.
   +.................................      76,769          3,670,518
   Micron Technology Inc. +..........     153,078          5,434,269
   National Semiconductor Corp. +....      48,132            968,657
   Novellus Systems Inc. +...........      35,515          1,276,320
   QLogic Corp. +....................      24,710          1,902,670
   Teradyne Inc. +...................      47,094          1,754,252
   Texas Instruments Inc. ...........     466,814         22,115,313
   Vitesse Semiconductor Corp. +.....      48,450          2,679,891
   Xilinx Inc. +.....................      88,923          4,101,573
                                                        ------------
                                                         135,201,501
                                                        ------------
  Software - 4.85%
   Adobe Systems Inc. ...............      64,874          3,774,856
   Autodesk Inc. ....................      15,621            420,791
   Automatic Data Processing Inc. ...     170,301         10,782,182
   BMC Software Inc. +...............      66,289            928,046
   BroadVision Inc. +................      72,690            858,651
   Citrix Systems Inc. *.............      49,929          1,123,403
   Computer Associates International
   Inc. .............................     156,697          3,055,592
   Compuware Corp. +.................      98,510            615,688
   First Data Corp. .................     106,631          5,618,121
   IMS Health Inc. ..................      79,227          2,139,129
   Intuit Inc. +.....................      55,620          2,193,514
   Mercury Interactive Corp. +.......      21,839          1,970,970
   Microsoft Corp. +.................   1,438,869         62,410,943
   Novell Inc. +.....................      88,506            461,891
   Oracle Corp. +....................   1,510,410         43,896,291
   Parametric Technology Corp. +.....      73,497            987,616
   PeopleSoft Inc. +.................      77,065          2,865,855
   Siebel Systems Inc. +.............     115,858          7,849,380
   Yahoo! Inc. *.....................     150,622          4,544,548
                                                        ------------
                                                         156,497,467
                                                        ------------
  Telecommunication Equipment - 3.10%
   ADC Telecommunications Inc. +.....     208,227          3,774,108
   Andrew Corp. +....................      21,902            476,369
   Avaya Inc. +......................      75,123            774,706
   Comverse Technology Inc. +........      44,462          4,829,685
   JDS Uniphase Corp. +..............     259,531         10,819,199
   Lucent Technologies Inc. .........     901,127         12,165,215
   Motorola Inc. ....................     589,407         11,935,492
   Nortel Networks Corp. ............     835,842         26,799,184
   Palm Inc. +.......................     152,649          4,321,875
   QUALCOMM Inc. +...................     201,829         16,587,821
   Scientific-Atlanta Inc. ..........      43,553          1,418,195
   Tellabs Inc. +....................     110,702          6,254,663
                                                        ------------
                                                         100,156,512
                                                        ------------
  Telecommunications - 2.56%
   Adaptec Inc. +....................      26,616            272,814
   Cabletron Systems Inc. +..........      49,627            747,507
   Corning Inc. .....................     248,114         13,103,521
   Global Crossing Ltd. +............     238,948          3,419,943
   Nextel Communications Inc. "A"
   +.................................     205,551          5,087,387
   Qwest Communications International
   Inc. +............................     446,893         18,322,613

      The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                         shares           value
                                       -----------    --------------
   Sprint Corp. (PCS Group) *........     251,556     $    5,141,176
   Verizon Communications Inc. ......     728,348         36,508,444
                                                        ------------
                                                          82,603,405
                                                        ------------
  Telephone - 3.23%
   Alltel Corp. .....................      84,380          5,268,476
   AT&T Corp. .......................   1,012,862         17,535,174
   BellSouth Corp. ..................     504,061         20,634,997
   CenturyTel Inc. ..................      37,988          1,358,071
   SBC Communications Inc. ..........     913,362         43,613,036
   Sprint Corp. (FON Group)..........     238,559          4,845,730
   WorldCom Inc. +...................     776,832         10,924,200
                                                        ------------
                                                         104,179,684
                                                        ------------
  Tobacco - 0.86%
   Philip Morris Companies Inc. .....     600,048         26,402,112
   UST Inc. .........................      44,002          1,234,806
                                                        ------------
                                                          27,636,918
                                                        ------------
  Toys/Games/Hobbies - 0.07%
   Hasbro Inc. ......................      46,530            494,381
   Mattel Inc. ......................     115,130          1,662,477
                                                        ------------
                                                           2,156,858
                                                        ------------
  Transportation - 0.38%
   Burlington Northern Santa Fe
   Corp. ............................     106,522          3,015,904
   CSX Corp. ........................      58,579          1,519,393
   FedEx Corp. +.....................      76,979          3,076,081
   Norfolk Southern Corp. ...........     103,489          1,377,697
   Union Pacific Corp. ..............      66,851          3,392,688
                                                        ------------
                                                          12,381,763
                                                        ------------
  Trucking & Leasing - 0.01%
   Ryder System Inc. ................      16,205            269,408
                                                        ------------
                                                             269,408
                                                        ------------
  Total Common Stocks (cost: $2,709,715,389)           3,167,067,448
                                                        ------------
                                       face amount        value
                                       -----------    --------------
SHORT TERM INSTRUMENTS - 1.54%
  Federal Home Loan Mortgage
    Corporation Discount Note
    6.51%, 01/16/01 +++..............  $2,797,620     $    2,797,620
  Goldman Sachs Financial Square
    Prime Obligation Fund +++........   8,755,795          8,755,795
  Providian Temp Cash Money Market
    Fund +++.........................  10,101,664         10,101,664
  Short Term Investment Company
    Liquid Assets Portfolio +++......  19,231,511         19,231,511
  U.S. Treasury Bill
    5.57%**, 03/22/01++..............   9,050,000          8,937,002
                                                        ------------
  Total Short Term Instruments (cost: $49,819,915)        49,823,592
                                                        ------------
REPURCHASE AGREEMENT - 0.35%
  Investors Bank & Trust Tri Party
    Repurchase Agreement, dated
    12/29/00, due 01/02/01, with a
    maturity value of $11,363,024 and
    an effective yield of 5.73%......  11,355,794         11,355,794
                                                        ------------
  Total Repurchase Agreement (cost: $11,355,794)          11,355,794
                                                        ------------
TOTAL INVESTMENTS IN SECURITIES - 100.00%
  (COST $2,770,891,098)                                3,228,246,834
OTHER ASSETS, LESS LIABILITIES - 0.00%                     (157,151)
                                                        ------------
NET ASSETS - 100.00%                                  $3,228,089,683
                                                        ------------
                                                        ------------

*   Denotes all or part of security on loan. See Note 4.
**  Yield to Maturity.
+   Non-income earning securities.
++ This U.S. Treasury Bill is held in a segregated account in connection with the Master Portfolio's holdings of index futures contracts. See Note 1.
+++ Represents investment of collateral received from securities lending transactions. See Note 4.

S&P 500 Index Master Portfolio
Statement of Assets and Liabilities                            December 31, 2000
--------------------------------------------------------------------------------

ASSETS
  Investments at market value (Cost: $2,770,891,098) (Note
    1)......................................................    $3,228,246,834
  Receivables:
    Investment securities sold..............................        45,101,153
    Dividends and interest..................................         2,852,727
                                                                  ------------
  Total assets..............................................     3,276,200,714
                                                                  ------------
LIABILITIES
  Payables:
    Investment securities purchased.........................         5,992,072
    Due to broker--variation margin.........................           793,723
    Collateral for securities loaned (Note 4)...............        40,886,590
    Due to BGFA (Note 2)....................................           438,646
                                                                  ------------
  Total liabilities.........................................        48,111,031
                                                                  ------------
NET ASSETS..................................................    $3,228,089,683
                                                                  ------------
                                                                  ------------

S&P 500 Index Master Portfolio
Statement of Operations                     For the year ended December 31, 2000
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NET INVESTMENT INCOME
  Dividends (Net of foreign withholding tax of $40,582).....    $    43,710,718
  Interest (Includes securities lending income of
    $112,736)...............................................          6,026,454
                                                                   ------------
  Total investment income...................................         49,737,172
                                                                   ------------
  EXPENSES (NOTE 2)
    Advisory fees...........................................          1,961,851
                                                                   ------------
      Total expenses........................................          1,961,851
                                                                   ------------
  Net investment income.....................................         47,775,321
                                                                   ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on sale of investments..................        862,950,326
  Net realized loss on sale of futures contracts............         (8,196,362)
  Net change in unrealized appreciation (depreciation) of
    investments.............................................     (1,234,235,819)
  Net change in unrealized appreciation (depreciation) of
    futures contracts.......................................        (10,595,675)
                                                                   ------------
  Net loss on investments...................................       (390,077,530)
                                                                   ------------
  NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS......    $  (342,302,209)
                                                                   ------------
                                                                   ------------

      The accompanying notes are an integral part of these financial statements.

S&P 500 Index Master Portfolio
Statements of Changes in Net Assets
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                                                                  For the Year         For the Period       For the Year
                                                                  Ended                Ended                Ended
                                                                  December 31,         December 31,         February 28,
                                                                  2000                 1999*                1999
                                                                  ---------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income.....................................      $    47,775,321      $    52,303,458      $    43,674,276
  Net realized gain.........................................          854,753,964          170,279,517          181,973,840
  Net change in unrealized appreciation (depreciation)......       (1,244,831,494)         562,095,831          250,798,350
                                                                     ------------         ------------         ------------
  Net increase (decrease) in net assets resulting from
  operations................................................         (342,302,209)         784,678,806          476,446,466
                                                                     ------------         ------------         ------------
INTERESTHOLDER TRANSACTIONS:
  Contributions.............................................        1,599,306,476        1,849,624,688        2,288,411,987
  Withdrawals...............................................       (2,856,439,610)      (1,493,871,246)      (1,431,828,889)
                                                                     ------------         ------------         ------------
  Net increase (decrease) in net assets resulting from
  interestholder transactions...............................       (1,257,133,134)         355,753,442          856,583,098
                                                                     ------------         ------------         ------------
  Increase (decrease) in net assets.........................       (1,599,435,343)       1,140,432,248        1,333,029,564
NET ASSETS:
  Beginning of period.......................................        4,827,525,026        3,687,092,778        2,354,063,214
                                                                     ------------         ------------         ------------
  End of period.............................................      $ 3,228,089,683      $ 4,827,525,026      $ 3,687,092,778
                                                                     ------------         ------------         ------------
                                                                     ------------         ------------         ------------

* For the ten months ended December 31, 1999. The Master Portfolio changed its fiscal year end from February 28 to December 31.

S&P 500 Index Master Portfolio
Notes to the Financial Statements
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1. SIGNIFICANT ACCOUNTING POLICIES

  Master Investment Portfolio ("MIP") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Delaware business trust. MIP currently issues the following separate portfolios: Asset Allocation, Bond Index, Extended Index, International Index, LifePath Income, LifePath 2010, LifePath 2020, LifePath 2030, LifePath 2040, Money Market, Russell 2000 Index, S&P 500 Index and U.S. Equity Index Master Portfolios.

  These financial statements relate to the S&P 500 Index Master Portfolio (the "Master Portfolio").

  The following is a summary of significant accounting policies which are consistently followed by MIP in the preparation of its financial statements, and such policies are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

  SECURITY VALUATION

  The equity securities of the Master Portfolio are valued at the last reported sales price on the primary securities exchange or national securities market on which such securities are traded. Securities not listed on an exchange or national securities market, or securities in which there was no last reported sales price, are valued at the most recent bid prices. U.S. Government obligations are valued at the last reported bid price. Debt securities maturing in 60 days or less are valued at amortized cost, which approximates market value. Any securities, restricted securities or other assets for which market quotations are not readily available, are valued at fair value as determined in good faith in accordance with policies approved by MIP's Board of Trustees.

  SECURITY TRANSACTIONS AND INCOME RECOGNITION

  Security transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is recognized on a daily accrual basis. Realized gains or losses are reported on the basis of identified cost of securities delivered. Original issue discount and discount on securities purchased are accreted as interest income using a constant yield to maturity method. The Master Portfolio does not amortize premiums on securities purchased.

  FEDERAL INCOME TAXES

  MIP believes that the Master Portfolio has and will continue to be operated in a manner so as to qualify it as a partnership for federal income tax purposes. Provided that the Master Portfolio so qualifies, it will not be subject to any federal income tax on its income and gain (if any). However, each investor in the Master Portfolio will be taxed on its distributive share of the Master Portfolio's taxable income in determining its federal income tax liability. As a partnership for federal income tax purposes, the Master Portfolio will be deemed to have "passed through" to interestholders any interest, dividends, gains or losses for such purposes. The determination of such share will be made in accordance with the Internal Revenue Code of 1986, as amended (the "Code"), and regulations promulgated thereunder.

  It is intended that the Master Portfolio's assets, income and distributions will be managed in such a way that an entity electing and qualifying as a "regulated investment company" under the Code can continue to so qualify by investing substantially all of its assets through the Master Portfolio, provided that the regulated investment company meets other requirements for such qualifications not within the control of the Master Portfolio (e.g., distributing at least 90% of the regulated investment company's "investment company taxable income" annually).

--------------------------------------------------------------------------------

  FUTURES CONTRACTS

  The Master Portfolio may purchase long futures contracts to gain exposure to market changes as this may be more efficient or cost effective than actually buying the securities. A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date and is exchange traded. Upon entering into a futures contract, the Master Portfolio is required to pledge to the broker an amount of cash, U.S. Government securities or other high-quality debt securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Master Portfolio as unrealized gains or losses. When the contract is closed, the Master Portfolio records a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Pursuant to regulations and/or published positions of the Securities and Exchange Commission, the Master Portfolio is required to segregate cash, U.S. Government securities or high quality, liquid debt instruments in connection with long futures transactions. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contracts may not correlate with changes in the value of the underlying securities.

  As of December 31, 2000, the Master Portfolio had the following open long futures contracts outstanding:

Number of                                                    Futures         Expiration         Notional         Net Unrealized
Contracts                                                     Index             Date         Contract Value       Depreciation
-------------------------------------------------------------------------------------------------------------------------------
55                                                        S&P 500             03/16/01        $18,356,250          $(723,100)

  The Master Portfolio has pledged to brokers a U.S. Treasury Bill for initial margin requirements with a face amount of $9,050,000.

  REPURCHASE AGREEMENTS

  Transactions involving purchases of securities under agreements to resell such securities at a specified price and time ("repurchase agreements") are treated as collateralized financing transactions and are recorded at their contracted resale amounts. These repurchase agreements, if any, are detailed in the Master Portfolio's Schedule of Investments. The advisor to the Master Portfolio may pool the Master Portfolio's cash and invest in repurchase agreements entered into by the other Master Portfolios. The Master Portfolio's prospectus requires that the cash investments be fully collateralized based on values that are marked to market daily. The collateral is generally held by an agent bank under a tri-party agreement. It is the advisor's responsibility to value collateral daily and to obtain additional collateral as necessary to maintain the value at equal to or greater than the repurchase price.

  The repurchase agreement entered into on December 29, 2000 by the Master Portfolio was fully collateralized by U.S. Government obligations with a rate of 6.38%, a maturity date of 08/15/02 and an aggregate market value of $11,592,589.

2. AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

  Pursuant to an Investment Advisory Contract with the Master Portfolio, Barclays Global Fund Advisors ("BGFA") provides investment guidance and policy direction in connection with the management of the Master Portfolio's assets. BGFA is an indirect subsidiary of Barclays Bank PLC. BGFA is entitled to receive 0.05% of the average daily net assets of the Master Portfolio as compensation for advisory services.

  Investors Bank & Trust Company ("IBT") serves as the custodian to the Master Portfolio. IBT will not be entitled to receive fees for its custodial services so long as it is entitled to receive a separate fee from Barclays Global Investors, N.A. ("BGI") for its services as sub-administrator of the Master Portfolio.

  Stephens Inc. ("Stephens"), is the sponsor and placement agent for the Master Portfolio.

  MIP has entered into administration services arrangements with BGI and Stephens, as co-administrators, who have agreed jointly to provide general administration services to the Master Portfolio, such as managing and coordinating

S&P 500 Index Master Portfolio
Notes to the Financial Statements
--------------------------------------------------------------------------------
(continued)

third-party service relationships. BGI and Stephens are not entitled to compensation for providing administration services to the Master Portfolio. BGI and Stephens may delegate certain of their administration duties to sub-administrators.

  Certain officers and trustees of MIP are also officers of Stephens. As of December 31, 2000, these officers of Stephens collectively owned less than 1% of the Master Portfolio's outstanding beneficial interests.

3. INVESTMENT PORTFOLIO TRANSACTIONS

  For the year ended December 31, 2000, purchases and sales of investments (excluding short-term investments and U.S. Government obligations) for the Master Portfolio were as follows:

Purchases at cost...........................................  $  399,446,810
Sales proceeds..............................................   1,508,761,551

  At December 31, 2000, the cost of investments for federal income tax purposes was $2,777,752,970. Net unrealized appreciation aggregated $450,493,864, of which $787,496,946 represented gross unrealized appreciation on securities and $337,003,082 represented gross unrealized depreciation on securities.

4. PORTFOLIO SECURITIES LOANED

  As of December 31, 2000, the Master Portfolio had loaned securities which were collateralized by U.S. Government Agency obligations and money market mutual funds. The Master Portfolio receives transaction fees for providing services in connection with the securities lending program. The risks to the Master Portfolio of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

  The value of the securities on loan at December 31, 2000 was $39,952,214 and the value of the related collateral was $40,886,590.

5. FINANCIAL HIGHLIGHTS

  The ratios of expenses to average net assets, net investment income to average net assets, portfolio turnover rates (excluding short-term investments) and total returns for the Master Portfolio were as follows:

                                            For the        For the        For the        For the        For the        For the
                                           Year Ended    Period Ended    Year Ended     Year Ended     Year Ended     Year Ended
                                          December 31,   December 31,   February 28,   February 28,   February 28,   February 29,
                                              2000          1999*           1999           1998           1997           1996
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets
  +.....................................  0.05%          0.05%          0.05%          0.05%          0.05%          0.05%
Ratio of net investment income to
  average net assets +..................  1.22%          1.44%          1.61%          1.89%          2.31%          2.68%
Portfolio turnover rate.................  10%            7%             11%            6%             4%             2%
Total return............................  -9.19%         19.82%++       19.65%         34.77%         25.97%         34.50%

* For the ten months ended December 31, 1999. The Master Portfolio changed its fiscal year end from February 28 to December 31.
+  Annualized for periods of less than one year.
++ Not annualized.

6. CHANGE IN ACCOUNTING POLICY

  In November 2000, the American Institute of Certified Public Accountants issued a revised Audit and Accounting Guide, Audits of Investment Companies, which is effective for fiscal years beginning after December 15, 2000. The requirements of the new audit guide will change the presentation of the Master Portfolio's financial statements. These changes are not expected to have any material impact on the net assets of the Master Portfolio.

Independent Auditors' Report
--------------------------------------------------------------------------------

To the Interestholders and Board of Trustees
Master Investment Portfolio:

  We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of S&P 500 Index Master Portfolio, a portfolio of Master Investment Portfolio (the Portfolio), as of December 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for the year then ended, the ten-month period ended December 31, 1999 and for the year ended February 28, 1999 and financial highlights for the year then ended, the ten-month period ended December 31, 1999, and for each of the years in the four-year period ended February 28, 1999. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000 by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of S&P 500 Index Master Portfolio as of December 31, 2000, the results of its operations, the changes in its net assets and financial highlights for the periods specified in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

/s/ KPMG LLP

San Francisco, California
February 9, 2001